UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _3/31__

Date of reporting period:  3/31/14__

Item 1. Reports to Stockholders.

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

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HYBRID

Templeton Global Balanced Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	51	Tax Information	74
		Templeton Global		Notes to Financial		Board Members and
		Balanced Fund	4	Statements	55	Officers	76
		Performance Summary	14	Report of Independent		Shareholder Information	82
				Registered Public
		Your Fund’s Expenses	21
				Accounting Firm	73
		Financial Highlights and
		Statement of Investments	23

Annual Report

Templeton Global Balanced Fund

Your Fund’s Goal and Main Investments: Templeton Global Balanced Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate debt securities that offer the opportunity to realize income.

We are pleased to bring you Templeton Global Balanced Fund’s annual report for the fiscal year ended March 31, 2014.

Performance Overview

Templeton Global Balanced Fund – Class A delivered a +15.06% cumulative total return for the 12 months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 30.

4 | Annual Report

weighted combination of the MSCI All Country World Index (ACWI)1, 2 and the Barclays Multiverse Index,1, 3 posted a +9.55% cumulative total return for the same period.1, 4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Economic and Market Overview

The economic recovery was more robust in developed markets than in emerging markets during the 12 months under review. Many developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. In contrast, several emerging markets central banks raised interest rates in an effort to control inflation and currency depreciation.

U.S. economic growth and employment trends generally exceeded expectations during the period until early 2014, when weaker economic data followed severe weather across many states. In late 2013, a budget impasse resulted in a temporary federal government shutdown. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress also approved the suspension of the debt ceiling until March 2015. The U.S. Federal Reserve Board (Fed) maintained its monthly bond purchases at $85 billion until January 2014, when it began reducing them, based on continued positive economic and employment data.

Outside the U.S., growth was strong in the U.K., supported by an easing credit environment and stronger consumer confidence. Economic activity was slower in Japan, although business sentiment and personal consumption improved. Higher Japanese exports amid a weaker yen supported the economy, and unemployment reached its lowest level since 2007. The Bank of Japan announced that it would provide additional monetary stimulus. Although technically out of recession, the eurozone experienced weak employment trends, deflationary concerns from investors and political turmoil in some peripheral economies. However, German Chancellor Angela Merkel’s reelection and the European Central Bank (ECB)’s interest rate cut to a record low helped investor confidence in the region.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand, exports and commodity prices weakened. Emerging market equities declined and regional currencies depreciated sharply against the U.S. dollar amid political turmoil in certain countries and concerns over the potential impact of the Fed’s tapering its asset purchases. Uncertainty about Ukraine also weighed on markets. Central banks in several emerging market countries, including Brazil, India, Turkey and South Africa, raised interest rates during the latter half of the period in an effort to curb inflation and support their currencies.

Annual Report | 5

The stock market rally in developed markets accelerated during the period amid ongoing central bank commitments, continued strength in corporate earnings and increasing signs of an economic recovery. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers for the 12-month period. Gold prices experienced notable declines despite a modest rally in early 2014, and oil prices rose amid supply concerns related to political unrest.

In fixed income markets, fears of reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation and the ECB’s interest rate cut. In the U.S., the 10-year Treasury yield rose from 1.87% at the beginning of the period to a high of 3.04% on December 31, 2013. However, some weakening economic data, possibly due to bad weather, and increasing political tension in Ukraine contributed to the 10-year U.S. Treasury yield’s decline to 2.73% at period-end.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such

6 | Annual Report

What is a currency forward
contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

What is a futures contract?
A futures contract is an agreement
between the Fund and a counterparty
made through a U.S. or foreign futures
exchange to buy or sell an asset at a
specific price on a future date.

factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forward contracts, and currency and currency index futures contracts, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy.

Manager’s Discussion

In the March 2013 shareholder report, we discussed the impact of heightened political intervention on financial markets and the corporate sector. We also described how companies used lower borrowing costs to refinance debt and fund acquisitions, share buybacks and dividend payouts while simultaneously repairing balance sheets as they sought to remain competitive in a tight business environment. As a result, in our view, many stocks offered attractive dividends, especially relative to lower yielding bonds, and fundamentals improved. At the beginning of the current report period, we raised the Fund’s target equity allocation to 70%, the highest level since the Fund’s inception, as we anticipated the recovery in corporate and economic conditions and as our analysis revealed a relative valuation disparity between equity and fixed income markets.

Equity

The Fund’s equity component delivered double-digit gains and outperformed its equity benchmark, the MSCI ACWI, for the second consecutive annual reporting period, although past performance does not guarantee future results. Encouragingly for bottom-up stock pickers, stock selection drove favorable relative performance as equities advanced and investors seemed to become more selective. All major regional and sector holdings delivered double-digit absolute gains and most outperformed their equity benchmark counterparts.

However, the Fed’s tapering of asset purchases during the period signaled to us an initial step in the long process of normalizing monetary policy, with significant implications for global financial markets. For stock markets, the Fed’s tapering impact was most pronounced in emerging market countries that had benefited from abundant U.S. dollar liquidity. As the Fed began the partial withdrawal of its sizable stimulus, intermittent capital outflows and currency losses followed in many emerging markets. Valuations for emerging market stocks declined amid the regional turmoil, but we continued to be selective, so we remained slightly underweighted compared to the benchmark’s emerging market allocation by period-end.

Annual Report | 7

To us, the story during the past 12 months was less about finding new bargains and more about investors recognizing value in some of our longer term, high-conviction holdings. The Fund’s financials and consumer discretionary sector holdings exemplified to us the merits of a long-term, contrarian, value approach.5 Our financials overweighting comprised European banks acquired at what we believed Sir John Templeton would have described as “moments of maximum pessimism.” At the market bottom, European banks were trading at 50% to 80% discounts to their tangible book values, a level that major global financial institutions had not reached since U.S. banks did during the Great Depression. As recently as 2012, the entire market capitalization of the euro-zone banking system was worth less than one U.S. stock, Apple. Encouraged by many companies’ fundamental restructuring and convinced that the euro-zone would remain intact, we began aggressively increasing exposure to European financials at these record valuation discounts. We patiently maintained the Fund’s exposure as the economic environment stabilized and banks recapitalized and restructured as they sought to improve profitability. During the review period, European financials represented many of the Fund’s top contributors to performance, including French lender BNP Paribas and Dutch financial services firm ING Groep.

We also acquired many consumer discretionary holdings at low valuations during periods of considerable pessimism. We increased the Fund’s exposure to media companies in the aftermath of the technology, media and telecommunications bubble and, more recently, to retailers as the global financial crisis clouded the outlook for consumer spending. We subsequently divested some media positions to realize gains but maintained a higher allocation than the equity benchmark to retail, where we continued to see our long-term investment theses proven. U.K. home improvement retailer Kingfisher, one of the Fund’s top contributors, is an excellent example of the values we found. Economic uncertainty and company-specific issues pressured the stock during the European sovereign debt crisis, although we remained optimistic given Kingfisher’s discounted valuation and proactive restructuring program. During the review period, Europe’s economic recovery gained pace and the company progressed with restructuring efforts aimed at strengthening its portfolio and its balance sheet and gained market share domestically and in growth markets abroad. The share price rallied during the period as Kingfisher reported better-than-expected operating results and used its improved balance sheet position to increase its dividend.

8 | Annual Report

These examples highlighted to us the strong recovery in investor sentiment for the eurozone from severely depressed levels. We recall just how desperate the situation in Europe seemed to many investors in 2010 and 2011, when the cost to insure bank debt ballooned 50-fold and many major business journals forecast the monetary union’s demise. “People are always asking me where the outlook is good, but that’s the wrong question,” wrote Sir John Templeton. “The right question is ‘Where is the outlook most miserable?’” In recent years, we believed the outlook was most miserable in Europe. We sought to take advantage of what we believed were extreme mispricings to selectively increase exposure to the region. Since then, politics and the banking system have stabilized and the economy has begun to recover. Although deflationary concerns persisted and the recovery remained fragile, from a bottom-up standpoint we continued to find many European companies with what we believed were strong global leadership positions and the potential for continued earnings recovery whose stocks traded at discounted valuations largely because of their domicile.

Sectors and regions where we found fewer values also outperformed during the period, including the consumer staples and materials sectors.6 Opportunities in consumer staples remained scarce in our view as investors continued to pay a premium for the sector’s perceived attractive combination of defensive (non-discretionary) revenue streams and cyclical emerging markets exposure. In the materials sector, years of overspending in the mining industry exacerbated the excess capacity caused by the apparent waning of the long-running commodities bull market. Although a few mining stocks in beaten-down emerging markets appeared cheap to us, we still did not find wholesale values in the sector. Among resources stocks, we found better opportunities in energy, where we believed depressed sector valuations may have understated the long-term profitability and cash flow potential of oil companies with falling capital expenditures and improving production prospects.7 In addition to finding value in certain integrated oil companies, we also found opportunities among attractively valued oil services firms that stood to benefit from the shale gas revolution and an improving supply-and-demand balance in major pressure-pumping markets. Stock selection led our positions in the high yielding energy sector to outperform the sector in the equity benchmark.

Of the major sectors and regions, information technology (IT) was the only relative detractor.8 The Fund’s IT holdings’ share prices rallied on average but marginally trailed IT in the equity benchmark, pressured by some Asia-based IT holdings. Japanese precision equipment manufacturer CANON reported

Top 5 Equity Holdings
3/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp., ord. & ELN	1.4%
Software, U.S.
BNP Paribas SA	1.2%
Banks, France
Teva Pharmaceutical Industries Ltd., ADR	1.2%
Pharmaceuticals, Israel
Foot Locker Inc.	1.1%
Specialty Retail, U.S.
Credit Suisse Group AG	1.1%
Capital Markets, Switzerland

Annual Report | 9

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

weak camera and printer sales, but we believe the firm’s strong balance sheet and healthy cash flows could support shareholder returns. Chinese IT products distributor Digital China Holdings also lost value after reporting weaker-than-expected earnings and issuing downbeat guidance as the economy pressured IT spending.9 However, structural growth trends remained strong in the Chinese enterprise technology market, and Digital China Holdings offered attractively valued exposure to the market. Although valuations appeared broadly expensive to us in IT sector segments, we continued to find companies with strong balance sheets and innovative product pipelines trading at valuations that we viewed as failing to reflect long-term catalysts, such as a renewed hardware replacement cycle and the facilities to transmit increasing quantities of data.

Regionally, the Fund’s European holdings performed well owing to a large regional overweighting and stock selection. Specifically, stock selection in the U.K. and an overweighting in France bolstered relative performance. Stock selection in Asia also contributed to relative performance. In contrast, an underweighted allocation to the U.S. and stock selection in Australia hampered relative results.

Although equities overall appeared to become more expensive during the period, our disciplined, bottom-up value search continued to uncover stocks trading at significant discounts to our projections of their long-term intrinsic values. Robust equity returns might be difficult to sustain in an environment of moderate economic growth and rising valuations, and in our view, the ability to pick undervalued stocks is critical in the recent, more discriminating market environment. The Fund’s favorable relative performance highlighted to us how our forward-looking, dynamic definition of value differs from a traditional, static, low-multiple approach. We remained confident in the Fund’s potential to preserve and grow capital while providing a healthy income stream over a long-term investment horizon.

Fixed Income

During the period under review, we maintained the Fund’s defensive duration posture as policymakers in the G-3 (U.S., eurozone and Japan), the U.K. and Switzerland implemented historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that

10 | Annual Report

Top 5 Fixed Income Holdings*
3/31/14
% of Total
Issue/Issuer	Net Assets
Government of Mexico	4.0%
Government of Hungary	3.7%
Government of Malaysia	2.6%
Government of Sri Lanka	2.3%
Government of Ukraine	2.0%

*Excludes short-term investments.

drove record funding needs, we saw what we viewed as limited value in these government bond markets and maintained underweighted duration exposure in the U.S. and limited duration exposure in Japan. Underweighted duration exposure in the U.S. contributed to performance relative to the Barclays Multiverse Index. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high. Select duration exposures in Europe contributed to absolute performance.

The Fund’s diversified currency exposure detracted from performance during the period. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposure to various currencies, which sometimes resulted in net negative positions. The U.S. dollar was broadly stronger and rose 1.32% against the currencies of major U.S. trading partners during the period.10 The Japanese yen depreciated 8.71% against the U.S. dollar during the year under review.11

Overall, the Fund’s exposure to Asian currencies contributed to absolute performance. The Fund’s large net-negative exposure to the Japanese yen, achieved through the use of currency forward contracts, contributed to performance. Malaysia’s central bank kept its policy rate constant while central banks in Australia and South Korea cut rates during the period. Central banks in India and Indonesia increased rates during the period. During the period under review, the Malaysian ringgit fell 5.18%, the Australian dollar depreciated 11.10%, the Indian rupee shed 9.00% and the Indonesian rupiah lost 14.46% against the U.S. dollar.11 The South Korean won strengthened 4.52% against the U.S. dollar during the period.11

The euro appreciated 7.33% against the U.S. dollar during the period, and the Fund’s large underweighted position in the monetary union’s currency detracted from performance relative to the Barclays Multiverse Index.11 However, this effect was partially offset by the Fund’s exposure to some other European currencies, which appreciated against the U.S. dollar. For example, the Polish zloty appreciated 7.65% against the U.S. dollar during the period.11

Exposure to Latin American currencies detracted from Fund performance. Economic growth in much of the region continued to be supported by domestic and external demand. The Mexican and Chilean central banks cut their policy rates, while Brazil hiked rates. The Brazilian real depreciated 10.64% against the U.S. dollar, the Chilean peso depreciated 14.34% and the Mexican peso fell 5.44%.11

Annual Report | 11

In addition to purchasing global government bonds, the Fund also invested in the credit sector. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Relative to the Barclays Multiverse Index, the Fund’s overall credit positioning contributed to performance. Within the credit sector, exposure to subinvestment-grade sovereign credit and high yield corporate bonds contributed to performance.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

12 | Annual Report

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

3. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

4. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Barclays Multiverse Index and is rebalanced monthly. For the 12 months ended 3/31/14, the MSCI ACWI posted a +17.17% total return and the Barclays Multiverse Index posted a +2.19% total return.

5. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the equity section of the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; media; multiline retail; and specialty retail in the equity section of the SOI.

6. The consumer staples sector comprises beverages, and food and staples retailing in the equity section of the SOI. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the equity section of the SOI.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the equity section of the SOI.

8. The IT sector comprises communications equipment; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity section of the SOI.

9. Not part of the index.

10. Source: Federal Reserve H.10 Report.

11. Source: FactSet. 2014 FactSet Research Systems Inc. All Rights Reserved. The information contained herein: (1) is proprietary to FactSet Research Systems Inc. and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither FactSet Research Systems Inc. nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report | 13

Performance Summary as of 3/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	3/31/14	3/31/13		Change
A (TAGBX)	$3.30	$2.94	+$	0.36
A1 (TINCX)	$3.30	$2.94	+$	0.36
C (FCGBX)	$3.28	$2.93	+$	0.35
C1 (TCINX)	$3.29	$2.93	+$	0.36
R (n/a)	$3.30	$2.94	+$	0.36
Advisor (TZINX)	$3.31	$2.95	+$	0.36
		5/1/13
R6 (n/a)	$3.30	$3.02	+$	0.28

	Distributions
	Share Class	Dividend Income
A	(4/1/13–3/31/14)	$0.0766
A1	(4/1/13–3/31/14)	$0.0745
C	(4/1/13–3/31/14)	$0.0588
C1	(4/1/13–3/31/14)	$0.0622
R	(4/1/13–3/31/14)	$0.0670
R6	(5/1/13–3/31/14)	$0.0855
Advisor	(4/1/13–3/31/14)	$0.0828

14 | Annual Report

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include current maximum sales charges. Class A: 5.75% maximum initial sales charge; Class A1: 4.25% maximum initial sales charge; Class C/C1: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]	(with waiver)	(without waiver)
A6						1.22%	1.23%
1-Year	+	15.06%	+	8.42%	$10,842
5-Year	+	97.97%	+	13.31%	$18,681
Since Inception (7/1/05)	+	99.58%	+	7.50%	$18,828
A1						1.22%	1.23%
1-Year	+	14.98%	+	10.11%	$11,011
5-Year	+	97.70%	+	13.60%	$18,923
Since Inception (7/1/05)	+	99.31%	+	7.67%	$19,091
C						1.97%	1.98%
1-Year	+	14.11%	+	13.11%	$11,311
Since Inception (7/1/11)	+	23.68%	+	8.03%	$12,368
C1						1.62%	1.63%
1-Year	+	14.57%	+	13.57%	$11,357
5-Year	+	93.23%	+	14.08%	$19,323
Since Inception (7/1/05)	+	92.32%	+	7.76%	$19,232
R						1.47%	1.48%
1-Year	+	14.70%	+	14.70%	$11,470
5-Year	+	95.24%	+	14.32%	$19,524
Since Inception (7/1/05)	+	94.88%	+	7.93%	$19,488
R6[7]						0.86%	0.87%
Since Inception (5/1/13)	+	12.32%	+	12.32%	$11,232
Advisor						0.97%	0.98%
1-Year	+	15.23%	+	15.23%	$11,523
5-Year	+	99.71%	+	14.84%	$19,971
Since Inception (7/1/05)	+	103.97%	+	8.49%	$20,397

		Distribution		30-Day Standardized Yield[9]
Share Class		Rate[8]		(with waiver) (without waiver)
A		1.42%		2.04%	2.04%
A1		1.43%		2.02%	2.02%
C		1.05%		1.44%	1.44%
C1		1.25%		1.72%	1.72%
R		1.33%		1.89%	1.87%
R6		1.72%		2.49%	2.49%
Advisor		1.66%		2.41%	2.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 15

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

16 | Annual Report

Annual Report | 17

18 | Annual Report

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A: The Fund began offering a new Class A share on 9/27/11. Beginning 7/1/11, the Fund’s existing Class A shares (renamed
Class A1 on 9/27/11) were available to new investors with a 5.75% maximum initial sales charge. Prior to 7/1/11, the Fund offered Class A shares with a lower maximum initial sales charge.

Class A1
(formerly Class A): Effective 9/27/11, Class A shares were renamed Class A1. This share class is only available for shareholders who purchased prior to 7/1/11. A new Class A share is available for investors with an initial purchase date on or after 7/1/11.

Class C: The Fund began offering a new Class C share on 7/1/11. Prior to that date, the Fund offered a Class C share (renamed
Class C1) with lower Rule 12b-1 expenses. These shares have higher annual fees and expenses than Class A shares.

Class C1
(formerly Class C): Effective 7/1/11, Class C closed to new investors and was renamed Class C1. These shares have higher annual fees and expenses than Class A shares. A new Class C share is now available.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

Annual Report | 19

Performance Summary (continued)

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figure shown.
6. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum
5.75% initial sales charge.
7. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.
8. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for
Classes C, C1, R, R6 and Advisor) per share on 3/31/14.
9. The 30-day standardized yield for the 30 days ended 3/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: © 2014 Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.
11. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products.
This report is not approved, reviewed or produced by MSCI.
12. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

20 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 21

Your Fund’s Expenses

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$1,082.40	$5.76
Hypothetical (5% return before expenses)	$1,000	$1,019.40	$5.59
A1
Actual	$1,000	$1,082.10	$5.71
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.54
C
Actual	$1,000	$1,076.00	$9.58
Hypothetical (5% return before expenses)	$1,000	$1,015.71	$9.30
C1
Actual	$1,000	$1,076.80	$7.82
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.59
R
Actual	$1,000	$1,080.90	$7.06
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.84
R6
Actual	$1,000	$1,080.50	$3.99
Hypothetical (5% return before expenses)	$1,000	$1,021.09	$3.88
Advisor
Actual	$1,000	$1,083.30	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.33

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.11%; A1: 1.10%; C: 1.85%; C1: 1.51%; R: 1.36%; R6: 0.77%; and Advisor: 0.86%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

22 | Annual Report

Templeton Global Investment Trust

Financial Highlights

Templeton Global Balanced Fund
	Year Ended March 31,
Class A	2014	2013	2012 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.94	$2.80	$2.50
Income from investment operations[b]:
Net investment income[c]	0.09 [d]	0.07	0.04
Net realized and unrealized gains (losses)	0.35	0.23	0.33
Total from investment operations	0.44	0.30	0.37
Less distributions from net investment income	(0.08)	(0.16)	(0.07)
Net asset value, end of year	$3.30	$2.94	$2.80

Total return[e]	15.06%	11.31%	14.99%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.12%[g]	1.20%	1.20%
Net investment income	2.76%[d]	2.84%	3.27%

Supplemental data
Net assets, end of year (000’s)	$1,055,121	$238,319	$72,962
Portfolio turnover rate	13.33%	30.44%	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton Global Balanced Fund
		Year Ended March 31,
Class A1	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.94	$2.79	$2.89	$2.67	$2.01
Income from investment operations[a]:
Net investment income[b]	0.09 [c]	0.08	0.09	0.09	0.09
Net realized and unrealized gains (losses)	0.34	0.23	(0.08)	0.23	0.63
Total from investment operations	0.43	0.31	0.01	0.32	0.72
Less distributions from net investment income	(0.07)	(0.16)	(0.11)	(0.10)	(0.06)
Net asset value, end of year	$3.30	$2.94	$2.79	$2.89	$2.67

Total return[d]	14.98%	11.67%	0.78%	12.12%	36.26%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.21%	1.24%	1.22%	1.20%
Expenses net of waiver and payments by affiliates	1.12%[e]	1.20%	1.20%	1.20%	1.20%[e]
Net investment income	2.76%[c]	2.84%	3.27%	3.48%	3.71%

Supplemental data
Net assets, end of year (000’s)	$538,901	$533,538	$572,179	$676,975	$628,771
Portfolio turnover rate	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton Global Balanced Fund
	Year Ended March 31,
Class C	2014	2013	2012 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.93	$2.79	$2.94
Income from investment operations[b]:
Net investment income[c]	0.06 [d]	0.05	0.04
Net realized and unrealized gains (losses)	0.35	0.23	(0.11)
Total from investment operations	0.41	0.28	(0.07)
Less distributions from net investment income	(0.06)	(0.14)	(0.08)
Net asset value, end of year	$3.28	$2.93	$2.79

Total return[e]	14.11%	10.66%	(2.05)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.88%	1.96%	1.99%
Expenses net of waiver and payments by affiliates	1.87%[g]	1.95%	1.95%
Net investment income	2.01%[d]	2.09%	2.52%

Supplemental data
Net assets, end of year (000’s)	$480,700	$88,988	$18,703
Portfolio turnover rate	13.33%	30.44%	19.02%

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton Global Balanced Fund
		Year Ended March 31,
Class C1	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.93	$2.79	$2.89	$2.67	$2.01
Income from investment operations[a]:
Net investment income[b]	0.07 [c]	0.07	0.08	0.08	0.08
Net realized and unrealized gains (losses)	0.35	0.22	(0.08)	0.22	0.63
Total from investment operations	0.42	0.29	—	0.30	0.71
Less distributions from net investment income	(0.06)	(0.15)	(0.10)	(0.08)	(0.05)
Net asset value, end of year	$3.29	$2.93	$2.79	$2.89	$2.67

Total return[d]	14.57%	10.86%	0.36%	11.67%	35.75%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.53%	1.61%	1.64%	1.62%	1.60%
Expenses net of waiver and payments by affiliates	1.52%[e]	1.60%	1.60%	1.60%	1.60%[e]
Net investment income	2.36%[c]	2.44%	2.87%	3.08%	3.31%

Supplemental data
Net assets, end of year (000’s)	$341,690	$322,243	$342,091	$390,187	$383,760
Portfolio turnover rate	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton Global Balanced Fund
		Year Ended March 31,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.94	$2.80	$2.90	$2.68	$2.01
Income from investment operations[a]:
Net investment income[b]	0.08 [c]	0.07	0.08	0.09	0.08
Net realized and unrealized gains (losses)	0.35	0.22	(0.07)	0.22	0.65
Total from investment operations	0.43	0.29	0.01	0.31	0.73
Less distributions from net investment income	(0.07)	(0.15)	(0.11)	(0.09)	(0.06)
Net asset value, end of year	$3.30	$2.94	$2.80	$2.90	$2.68

Total return	14.70%	10.99%	0.52%	11.80%	36.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.38%	1.46%	1.49%	1.47%	1.45%
Expenses net of waiver and payments by affiliates	1.37%[d]	1.45%	1.45%	1.45%	1.45%[d]
Net investment income	2.51%[c]	2.59%	3.02%	3.23%	3.46%

Supplemental data
Net assets, end of year (000’s)	$5,757	$3,864	$3,426	$2,288	$2,199
Portfolio turnover rate	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Global Balanced Fund

	Period Ended
	March 31,
	2014[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.02
Income from investment operations[b]:
Net investment income[c]	0.09	[d]
Net realized and unrealized gains (losses)	0.28
Total from investment operations	0.37
Less distributions from net investment income	(0.09)
Net asset value, end of period	$3.30

Total return[e]	12.32%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.31%
Expenses net of waiver and payments by affiliates	0.77	% [g]
Net investment income	3.11%[d]

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	13.33%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton Global Balanced Fund
		Year Ended March 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.95	$2.80	$2.90	$2.68	$2.02
Income from investment operations[a]:
Net investment income[b]	0.09 [c]	0.08	0.10	0.10	0.09
Net realized and unrealized gains (losses)	0.35	0.24	(0.08)	0.22	0.64
Total from investment operations	0.44	0.32	0.02	0.32	0.73
Less distributions from net investment income	(0.08)	(0.17)	(0.12)	(0.10)	(0.07)
Net asset value, end of year	$3.31	$2.95	$2.80	$2.90	$2.68

Total return	15.23%	11.92%	1.04%	12.36%	36.40%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.96%	0.99%	0.97%	0.95%
Expenses net of waiver and payments by affiliates	0.87%[d]	0.95%	0.95%	0.95%	0.95%[d]
Net investment income	3.01%[c]	3.09%	3.52%	3.73%	3.96%

Supplemental data
Net assets, end of year (000’s)	$421,583	$146,013	$100,800	$75,652	$51,968
Portfolio turnover rate	13.33%	30.44%	19.02%	29.61%	30.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Templeton Global Investment Trust

Statement of Investments, March 31, 2014

Templeton Global Balanced Fund	Industry	Shares	Value
Common Stocks and Other Equity Interests 67.0%
Austria 0.3%
UNIQA Insurance Group AG	Insurance	277,980	$3,690,214
[a]UNIQA Insurance Group AG, 144A	Insurance	350,000	4,646,286
			8,336,500

Belgium 1.0%
UCB SA	Pharmaceuticals	357,990	28,667,030

Brazil 0.3%
Centrais Eletricas Brasileiras SA	Electric Utilities	2,578,600	7,502,043

Canada 0.4%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	1,256,500	12,526,352

China 2.5%
China Mobile Ltd.	Wireless Telecommunication
	Services	983,000	8,998,060
Digital China Holdings Ltd.	Electronic Equipment,
	Instruments & Components	8,948,000	9,021,312
Haier Electronics Group Co. Ltd.	Household Durables	8,302,600	22,478,660
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care
	Providers & Services	5,765,200	13,037,099
Travelsky Technology Ltd., H	IT Services	18,506,000	16,438,750
			69,973,881

Denmark 1.0%
H. Lundbeck AS	Pharmaceuticals	912,927	28,136,459

France 7.3%
AXA SA	Insurance	996,570	25,903,045
BNP Paribas SA	Banks	441,920	34,091,046
Cie Generale des Etablissements Michelin, B	Auto Components	174,784	21,861,405
Compagnie de Saint-Gobain	Building Products	390,937	23,619,059
GDF Suez	Multi-Utilities	260,970	7,140,951
Ipsen SA	Pharmaceuticals	173,070	7,086,908
Sanofi	Pharmaceuticals	234,950	24,498,685
SEB SA	Household Durables	143,880	12,417,621
Technip SA	Energy Equipment & Services	209,930	21,667,086
Total SA, B	Oil, Gas & Consumable Fuels	454,830	29,829,245
			208,115,051

Germany 4.1%
Deutsche Boerse AG	Diversified Financial Services	214,360	17,062,094
[b]Deutsche Lufthansa AG	Airlines	768,570	20,135,664
HeidelbergCement AG	Construction Materials	173,160	14,842,053
Metro AG	Food & Staples Retailing	342,670	13,986,874
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	80,320	17,551,454
SAP AG	Software	132,070	10,692,325
Siemens AG	Industrial Conglomerates	156,850	21,113,746
			115,384,210

30 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Shares	Value
Common Stocks and Other Equity Interests (continued)
Hong Kong 1.6%
AIA Group Ltd.	Insurance	3,921,600	$18,605,790
Cheung Kong (Holdings) Ltd.	Real Estate
	Management & Development	406,000	6,726,144
Hutchison Whampoa Ltd.	Industrial Conglomerates	1,078,000	14,287,258
Techtronic Industries Co. Ltd.	Household Durables	1,741,000	4,870,746
			44,489,938

India 1.1%
ICICI Bank Ltd.	Banks	480,702	9,975,678
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	5,523,565	21,692,981
			31,668,659

Ireland 0.7%
CRH PLC	Construction Materials	691,142	19,230,800

Israel 1.2%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	635,797	33,595,513

Italy 1.6%
Eni SpA	Oil, Gas & Consumable Fuels	1,004,000	25,190,098
UniCredit SpA	Banks	2,345,176	21,422,748
			46,612,846

Japan 3.5%
CANON Inc.	Technology Hardware,
	Storage & Peripherals	536,300	16,579,474
ITOCHU Corp.	Trading Companies
	& Distributors	1,515,800	17,710,277
Nissan Motor Co. Ltd.	Automobiles	3,196,300	28,488,626
Suntory Beverage & Food Ltd.	Beverages	513,800	17,695,786
Toyota Motor Corp.	Automobiles	329,700	18,609,109
			99,083,272

Netherlands 2.0%
Akzo Nobel NV	Chemicals	251,124	20,493,501
Fugro NV, IDR	Energy Equipment & Services	272,812	16,777,422
[b]ING Groep NV, IDR	Diversified Financial Services	1,491,130	21,109,772
			58,380,695

Portugal 1.3%
[b]CTT-Correios de Portugal SA	Air Freight & Logistics	697,410	7,658,306
[a,b]CTT-Correios de Portugal SA, 144A	Air Freight & Logistics	968,800	10,638,457
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,060,750	18,319,921
			36,616,684

Russia 1.1%
Mining and Metallurgical Co. Norilsk
Nickel OJSC, ADR	Metals & Mining	1,189,908	19,782,220
Mobile TeleSystems, ADR	Wireless Telecommunication
	Services	610,983	10,686,093
			30,468,313

			Annual Report | 31

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Shares	Value
Common Stocks and Other Equity Interests (continued)
Singapore 1.4%
DBS Group Holdings Ltd.	Banks	933,770	$12,003,865
Jardine Cycle & Carriage Ltd.	Distributors	378,000	13,622,244
Singapore Telecommunications Ltd.	Diversified
	Telecommunication Services	5,152,999	14,952,853
			40,578,962

South Korea 1.9%
KB Financial Group Inc.	Banks	313,845	10,978,239
POSCO	Metals & Mining	44,796	12,451,513
Samsung Electronics Co. Ltd.	Semiconductors &
	Semiconductor Equipment	23,297	29,381,041
			52,810,793

Spain 0.9%
Telefonica SA	Diversified
	Telecommunication Services	1,694,590	26,815,250

Sweden 0.5%
Getinge AB, B	Health Care
	Equipment & Supplies	558,880	15,656,377

Switzerland 3.3%
[b]ABB Ltd.	Electrical Equipment	814,710	21,012,882
[b]Credit Suisse Group AG	Capital Markets	940,246	30,409,087
Novartis AG	Pharmaceuticals	202,820	17,207,579
Roche Holding AG	Pharmaceuticals	61,440	18,418,100
Vontobel Holding AG	Capital Markets	204,817	8,097,686
			95,145,334

Taiwan 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors &
	Semiconductor Equipment	2,162,384	8,414,498

Thailand 0.7%
Bangkok Bank PCL, fgn.	Banks	3,384,600	18,736,645

Turkmenistan 0.3%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	939,050	8,841,371

United Kingdom 6.3%
Aviva PLC	Insurance	3,403,920	27,074,684
[b]CEVA Holdings LLC	Air Freight & Logistics	247	308,388
GlaxoSmithKline PLC	Pharmaceuticals	715,913	18,992,114
HSBC Holdings PLC	Banks	1,756,972	17,792,953
Kingfisher PLC	Specialty Retail	3,378,502	23,732,409
Marks & Spencer Group PLC	Multiline Retail	3,069,590	23,110,479
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	3,976	145,249
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	309,969	12,097,463
Serco Group PLC	Commercial Services
	& Supplies	1,178,080	8,269,573

32 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Shares	Value
Common Stocks and Other Equity Interests (continued)
United Kingdom (continued)
Standard Chartered PLC	Banks	695,210	$14,534,102
Tesco PLC	Food & Staples Retailing	4,140,267	20,393,275
Vodafone Group PLC	Wireless Telecommunication
	Services	3,361,975	12,346,229
			178,796,918

United States 20.4%
Abercrombie & Fitch Co., A	Specialty Retail	218,790	8,423,415
Accenture PLC, A	IT Services	130,520	10,405,054
Allegheny Technologies Inc.	Metals & Mining	116,849	4,402,870
Amgen Inc.	Biotechnology	194,270	23,961,262
Applied Materials Inc.	Semiconductors &
	Semiconductor Equipment	764,530	15,611,703
Baker Hughes Inc.	Energy Equipment & Services	398,590	25,916,322
Best Buy Co. Inc.	Specialty Retail	772,370	20,398,292
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	263,620	6,753,944
Chevron Corp.	Oil, Gas & Consumable Fuels	83,880	9,974,171
Cisco Systems Inc.	Communications Equipment	836,800	18,752,688
Citigroup Inc.	Banks	399,680	19,024,768
Comcast Corp., Special A	Media	489,652	23,875,432
CVS Caremark Corp.	Food & Staples Retailing	279,560	20,927,862
Foot Locker Inc.	Specialty Retail	658,390	30,931,162
Halliburton Co.	Energy Equipment & Services	479,295	28,225,683
Hewlett-Packard Co.	Technology Hardware,
	Storage & Peripherals	868,130	28,092,687
JPMorgan Chase & Co.	Banks	426,526	25,894,393
LyondellBasell Industries NV, A	Chemicals	158,280	14,077,423
Macy’s Inc.	Multiline Retail	440,960	26,144,518
Medtronic Inc.	Health Care
	Equipment & Supplies	232,090	14,282,819
Microsoft Corp.	Software	708,680	29,048,793
Morgan Stanley	Capital Markets	662,130	20,638,592
[b]Navistar International Corp.	Machinery	104,090	3,525,528
NewPage Holdings Inc.	Paper & Forest Products	2,200	198,000
[b]News Corp., A	Media	1,165,360	20,067,499
Noble Corp. PLC	Energy Equipment & Services	841,550	27,552,347
Oracle Corp.	Software	352,618	14,425,602
Pfizer Inc.	Pharmaceuticals	667,132	21,428,280
PG&E Corp.	Multi-Utilities	347,180	14,998,176
Time Warner Cable Inc.	Media	85,170	11,683,621
[b,c,d]Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	2,048,375
United Parcel Service Inc., B	Air Freight & Logistics	126,620	12,330,256
Verizon Communications Inc.	Diversified
	Telecommunication Services	162,103	7,731,503
Walgreen Co.	Food & Staples Retailing	295,780	19,530,353
			581,283,393

Total Common Stocks and Other Equity
Interests (Cost $1,609,750,551)			1,905,867,787

			Annual Report | 33

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Shares	Value
[e]Equity-Linked Securities 2.6%
Germany 0.3%
[a]Barclays Bank PLC into Heidelbergcement AG,
4.00%, 144A	Construction Materials	118,305	$7,309,273

Netherlands 0.8%
[a]Barclays Bank PLC into TNT Express NV, 4.00%,
144A	Air Freight & Logistics	1,724,175	12,518,062
[a]Barclays Bank PLC into TNT Express NV, 5.00%,
144A	Air Freight & Logistics	1,491,146	11,154,055
			23,672,117

United Kingdom 0.4%
[a]The Goldman Sachs Group Inc. into Lloyds Banking
Group PLC, 3.50%, 144A	Banks	17,497,600	12,330,559

United States 1.1%
[a]Bank of America Corp. into Microsoft Corp., 4.00%,
144A	Software	300,349	12,067,903
[a]The Goldman Sachs Group Inc. into Gilead Sciences
Inc., 3.50%, 144A	Biotechnology	250,411	17,818,245
			29,886,148

Total Equity-Linked Securities
(Cost $63,241,974)			73,198,097

Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[b]CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12	20,040
[b]CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534	667,575

Total Convertible Preferred Stocks
(Cost $802,629)			687,615
Preferred Stocks 0.8%
Brazil 0.3%
Centrais Eletricas Brasileiras SA, pfd., B	Electric Utilities	1,561,200	7,487,539

Germany 0.5%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment &
	Supplies	129,100	15,859,245

United States 0.0%†
GMAC Capital Trust I, 8.125%, pfd.	Consumer Finance	11,600	316,680

Total Preferred Stocks
(Cost $24,306,068)			23,663,464

		Principal Amount*
Corporate Bonds and Notes 2.8%
Australia 0.0%†
[a]FMG Resources (August 2006) Pty. Ltd., senior note,
144A, 6.875%, 2/01/18	Metals & Mining	1,100,000	1,161,875

34 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Principal Amount*		Value
Corporate Bonds and Notes (continued)
Bermuda 0.0%†
[a]Digicel Group Ltd., senior note, 144A, 8.25%,
9/30/20	Wireless Telecommunication
	Services	600,000		$642,141
[a]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Wireless Telecommunication
	Services	500,000		512,188
				1,154,329

Canada 0.0%†
CHC Helicopter SA, senior secured note, first lien,
9.25%, 10/15/20	Energy Equipment & Services	990,000		1,079,100

Italy 0.1%
[a]Wind Acquisition Finance SA, senior secured note,
144A, 11.75%, 7/15/17	Diversified Telecommunication
	Services	500,000		527,175
[a,f]Wind Acquisition Holdings Finance SA, senior
secured note, 144A, PIK, 12.25%, 7/15/17	Diversified Telecommunication
	Services	487,321	EUR	706,144
				1,233,319

Japan 0.0%†
[a]eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Diversified Telecommunication
	Services	300,000		328,312
8.375%, 4/01/18	Diversified Telecommunication
	Services	200,000	EUR	303,805
				632,117

Kazakhstan 0.2%
HSBK (Europe) BV, senior note,
[a]144A, 7.25%, 5/03/17	Banks	800,000		852,880
[g]Reg S, 7.25%, 5/03/17	Banks	4,300,000		4,584,230
				5,437,110

Luxembourg 0.1%
ArcelorMittal, senior note, 6.00%, 3/01/21	Metals & Mining	600,000		640,911
Intelsat Jackson Holdings SA, senior note, 7.50%,
4/01/21	Diversified Telecommunication
	Services	1,200,000		1,323,000
				1,963,911

Mexico 0.1%
[a,h]Cemex Finance LLC, senior secured note, 144A,
6.00%, 4/01/24	Construction Materials	300,000		300,938
[a]Cemex SAB de CV, senior secured note, 144A,
9.00%, 1/11/18	Construction Materials	900,000		982,125
				1,283,063

Annual Report | 35

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Principal Amount*		Value
Corporate Bonds and Notes (continued)
Netherlands 0.1%
[a]UPCB Finance II Ltd., senior secured note, 144A,
6.375%, 7/01/20	Media	1,100,000	EUR	$1,632,015

Romania 0.1%
[a]Cable Communications Systems NV, senior secured
note, 144A, 7.50%, 11/01/20	Media	2,500,000	EUR	3,659,781

Russia 0.1%
[a]LUKOIL International Finance BV, 144A, 6.656%,
6/07/22	Oil, Gas & Consumable Fuels	2,000,000		2,135,000

South Africa 0.5%
[a]Edcon Holdings Pty. Ltd., senior note, 144A,
13.375%, 6/30/19	Specialty Retail	10,571,000	EUR	13,226,591
[a]Edcon Pty. Ltd., secured note, 144A, 9.50%,
3/01/18	Specialty Retail	800,000	EUR	1,080,443
				14,307,034

Switzerland 0.0%†
[a]Ineos Group Holdings SA, senior note, 144A,
6.50%, 8/15/18	Chemicals	400,000	EUR	580,128
5.75%, 2/15/19	Chemicals	100,000	EUR	141,655
				721,783

Ukraine 0.1%
[g,i]State Export-Import Bank of Ukraine (BIZ FIN),
loan participation, Reg S, 8.75%, 1/22/18	Banks	3,880,000		3,312,550

United Kingdom 0.1%
[a]Expro Finance Luxembourg senior secured note,
144A, 8.50%, 12/15/16	Energy Equipment & Services	884,000		925,437
[a]Kerling PLC, senior secured note, 144A,
10.625%, 2/01/17	Chemicals	700,000	EUR	1,028,100
The Royal Bank of Scotland PLC, sub. note, 6.934%,
4/09/18	Banks	700,000	EUR	1,101,896
				3,055,433

United States 1.3%
Ally Financial Inc., senior note, 7.50%, 9/15/20	Consumer Finance	600,000		715,500
[a]BMC Software Finance Inc., senior note, 144A,
8.125%, 7/15/21	Internet Software & Services	500,000		528,750
[a]Calpine Corp., senior secured note, 144A, 7.875%,
7/31/20	Independent Power &
	Renewable Electricity Producers	222,000		245,310
1/15/23	Independent Power &
	Renewable Electricity Producers	696,000		783,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	Media	500,000		495,625

36 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Principal Amount*		Value
Corporate Bonds and Notes (continued)
United States (continued)
Chesapeake Energy Corp., senior note, 6.625%,
8/15/20	Oil, Gas & Consumable Fuels	1,200,000		$1,353,000
CHS/Community Health Systems Inc., senior secured
note, 5.125%, 8/15/18	Health Care Providers & Services	1,100,000		1,157,750
CIT Group Inc., senior note,
5.375%, 5/15/20	Banks	400,000		431,000
5.00%, 8/15/22	Banks	400,000		416,752
Clear Channel Communications Inc.,
senior secured bond, first lien, 9.00%,
3/01/21	Media	1,000,000		1,048,750
senior secured note, first lien, 9.00%,
12/15/19	Media	188,000		198,340
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	Media	400,000		429,500
senior sub. note, 7.625%, 3/15/20	Media	300,000		325,500
Cricket Communications Inc., senior note, 7.75%,
10/15/20	Diversified Telecommunication
	Services	1,000,000		1,144,750
DISH DBS Corp., senior note, 7.125%, 2/01/16	Media	1,000,000		1,095,000
Enterprise Products Operating LLC, junior sub. note,
7.034% to 1/15/18, FRN thereafter, 1/15/68	Oil, Gas & Consumable Fuels	1,200,000		1,360,142
[a,j]Fontainebleau Las Vegas, senior secured note, first
lien, 144A, 11.00%, 6/15/15	Hotels, Restaurants & Leisure	1,000,000		5,000
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	Automobiles	300,000		319,215
6.625%, 8/15/17	Automobiles	450,000		520,311
8.125%, 1/15/20	Automobiles	300,000		378,871
Frontier Communications Corp., senior note,
8.50%, 4/15/20	Diversified Telecommunication
	Services	800,000		934,000
8.75%, 4/15/22	Diversified Telecommunication
	Services	300,000		343,875
General Electric Capital Corp., senior note, A,
8.50%, 4/06/18	Diversified Financial Services	59,000,000	MXN	5,007,796
GMAC Inc., sub. note, 8.00%, 12/31/18	Consumer Finance	250,000		299,375
[a]Grifols Worldwide Operations Ltd., senior note, 144A,
5.25%, 4/01/22	Pharmaceuticals	200,000		205,000
HCA Inc.,
senior note, 6.50%, 2/15/16	Health Care Providers & Services	1,100,000		1,196,250
senior secured note, 5.875%, 3/15/22	Health Care Providers & Services	100,000		108,000
[a]Kinder Morgan Finance Co. LLC, senior secured note,
144A, 6.00%, 1/15/18	Oil, Gas & Consumable Fuels	1,100,000		1,196,250
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	Oil, Gas & Consumable Fuels	700,000		763,875
7.75%, 2/01/21	Oil, Gas & Consumable Fuels	500,000		540,000

Annual Report | 37

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Principal Amount*	Value
Corporate Bonds and Notes (continued)
United States (continued)
MGM Resorts International, senior note,
6.625%, 7/15/15	Hotels, Restaurants & Leisure	400,000	$426,000
7.50%, 6/01/16	Hotels, Restaurants & Leisure	400,000	447,500
7.75%, 3/15/22	Hotels, Restaurants & Leisure	300,000	349,500
Peabody Energy Corp., senior note,
6.00%, 11/15/18	Oil, Gas & Consumable Fuels	600,000	632,250
6.25%, 11/15/21	Oil, Gas & Consumable Fuels	500,000	503,750
[a,k]Quicksilver Resources Inc., secured note, second lien,
144A, FRN, 7.00%, 6/21/19	Oil, Gas & Consumable Fuels	1,000,000	990,625
Regency Energy Partners LP/Regency Energy Finance
Corp., senior note, 5.875%, 3/01/22	Oil, Gas & Consumable Fuels	200,000	208,000
Reynolds Group Issuer Inc./LLC/SA, senior note,
8.50%, 5/15/18	Containers & Packaging	1,200,000	1,260,000
[a]Samson Investment Co., senior note, 144A, 9.75%,
2/15/20	Oil, Gas & Consumable Fuels	1,100,000	1,204,500
SLM Corp., senior note,
8.45%, 6/15/18	Consumer Finance	900,000	1,063,125
5.50%, 1/15/19	Consumer Finance	300,000	318,464
[a]Sprint Nextel Corp., senior note, 144A, 9.00%,
11/15/18	Diversified
	Telecommunication Services	1,100,000	1,347,500
Tenet Healthcare Corp., senior note,
8.125%, 4/01/22	Health Care Providers & Services	600,000	672,000
[a]144A, 5.00%, 3/01/19	Health Care Providers & Services	100,000	100,125
[a]Texas Competitive Electric Holdings Co. LLC/Texas
Competitive Electric Holdings Finance Inc.,
senior secured note, 144A, 11.50%, 10/01/20	Independent Power &
	Renewable Electricity Producers	1,500,000	1,158,750
[a]Univision Communications Inc., senior secured
note, 144A, 6.875%, 5/15/19	Media	1,200,000	1,293,000
[a]Valeant Pharmaceuticals International Inc., senior
note, 144A, 7.50%, 7/15/21	Pharmaceuticals	500,000	565,000
[a]VPI Escrow Corp., senior note, 144A, 6.375%,
10/15/20	Pharmaceuticals	800,000	868,000
West Corp., senior note, 7.875%, 1/15/19	IT Services	1,100,000	1,185,250
			38,139,826

Total Corporate Bonds and Notes
(Cost $77,675,115)			80,908,246

[k,l]Senior Floating Rate Interests 0.2%
Luxembourg 0.0%†
August LuxUK Holding Co., Lux Second Lien,
10.50%, 4/27/19	Auto Components	185,228	190,785

38 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Principal Amount*		Value
[k,l]Senior Floating Rate Interests (continued)
United States 0.2%
AdvancePierre Foods Inc., Second Lien Term Loan,
9.50%, 10/10/17	Food & Staples Retailing	427,610		$417,989
Air Distribution Technologies (Tomkins Air Distribution),
Second Lien Initial Loan, 9.25%, 5/09/20	Building Products	240,583		244,492
August U.S. Holding Co. Inc., U.S. Second Lien,
10.50%, 4/27/19	Auto Components	60,650		62,469
Cumulus Media Holdings Inc., Term Loans,
4.25%, 12/23/20	Media	151,161		152,546
[m]Erickson Air-Crane Inc., Purchase Price Notes,
6.00%, 11/02/20	Aerospace & Defense	50,306		47,917
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 10.50%, 1/29/18	Auto Components	219,366		209,494
NEP/NCP Holdco Inc., Second Lien Term Loan,
9.50%, 7/22/20	Media	29,771		30,590
Sensus USA Inc., Second Lien Term Loan, 8.50%,
5/09/18	Machinery	252,802		254,540
[d,f]Turtle Bay Holdings LLC, Term Loan B, PIK,
3.00%, 3/01/15	Hotels, Restaurants & Leisure	3,591,755		3,403,188
Vertafore Inc., Second Lien Term Loan, 9.75%,
10/27/17	Software	444,000		453,574
				5,276,799

Total Senior Floating Rate Interests
(Cost $5,406,911)				5,467,584

Foreign Government and Agency Securities
24.1%
Brazil 1.9%
Letra Tesouro Nacional, Strip,
1/01/16		6,260[n]	BRL	2,256,073
1/01/17		13,620[n]	BRL	4,338,590
Nota Do Tesouro Nacional,
10.00%, 1/01/17		11,425[n]	BRL	4,770,159
10.00%, 1/01/21		2,700[n]	BRL	1,054,975
10.00%, 1/01/23		7,150[n]	BRL	2,719,764
[o]Index Linked, 6.00%, 5/15/15		8,845[n]	BRL	9,512,610
[o]Index Linked, 6.00%, 8/15/16		3,120[n]	BRL	3,326,277
[o]Index Linked, 6.00%, 8/15/18		5,785[n]	BRL	6,110,301
[o]Index Linked, 6.00%, 8/15/22		3,450[n]	BRL	3,583,002
[o]Index Linked, 6.00%, 5/15/45		15,735[n]	BRL	15,202,321
senior note, 10.00%, 1/01/19		5,490[n]	BRL	2,212,150
				55,086,222

El Salvador 0.0%†
[a]Government of El Salvador, 144A, 7.65%, 6/15/35		100,000		100,687

Annual Report | 39

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Principal Amount*		Value
Foreign Government and Agency Securities
(continued)
Ghana 0.7%
Government of Ghana,
24.00%, 5/25/15	5,155,000	GHS	$1,936,226
21.00%, 10/26/15	6,071,000	GHS	2,196,595
16.90%, 3/07/16	3,270,000	GHS	1,099,519
19.24%, 5/30/16	3,615,000	GHS	1,252,856
26.00%, 6/05/17	2,070,000	GHS	810,471
23.00%, 8/21/17	29,760,000	GHS	10,929,863
19.04%, 9/24/18	3,220,000	GHS	1,043,474
[a]144A, 7.875%, 8/07/23	1,900,000		1,748,000
			21,017,004

Hungary 3.7%
Government of Hungary,
5.50%, 2/12/16	4,086,200,000	HUF	18,969,762
5.50%, 12/22/16	4,222,260,000	HUF	19,675,417
4.125%, 2/19/18	3,270,000		3,331,312
4.00%, 4/25/18	256,280,000	HUF	1,127,892
6.50%, 6/24/19	4,320,960,000	HUF	20,790,960
7.50%, 11/12/20	289,190,000	HUF	1,469,057
5.375%, 2/21/23	6,040,000		6,145,096
A, 6.75%, 11/24/17	1,159,140,000	HUF	5,612,033
A, 5.50%, 12/20/18	932,390,000	HUF	4,335,414
A, 7.00%, 6/24/22	1,158,710,000	HUF	5,765,808
A, 6.00%, 11/24/23	770,020,000	HUF	3,610,240
B, 5.50%, 6/24/25	3,414,680,000	HUF	15,271,712
			106,104,703

Indonesia 0.2%
Government of Indonesia,
FR26, 11.00%, 10/15/14	980,000,000	IDR	88,222
FR27, 9.50%, 6/15/15	4,937,000,000	IDR	446,000
FR28, 10.00%, 7/15/17	4,156,000,000	IDR	392,718
FR31, 11.00%, 11/15/20	154,000,000	IDR	15,648
FR34, 12.80%, 6/15/21	24,641,000,000	IDR	2,729,671
FR35, 12.90%, 6/15/22	10,564,000,000	IDR	1,186,152
FR36, 11.50%, 9/15/19	7,623,000,000	IDR	776,610
FR43, 10.25%, 7/15/22	154,000,000	IDR	15,174
senior bond, FR53, 8.25%, 7/15/21	854,000,000	IDR	75,950
Indonesia Retail Bond, senior note, 8.50%,
10/15/16	616,000,000	IDR	55,020
			5,781,165

Ireland 1.1%
Government of Ireland,
5.50%, 10/18/17	9,268,900	EUR	14,756,023
5.00%, 10/18/20	9,649,000	EUR	15,601,967
senior bond, 5.40%, 3/13/25	378,770	EUR	626,259
			30,984,249

40 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Principal Amount*		Value
Foreign Government and Agency Securities
(continued)
Malaysia 2.6%
Government of Malaysia,
3.434%, 8/15/14	24,360,000	MYR	$7,474,778
3.741%, 2/27/15	1,920,000	MYR	591,792
3.835%, 8/12/15	1,590,000	MYR	491,490
4.72%, 9/30/15	110,000	MYR	34,454
3.197%, 10/15/15	745,000	MYR	228,281
senior bond, 5.094%, 4/30/14	59,995,000	MYR	18,409,248
senior bond, 4.262%, 9/15/16	7,340,000	MYR	2,299,020
senior note, 3.172%, 7/15/16	140,510,000	MYR	42,942,817
			72,471,880

Mexico 4.0%
Government of Mexico,
9.50%, 12/18/14	285,260[p] MXN		2,276,922
6.00%, 6/18/15	26,960[p] MXN		212,045
8.00%, 12/17/15	6,426,700[p] MXN		52,586,410
6.25%, 6/16/16	305,080[p] MXN		2,447,956
7.25%, 12/15/16	6,769,220[p] MXN		55,901,977
			113,425,310

Peru 0.1%
Government of Peru, senior bond, 7.84%,
8/12/20	6,988,000	PEN	2,760,924

Poland 0.6%
Government of Poland,
5.75%, 4/25/14	18,085,000	PLN	5,994,244
5.50%, 4/25/15	4,130,000	PLN	1,404,972
6.25%, 10/24/15	13,260,000	PLN	4,612,388
5.00%, 4/25/16	560,000	PLN	192,508
4.75%, 10/25/16	480,000	PLN	165,077
5.75%, 9/23/22	12,900,000	PLN	4,744,611
			17,113,800

Russia 0.1%
[g]Government of Russia, senior bond, Reg S, 7.50%,
3/31/30	1,527,550		1,739,765

Serbia 0.6%
Serbia Treasury Bond, 10.00%,
6/27/16	6,930,000	RSD	82,466
8/15/16	2,800,000	RSD	33,246
11/21/18	1,430,000	RSD	16,136
Serbia Treasury Note, 10.00%,
11/08/15	1,487,800,000	RSD	17,927,999
1/30/16	460,000	RSD	5,516
10/17/16	1,600,000	RSD	18,945
12/19/16	1,600,000	RSD	18,907
			18,103,215

			Annual Report | 41

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Principal Amount*		Value
Foreign Government and Agency Securities
(continued)
Slovenia 0.8%
[a]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	3,590,000		$3,839,379
5.85%, 5/10/23	17,125,000		18,720,023
			22,559,402

South Korea 2.3%
Korea Monetary Stabilization Bond,
senior bond, 3.59%, 4/02/14	1,353,630,000	KRW	1,271,133
senior bond, 2.47%, 4/02/15	236,300,000	KRW	221,510
senior bond, 2.80%, 8/02/15	2,911,960,000	KRW	2,738,218
senior bond, 2.81%, 10/02/15	190,000,000	KRW	178,647
senior note, 3.28%, 6/02/14	1,604,830,000	KRW	1,508,768
senior note, 2.57%, 6/09/14	252,000,000	KRW	236,640
senior note, 2.84%, 12/02/14	551,920,000	KRW	519,092
senior note, 2.74%, 2/02/15	19,937,440,000	KRW	18,738,967
senior note, 2.76%, 6/02/15	7,040,800,000	KRW	6,617,942
senior note, 2.90%, 12/02/15	4,798,000,000	KRW	4,517,865
senior note, 2.78%, 2/02/16	8,591,020,000	KRW	8,065,957
Korea Treasury Bond, senior note,
3.25%, 12/10/14	17,978,260,000	KRW	16,955,665
3.25%, 6/10/15	93,800,000	KRW	88,665
2.75%, 12/10/15	761,140,000	KRW	714,692
2.75%, 6/10/16	1,620,500,000	KRW	1,519,878
3.00%, 12/10/16	2,123,100,000	KRW	2,001,420
			65,895,059

Sri Lanka 2.3%
Government of Sri Lanka,
A, 8.50%, 11/01/15	20,000,000	LKR	155,487
A, 8.00%, 11/15/18	22,960,000	LKR	168,527
A, 9.00%, 5/01/21	220,400,000	LKR	1,599,544
C, 8.50%, 4/01/18	248,300,000	LKR	1,874,009
[g]senior note, Reg S, 6.25%, 10/04/20	20,000,000		21,050,000
[g]senior note, Reg S, 6.25%, 7/27/21	38,400,000		40,134,336
			64,981,903

[q]Supranational 0.2%
Inter-American Development Bank, senior note,
7.50%, 12/05/24	60,000,000	MXN	5,104,671

Ukraine 2.0%
[a]Government of Ukraine,
144A, 9.25%, 7/24/17	6,760,000		6,650,150
144A, 7.75%, 9/23/20	890,000		838,224
senior bond, 144A, 7.80%, 11/28/22	28,490,000		26,691,569
senior note, 144A, 7.50%, 4/17/23	24,050,000		22,456,808
			56,636,751

42 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Industry	Principal Amount*		Value
Foreign Government and Agency Securities
(continued)
Uruguay 0.9%
[r]Government of Uruguay,
Index Linked, 4.25%, 4/05/27		15,469,572	UYU	$701,949
Index Linked, zero cpn., 3/26/15		2,820,015	UYU	117,757
senior bond, Index Linked, 5.00%, 9/14/18		12,803,983	UYU	593,972
senior bond, Index Linked, 4.375%, 12/15/28		35,171,219	UYU	1,577,359
senior bond, Index Linked, 3.70%, 6/26/37		4,550,181	UYU	190,424
Uruguay Notas del Tesoro,
10.25%, 8/22/15		56,100,000	UYU	2,329,907
9.50%, 1/27/16		56,100,000	UYU	2,262,139
Uruguay Treasury Bill, Strip,
3/26/15		12,128,000	UYU	463,652
5/14/15		27,200,000	UYU	1,019,949
7/02/15		3,040,000	UYU	112,085
8/20/15		399,880,000	UYU	14,491,952
11/26/15		3,370,000	UYU	118,015
1/14/16		700,000	UYU	24,107
				24,003,267

Total Foreign Government and Agency
Securities (Cost $682,188,852)				683,869,977

		Shares
Escrow Accounts and Litigation Trusts 0.0%
United States 0.0%
[b,m]Comfort Co. Inc., Escrow Account	Household Durables	2,762		—
[b,m]NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—

Total Escrow Accounts and Litigation Trusts
(Cost $—)				—

Total Investments before Short Term
Investments (Cost $2,463,372,100)				2,773,662,770

		Principal Amount*
Short Term Investments 1.4%
Foreign Government and Agency
Securities 0.8%
Brazil 0.1%
Letra Tesouro Nacional, Strip, 4/01/14		4,410[n] BRL		1,943,191

Malaysia 0.1%
[s]Bank of Negara Monetary Notes, 5/15/14 - 3/05/15		10,720,000	MYR	3,249,428
[s]Malaysia Treasury Bill, 5/30/14		60,000	MYR	18,290
				3,267,718

Mexico 0.0%†
Government of Mexico, 7.00%, 6/19/14		25,400[p] MXN		196,083

				Annual Report | 43

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency
Securities (continued)
Philippines 0.3%
[s]Philippine Treasury Bills, 4/10/14 - 10/08/14	373,180,000	PHP	$8,296,208

Singapore 0.2%
[s]Monetary Authority of Singapore Treasury Bills,
4/04/14 - 8/19/14	5,140,000	SGD	4,085,372
[s]Singapore Treasury Bill, 5/16/14	1,520,000	SGD	1,208,076
			5,293,448
South Korea 0.0%†
Korea Monetary Stabilization Bond, senior bond,
2.55%, 5/09/14	660,000,000	KRW	619,764
2.72%, 9/09/14	250,000,000	KRW	234,884
			854,648
Sweden 0.1%
Government of Sweden, 6.75%, 5/05/14	9,970,000	SEK	1,549,026

Total Foreign Government and Agency
Securities (Cost $21,528,072)			21,400,322

Total Investments before Money Market Funds
(Cost $2,484,900,172)			2,795,063,092

	Shares
Money Market Funds (Cost $16,047,503)
0.6%
United States 0.6%
[b,t]Institutional Fiduciary Trust Money Market Portfolio	16,047,503		16,047,503

Total Investments (Cost $2,500,947,675)
98.9%			2,811,110,595
Other Assets, less Liabilities 1.1%			32,647,228

Net Assets 100.0%			$2,843,757,823

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the aggregate value of these securities was $210,745,223, representing 7.41% of net assets.

bNon-income producing.

cThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).

 dAt March 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSee Note 1(g) regarding equity-linked securities.

fIncome may be received in additional securities and/or cash.

44 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the aggregate value of these securities was
$70,820,881, representing 2.49% of net assets.
hSecurity purchased on a when-issued basis. See Note 1(c).
iSee Note 1(f) regarding loan participation notes.
jSee Note 7 regarding defaulted securities.
kThe coupon rate shown represents the rate at period end.
lSee Note 1(i) regarding senior floating rate interests.
mSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2014, the aggregate value of these securities was $47,917, representing less than 0.01% of net assets.
nPrincipal amount is stated in 1,000 Brazilian Real Units.
oRedemption price at maturity is adjusted for inflation. See Note 1(k).
pPrincipal amount is stated in 100 Mexican Peso Units.
qA supranational organization is an entity formed by two or more central governments through international treaties.
rPrincipal amount of security is adjusted for inflation. See Note 1(k).
sThe security is traded on a discount basis with no stated coupon rate.
tSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At March 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	JPHQ	Buy	4,727,000	1,446,672		4/02/14	$1,167	$—
Malaysian Ringgit	JPHQ	Sell	4,727,000	1,446,450		4/02/14	—	(1,388)
Chilean Peso	DBAB	Buy	504,600,000	1,021,871		4/04/14	—	(102,052)
Indian Rupee	CITI	Buy	7,867,000	124,360		4/07/14	6,528	—
Indian Rupee	DBAB	Buy	49,615,000	783,312		4/07/14	42,162	—
Indian Rupee	HSBC	Buy	57,335,000	905,194		4/07/14	48,722	—
Japanese Yen	DBAB	Sell	4,919,230,800	50,600,000		4/07/14	2,940,445	—
Indian Rupee	DBAB	Buy	9,241,000	145,215		4/09/14	8,467	—
Swedish Krona	UBSW	Buy	57,125,412	6,506,089	EUR	4/09/14	—	(138,352)
Chilean Peso	MSCO	Buy	758,240,000	1,550,118		4/14/14	—	(169,431)
Indian Rupee	DBAB	Buy	62,182,000	985,983		4/15/14	46,812	—
Indian Rupee	DBAB	Buy	91,185,000	1,453,993		4/17/14	59,874	—
Chilean Peso	MSCO	Buy	679,390,000	1,379,332		4/21/14	—	(143,154)
Indian Rupee	JPHQ	Buy	51,553,000	825,948		4/21/14	29,214	—
Indian Rupee	DBAB	Buy	18,126,000	288,840		4/22/14	11,770	—
Indian Rupee	JPHQ	Buy	25,753,000	410,606		4/22/14	16,494	—
Swedish Krona	DBAB	Buy	123,614,356	14,453,593	EUR	4/22/14	—	(819,400)
Euro	DBAB	Sell	302,984	395,698		4/25/14	—	(21,733)
Chilean Peso	JPHQ	Buy	430,475,000	866,583		4/28/14	—	(83,904)
Euro	DBAB	Sell	3,768,000	5,002,472		4/30/14	—	(188,758)
Indian Rupee	DBAB	Buy	6,456,500	103,071		4/30/14	3,825	—
Euro	BZWS	Sell	1,887,488	2,501,752		5/05/14	—	(98,652)
Indian Rupee	JPHQ	Buy	25,080,000	392,234		5/06/14	22,524	—
Euro	DBAB	Sell	404,451	531,813		5/07/14	—	(25,401)
Swedish Krona	DBAB	Buy	6,617,360	768,924	EUR	5/07/14	—	(37,457)
Euro	DBAB	Sell	400,000	525,100		5/09/14	—	(25,980)
Euro	JPHQ	Sell	40,000,000	52,602,400		5/09/14	—	(2,505,555)

							Annual Report | 45

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Indian Rupee	DBAB	Buy	9,032,000	141,880		5/12/14	$7,315	$—
Indian Rupee	HSBC	Buy	9,755,000	153,954		5/12/14	7,184	—
Euro	GSCO	Sell	20,000,000	26,265,000		5/13/14	—	(1,288,834)
Indian Rupee	HSBC	Buy	24,630,000	387,209		5/13/14	19,564	—
Euro	BZWS	Sell	2,176,000	2,832,325		5/15/14	—	(165,524)
Swedish Krona	DBAB	Buy	51,264,580	5,921,407	EUR	5/15/14	—	(242,315)
Euro	GSCO	Sell	1,220,000	1,586,708		5/16/14	—	(94,070)
Indian Rupee	DBAB	Buy	24,766,000	390,539		5/19/14	18,014	—
Indian Rupee	JPHQ	Buy	93,886,000	1,503,942		5/19/14	44,851	—
Euro	GSCO	Sell	292,956	379,598		5/20/14	—	(24,002)
Indian Rupee	DBAB	Buy	22,559,000	356,568		5/21/14	15,436	—
Chilean Peso	MSCO	Buy	375,660,000	747,136		5/22/14	—	(65,820)
Indian Rupee	DBAB	Buy	18,310,000	289,585		5/27/14	12,008	—
Indian Rupee	DBAB	Buy	6,456,500	102,430		5/30/14	3,858	—
Indian Rupee	HSBC	Buy	26,015,000	412,894		5/30/14	15,368	—
Indian Rupee	JPHQ	Buy	41,453,000	658,230		5/30/14	24,175	—
Chilean Peso	JPHQ	Buy	108,420,000	211,386		6/03/14	—	(14,986)
Indian Rupee	CITI	Buy	7,944,000	125,696		6/03/14	4,987	—
Indian Rupee	DBAB	Buy	28,167,000	447,251		6/03/14	16,112	—
Indian Rupee	HSBC	Buy	19,369,500	306,276		6/03/14	12,364	—
Chilean Peso	DBAB	Buy	154,820,000	302,058		6/05/14	—	(21,658)
Singapore Dollar	DBAB	Buy	34,000,976	27,134,572		6/09/14	—	(102,579)
Japanese Yen	BZWS	Sell	86,450,000	888,341		6/10/14	50,492	—
Japanese Yen	HSBC	Sell	92,070,000	951,805		6/10/14	59,488	—
Japanese Yen	JPHQ	Sell	62,440,000	634,576		6/10/14	29,424	—
Polish Zloty	DBAB	Buy	42,929,712	10,141,196	EUR	6/10/14	160,805	—
Japanese Yen	DBAB	Sell	30,500,000	317,391		6/11/14	21,792	—
Japanese Yen	JPHQ	Sell	85,300,000	888,323		6/11/14	61,615	—
Polish Zloty	CITI	Buy	3,667,000	836,203	EUR	6/11/14	55,054	—
Polish Zloty	DBAB	Buy	18,797,000	4,317,477	EUR	6/12/14	238,969	—
Japanese Yen	CITI	Sell	64,869,000	682,832		6/16/14	54,120	—
Japanese Yen	JPHQ	Sell	36,000,000	381,013		6/17/14	32,098	—
Japanese Yen	DBAB	Sell	618,770,000	6,022,327		6/20/14	25,073	—
Indian Rupee	DBAB	Buy	18,310,000	296,336		6/26/14	3,666	—
Indian Rupee	DBAB	Buy	6,456,500	105,468		6/30/14	241	—
Indian Rupee	JPHQ	Buy	25,600,000	418,181		6/30/14	956	—
Philippine Peso	DBAB	Buy	586,065,480	13,530,000		6/30/14	—	(469,123)
Philippine Peso	JPHQ	Buy	83,694,000	1,931,994		7/01/14	—	(66,871)
Malaysian Ringgit	JPHQ	Buy	7,770,000	2,384,197		7/02/14	—	(16,438)
Malaysian Ringgit	DBAB	Buy	695,840	215,999		7/03/14	—	(3,967)
Malaysian Ringgit	DBAB	Buy	6,555,700	2,032,090		7/07/14	—	(34,957)
Malaysian Ringgit	DBAB	Buy	3,220,000	1,001,337		7/15/14	—	(20,859)

46 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	DBAB	Buy	7,869,000	2,433,962		7/18/14	$—	$(38,306)
Malaysian Ringgit	DBAB	Buy	12,411,000	3,821,356		7/22/14	—	(43,817)
Euro	DBAB	Sell	95,745	125,810		7/23/14	—	(6,090)
Euro	DBAB	Sell	95,542	126,593		7/25/14	—	(5,028)
Malaysian Ringgit	DBAB	Buy	15,092,000	4,685,938		7/25/14	—	(93,197)
Chilean Peso	DBAB	Buy	746,020,000	1,346,363		7/28/14	—	(1,759)
Euro	DBAB	Sell	1,047,114	1,387,793		7/29/14	—	(54,735)
Japanese Yen	BZWS	Sell	291,270,000	2,934,474		7/29/14	110,765	—
Chilean Peso	DBAB	Buy	241,010,000	429,072		7/30/14	5,238	—
Chilean Peso	JPHQ	Buy	256,050,000	458,707		7/30/14	2,707	—
Swedish Krona	DBAB	Buy	1,850,000	209,340	EUR	7/30/14	—	(3,067)
Euro	JPHQ	Sell	3,768,000	5,009,236		7/31/14	—	(181,643)
Malaysian Ringgit	JPHQ	Buy	3,799,000	1,125,430		7/31/14	30,257	—
Chilean Peso	DBAB	Buy	482,020,000	864,021		8/01/14	4,444	—
Euro	UBSW	Sell	3,767,000	5,013,500		8/01/14	—	(176,000)
Euro	HSBC	Sell	3,767,000	4,992,895		8/04/14	—	(196,602)
Euro	BZWS	Sell	1,882,000	2,495,984		8/05/14	—	(96,698)
Chilean Peso	DBAB	Buy	401,200,000	712,484		8/18/14	9,261	—
Japanese Yen	DBAB	Sell	284,714,000	2,900,598		8/19/14	140,085	—
Japanese Yen	HSBC	Sell	547,340,000	5,642,680		8/20/14	335,780	—
Japanese Yen	JPHQ	Sell	385,615,000	3,966,720		8/20/14	227,874	—
Japanese Yen	BZWS	Sell	127,736,000	1,317,409		8/22/14	78,891	—
Japanese Yen	CITI	Sell	255,214,000	2,627,240		8/25/14	152,658	—
Japanese Yen	DBAB	Sell	126,234,000	1,298,891		8/25/14	74,913	—
Japanese Yen	HSBC	Sell	253,342,000	2,601,288		8/25/14	144,857	—
Japanese Yen	BZWS	Sell	366,311,000	3,726,460		8/26/14	174,648	—
Japanese Yen	JPHQ	Sell	254,671,000	2,590,713		8/26/14	121,381	—
Swedish Krona	UBSW	Buy	4,000,000	455,633	EUR	8/26/14	—	(11,004)
Chilean Peso	DBAB	Buy	301,900,000	535,664		8/27/14	7,005	—
Euro	JPHQ	Sell	1,685,713	2,254,186		8/27/14	—	(68,075)
Japanese Yen	DBAB	Sell	228,669,000	2,316,809		8/27/14	99,583	—
Japanese Yen	HSBC	Sell	420,281,000	4,258,727		8/27/14	183,588	—
Japanese Yen	JPHQ	Sell	227,544,000	2,308,627		8/27/14	102,309	—
Euro	DBAB	Sell	177,411	234,662		8/28/14	—	(9,742)
Euro	DBAB	Sell	112,498	150,230		8/29/14	—	(4,749)
Japanese Yen	JPHQ	Sell	126,519,000	1,302,111		8/29/14	75,339	—
Chilean Peso	DBAB	Buy	905,380,000	1,588,988		9/05/14	37,127	—
Chilean Peso	DBAB	Buy	500,540,000	878,449		9/08/14	20,308	—
Swedish Krona	DBAB	Buy	41,000,000	4,611,664	EUR	9/12/14	—	(33,591)
Chilean Peso	DBAB	Buy	985,820,000	1,692,395		9/17/14	76,289	—
Chilean Peso	DBAB	Buy	474,950,000	907,259		9/30/14	—	(56,100)
Japanese Yen	JPHQ	Sell	59,426,000	602,682		9/30/14	26,348	—

Annual Report | 47

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount*		Date	Appreciation	Depreciation
Polish Zloty	DBAB	Buy	8,156,625	1,899,584	EUR	10/07/14	$47,859	$—
Euro	CITI	Sell	38,305,000	51,886,250		10/15/14	—	(883,511)
Euro	HSBC	Sell	5,173,000	7,025,089		10/20/14	—	(101,366)
Malaysian Ringgit	HSBC	Buy	4,770,000	1,487,279		10/22/14	—	(41,861)
Chilean Peso	CITI	Buy	693,880,000	1,331,823		10/24/14	—	(90,619)
Malaysian Ringgit	DBAB	Buy	3,604,000	1,119,081		10/24/14	—	(27,029)
Malaysian Ringgit	HSBC	Buy	2,403,275	742,210		10/24/14	—	(13,991)
Euro	DBAB	Sell	2,500,000	3,452,850		10/30/14	8,765	—
Euro	DBAB	Sell	8,773,597	12,083,377		10/31/14	259	(3,696)
Euro	DBAB	Sell	84,184	115,841		11/03/14	—	(134)
Euro	DBAB	Sell	4,349,000	5,869,171		11/05/14	—	(122,183)
Japanese Yen	BZWS	Sell	2,840,000,000	28,996,161		11/05/14	1,443,905	—
Euro	BZWS	Sell	10,571,000	14,214,824		11/14/14	—	(348,288)
Japanese Yen	MSCO	Sell	100,400,000	1,010,426		11/14/14	36,317	—
Japanese Yen	CITI	Sell	205,908,000	2,061,182		11/19/14	63,315	—
Japanese Yen	DBAB	Sell	166,350,000	1,664,166		11/19/14	50,118	—
Malaysian Ringgit	DBAB	Buy	2,025,400	621,536		11/19/14	—	(8,124)
Euro	JPHQ	Sell	592,176	801,578		11/20/14	—	(14,235)
Japanese Yen	CITI	Sell	231,295,000	2,320,841		11/20/14	76,630	—
Japanese Yen	HSBC	Sell	43,408,000	435,338		11/20/14	14,159	—
Japanese Yen	JPHQ	Sell	149,426,000	1,498,300		11/20/14	48,448	—
Malaysian Ringgit	HSBC	Buy	1,231,000	378,071		11/20/14	—	(5,258)
Uruguayan Peso	CITI	Buy	9,800,000	417,376		11/20/14	—	(12,552)
Uruguayan Peso	CITI	Buy	9,800,000	416,667		11/25/14	—	(12,426)
Chilean Peso	DBAB	Buy	494,720,000	869,302		11/28/14	13,268	—
Uruguayan Peso	CITI	Buy	14,640,000	625,909		12/01/14	—	(23,067)
Euro	CITI	Sell	6,170,000	8,389,041		12/05/14	—	(111,160)
Euro	DBAB	Sell	183,617	248,930		12/08/14	—	(4,034)
Euro	DBAB	Sell	292,125	401,613		12/17/14	—	(840)
Malaysian Ringgit	JPHQ	Buy	14,394,105	4,372,184		12/17/14	—	(15,127)
Euro	DBAB	Sell	79,650	109,531		12/18/14	—	(201)
Japanese Yen	DBAB	Sell	617,700,000	6,022,317		12/22/14	27,168	—
Japanese Yen	HSBC	Sell	618,650,000	6,022,331		12/22/14	17,962	—
Japanese Yen	BZWS	Sell	312,460,000	3,013,260		12/26/14	—	(19,461)
Japanese Yen	CITI	Sell	487,440,000	4,700,691		12/26/14	—	(30,376)
Japanese Yen	DBAB	Sell	160,839,000	1,544,450		1/07/15	—	(16,831)
Japanese Yen	GSCO	Sell	228,991,000	2,207,972		1/08/15	—	(14,891)
Malaysian Ringgit	DBAB	Buy	2,972,900	886,031		1/08/15	12,689	—
Malaysian Ringgit	JPHQ	Buy	1,266,900	378,089		1/08/15	4,900	—
Euro	DBAB	Sell	956,250	1,294,568		1/09/15	—	(22,889)
Malaysian Ringgit	JPHQ	Buy	681,000	203,381		1/09/15	2,471	—
Malaysian Ringgit	HSBC	Buy	2,848,623	851,199		1/12/15	9,653	—

48 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount*	Date	Appreciation	Depreciation
Malaysian Ringgit	JPHQ	Buy	204,000	60,987	1/12/15	$662	$—
Japanese Yen	CITI	Sell	63,300,000	605,220	1/13/15	—	(9,276)
Japanese Yen	SCNY	Sell	189,880,000	1,817,381	1/14/15	—	(25,932)
Japanese Yen	HSBC	Sell	209,990,000	2,019,135	1/15/15	—	(19,424)
Japanese Yen	DBAB	Sell	63,500,000	614,316	1/16/15	—	(2,141)
Japanese Yen	SCNY	Sell	260,930,000	2,525,394	1/16/15	—	(7,709)
Malaysian Ringgit	JPHQ	Buy	599,000	180,481	1/16/15	473	—
Japanese Yen	GSCO	Sell	254,830,000	2,465,103	1/27/15	—	(9,053)
Japanese Yen	DBAB	Sell	242,274,032	2,372,909	1/28/15	20,637	—
Japanese Yen	HSBC	Sell	313,645,839	3,064,863	1/28/15	19,632	—
Euro	DBAB	Sell	8,237,000	11,259,885	1/30/15	—	(89,101)
Euro	DBAB	Sell	5,030,000	6,817,914	2/03/15	—	(112,518)
Chilean Peso	DBAB	Buy	449,800,000	793,578	2/04/15	4,577	—
Japanese Yen	JPHQ	Sell	209,300,000	2,072,922	2/06/15	40,617	—
Japanese Yen	SCNY	Sell	209,310,000	2,072,428	2/06/15	40,025	—
Euro	DBAB	Sell	288,563	390,338	2/09/15	—	(7,255)
Japanese Yen	BZWS	Sell	209,340,000	2,072,458	2/09/15	39,704	—
Japanese Yen	JPHQ	Sell	209,790,000	2,072,407	2/09/15	35,283	—
Chilean Peso	CITI	Buy	866,360,000	1,515,410	2/17/15	20,322	—
Euro	DBAB	Sell	16,570,000	22,777,122	2/23/15	—	(54,492)
Chilean Peso	DBAB	Buy	195,280,000	339,972	2/26/15	5,938	—
Euro	BZWS	Sell	587,300	806,991	2/26/15	—	(2,249)
Euro	SCNY	Sell	2,984,696	4,098,883	2/26/15	—	(13,726)
Japanese Yen	BZWS	Sell	302,200,000	2,955,010	2/26/15	20,060	—
Japanese Yen	SCNY	Sell	312,386,000	3,057,273	2/26/15	23,397	—
Chilean Peso	DBAB	Buy	401,810,000	693,493	3/03/15	17,971	—
Chilean Peso	DBAB	Buy	486,980,000	827,648	3/13/15	33,936	—
Malaysian Ringgit	JPHQ	Buy	4,727,000	1,418,199	4/02/15	465	—
Unrealized appreciation (depreciation)						8,676,273	(10,370,449)
Net unrealized appreciation (depreciation)							$(1,694,176)

*In U.S. dollars unless otherwise indicated.
[a] May be comprised of multiple contracts using the same currency and settlement date.

Annual Report | 49

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Global Balanced Fund

At March 31, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

	Counterparty /		Notional	Unrealized	Unrealized
Description	Exchange	Expiration Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	DBAB	10/04/23	$1,690,000	$—	$(19,747)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	DBAB	10/04/23	1,690,000	—	(22,842)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	HSBC	10/07/23	1,690,000	—	(17,482)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	DBAB	10/04/43	820,000	—	(31,389)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	DBAB	10/04/43	820,000	—	(34,413)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	HSBC	10/07/43	820,000	—	(32,281)
Net unrealized appreciation (depreciation)					$(158,154)

See Abbreviations on page 72.

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Templeton Global
Balanced Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,484,900,172
Cost - Sweep Money Fund (Note 3f)	16,047,503
Total cost of investments	$2,500,947,675
Value - Unaffiliated issuers	$2,795,063,092
Value - Sweep Money Fund (Note 3f)	16,047,503
Total value of investments	2,811,110,595
Cash	1,781,667
Restricted cash (Note 1e)	1,190,000
Foreign currency, at value (cost $3,595,245)	3,602,252
Receivables:
Investment securities sold	850,781
Capital shares sold	10,279,532
Dividends and interest	23,031,401
Due from brokers	5,888,104
Variation margin	19,677
Unrealized appreciation on forward exchange contracts	8,676,273
Other assets	1,684
Total assets	2,866,431,966
Liabilities:
Payables:
Investment securities purchased	2,440,772
Capital shares redeemed	3,422,503
Management fees	1,737,216
Distribution fees	1,690,839
Transfer agent fees	368,420
Due to brokers	1,190,000
Unrealized depreciation on forward exchange contracts	10,370,449
Deferred tax	1,030,692
Accrued expenses and other liabilities	423,252
Total liabilities	22,674,143
Net assets, at value	$2,843,757,823
Net assets consist of:
Paid-in capital	$2,609,563,858
Undistributed net investment income	11,051,491
Net unrealized appreciation (depreciation)	307,139,059
Accumulated net realized gain (loss)	(83,996,585)
Net assets, at value	$2,843,757,823

Annual Report | The accompanying notes are an integral part of these financial statements. | 51

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014

Templeton Global
Balanced Fund
Class A:
Net assets, at value	$1,055,120,808
Shares outstanding	320,197,585
Net asset value per share[a]	$3.30
Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.50
Class A1:
Net assets, at value	$538,901,001
Shares outstanding	163,438,586
Net asset value per share[a]	$3.30
Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.45
Class C:
Net assets, at value	$480,700,315
Shares outstanding	146,500,205
Net asset value and maximum offering price per share[a]	$3.28
Class C1:
Net assets, at value	$341,690,209
Shares outstanding	103,726,781
Net asset value and maximum offering price per share[a]	$3.29
Class R:
Net assets, at value	$5,756,980
Shares outstanding	1,743,327
Net asset value and maximum offering price per share	$3.30
Class R6:
Net assets, at value	$5,471
Shares outstanding	1,656
Net asset value and maximum offering price per share	$3.30
Advisor Class:
Net assets, at value	$421,583,039
Shares outstanding	127,431,801
Net asset value and maximum offering price per share	$3.31

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014
Templeton Global
Balanced Fund
Investment income:
Dividends (net of foreign taxes of $2,376,797)	$43,800,210
Interest (net of foreign taxes of $290,597)	33,500,480
Inflation principal adjustments	2,295,739
Total investment income	79,596,429
Expenses:
Management fees (Note 3a)	14,335,056
Administrative fees (Note 3b)	224,746
Distribution fees: (Note 3c)
Class A	1,573,411
Class A1	1,326,076
Class C	2,733,958
Class C1	2,159,302
Class R	24,480
Transfer agent fees: (Note 3e)
Class A	659,294
Class A1	563,269
Class C	286,389
Class C1	348,037
Class R	5,129
Class R6	73
Advisor Class	290,231
Custodian fees (Note 4)	481,664
Reports to shareholders	188,089
Registration and filing fees	282,901
Professional fees	115,301
Trustees’ fees and expenses	78,422
Other	67,930
Total expenses	25,743,758
Expense reductions (Note 4)	(1,629)
Expenses waived/paid by affiliates (Note 3f and 3g)	(133,184)
Net expenses	25,608,945
Net investment income	53,987,484
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,713,982
Written options	51,120
Foreign currency transactions	12,448,451
Swap contracts	4,661
Net realized gain (loss)	15,218,214
Net change in unrealized appreciation (depreciation) on:
Investments	237,019,676
Translation of other assets and liabilities denominated in foreign currencies	(18,934,421)
Change in deferred taxes on unrealized appreciation	(829,927)
Net change in unrealized appreciation (depreciation)	217,255,328
Net realized and unrealized gain (loss)	232,473,542
Net increase (decrease) in net assets resulting from operations	$286,461,026

Annual Report | The accompanying notes are an integral part of these financial statements. | 53

Templeton Global Investment Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Balanced Fund
	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$53,987,484	$30,233,921
Net realized gain (loss) from investments, written options, foreign currency transactions
and swap contracts	15,218,214	29,808,883
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	217,255,328	56,687,682
Net increase (decrease) in net assets resulting from operations	286,461,026	116,730,486
Distributions to shareholders from:
Net investment income:
Class A	(16,197,660)	(6,918,317)
Class A1	(12,757,461)	(30,369,020)
Class C	(5,399,885)	(1,968,673)
Class C1	(6,616,964)	(17,023,537)
Class R	(104,280)	(189,347)
Class R6	(142)	—
Advisor Class	(7,725,935)	(6,440,242)
Total distributions to shareholders	(48,802,327)	(62,909,136)
Capital share transactions: (Note 2)
Class A	743,276,860	158,302,602
Class A1	(56,930,256)	(63,205,517)
Class C	360,147,502	68,262,437
Class C1	(19,012,395)	(34,577,299)
Class R	1,330,694	267,112
Class R6	5,000	—
Advisor Class	244,315,626	39,935,156
Total capital share transactions	1,273,133,031	168,984,491
Net increase (decrease) in net assets	1,510,791,730	222,805,841
Net assets:
Beginning of year	1,332,966,093	1,110,160,252
End of year	$2,843,757,823	$1,332,966,093
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$11,051,491	$(6,321,941)

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Global Balanced Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances

Annual Report | 55

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for

56 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 57

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At March 31, 2014, the Fund had OTC derivatives in a net liability position of $4,823,837 and the aggregate value of collateral pledged for such contracts was $5,555,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives.

58 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

Annual Report | 59

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Restricted Cash

At March 31, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

h. FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT subsidiary. The FT subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At March 31, 2014, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

60 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are

Annual Report | 61

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Security Transactions, Investment Income, Expenses and Distributions (continued)

determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

62 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	262,890,458	$817,963,925	61,250,482	$175,593,266
Shares issued in reinvestment of
distributions	4,682,731	14,560,626	2,222,585	6,218,611
Shares redeemed	(28,497,678)	(89,247,691)	(8,444,680)	(23,509,275)
Net increase (decrease)	239,075,511	$743,276,860	55,028,387	$158,302,602
Class A1 Shares:
Shares sold	9,427,401	$29,183,171	8,542,263	$23,925,925
Shares issued in reinvestment of
distributions	3,823,756	11,796,777	10,099,757	27,640,221
Shares redeemed	(31,462,223)	(97,910,204)	(41,748,274)	(114,771,663)
Net increase (decrease)	(18,211,066)	$(56,930,256)	(23,106,254)	$(63,205,517)
Class C Shares:
Shares sold	125,645,853	$389,978,741	24,901,944	$71,701,101
Shares issued in reinvestment of
distributions	1,548,840	4,798,969	654,385	1,836,088
Shares redeemed	(11,061,515)	(34,630,208)	(1,884,876)	(5,274,752)
Net increase (decrease)	116,133,178	$360,147,502	23,671,453	$68,262,437
Class C1 Shares:
Shares sold	4,469,592	$13,736,907	4,671,492	$12,997,896
Shares issued in reinvestment of
distributions	1,922,477	5,918,331	5,500,196	15,015,869
Shares redeemed	(12,467,232)	(38,667,633)	(22,886,324)	(62,591,064)
Net increase (decrease)	(6,075,163)	$(19,012,395)	(12,714,636)	$(34,577,299)
Class R Shares:
Shares sold	1,084,060	$3,351,734	277,169	$801,970
Shares issued in reinvestment of
distributions	20,123	62,325	62,762	172,329
Shares redeemed	(673,945)	(2,083,365)	(250,300)	(707,187)
Net increase (decrease)	430,238	$1,330,694	89,631	$267,112
Class R6 Shares[a]:
Shares sold	1,656	$5,000
Net increase (decrease)	1,656	$5,000
Advisor Class Shares:
Shares sold	96,392,609	$302,270,562	22,238,043	$63,694,299
Shares issued in reinvestment of
distributions	2,006,228	6,261,081	1,864,742	5,153,901
Shares redeemed	(20,522,225)	(64,216,017)	(10,509,046)	(28,913,044)
Net increase (decrease)	77,876,612	$244,315,626	13,593,739	$39,935,156

[a]For the period May 1, 2013 (effective date) to March 31, 2014.
					Annual Report	|	63

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.475%	Over $1 billion, up to and including $1.5 billion
0.425%	Over $1.5 billion, up to and including $6.5 billion
0.400%	Over $6.5 billion, up to and including $11.5 billion
0.378%	Over $11.5 billion, up to and including $16.5 billion
0.365%	Over $16.5 billion, up to and including $19.0 billion
0.355%	Over $19.0 billion, up to and including $21.5 billion
0.345%	In excess of $21.5 billion

64 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective May 1, 2013, under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has

Annual Report | 65

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions	paid to unaffiliated
broker/dealers		$1,917,488
CDSC retained		$68,769

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2014, the Fund paid transfer agent fees of $2,152,422, of which $813,447 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

TGAL has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class A1, Class C, Class C1, Class R and Advisor Class of the Fund do not exceed 0.95%, and Class R6 does not exceed 0.84% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2013. Effective August 1, 2013 the contractual fee waiver was eliminated. There were no expenses waived during the year ended March 31, 2014. Prior to the combining of the investment management and administrative agreement, the Fund had a contractual fee agreement with FT Services, which was eliminated effective May 1, 2013.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2014.

66 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$51,185,032
2018	30,914,281
$82,099,313

During the year ended March 31, 2014, the Fund utilized $2,711,002 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$48,802,327	$62,909,136

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,509,830,091

Unrealized appreciation	$374,042,722
Unrealized depreciation	(72,762,218)
Net unrealized appreciation (depreciation)	$301,280,504

Distributable earnings – undistributed ordinary income	$21,999,365

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, bond discounts and premiums and tax straddles.

Annual Report | 67

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $1,588,577,901 and $249,158,600, respectively.

Transactions in options written during the year ended March 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2013	—	$—
Options written	426	51,120
Options expired	(426)	(51,120)
Options exercised	—	—
Options closed	—	—
Options outstanding at March 31, 2014	—	$—

See Notes 1(d) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2014, the Fund had 12.14% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2014, value of this security represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

68 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

9. OTHER DERIVATIVE INFORMATION

At March 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate
contracts	Variation margin	$—	Due from brokers / Variation margin	$158,154	[a]

Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	8,676,273	forward exchange contracts	10,370,449

[a]Includes cumulative unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended March 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as	Statement of	Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts /
	Net change in unrealized appreciation
	(depreciation) on investments	$4,661	$(158,154)
Foreign exchange contracts	Net realized gain (loss) from foreign currency
	transactions / Net change in unrealized
	appreciation (depreciation) on translation of
	other assets and liabilities denominated
	in foreign currencies	12,384,565	(18,908,595)
Equity contracts	Net realized gain (loss) from written options	51,120	—

For the year ended March 31, 2014, the average month end fair value of derivatives represented 0.94% of average month end net assets. The average month end number of open derivative contracts for the period was 193.

See Note 1(d) regarding derivative financial instruments.

Annual Report | 69

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

70 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities
Equity Investments:[a]
United Kingdom	$178,488,530	$996,003	$—	$179,484,533
United States	579,353,698	2,246,375	—	581,600,073
All Other Equity Investments[b]	1,169,134,260	—	—	1,169,134,260
Equity-Linked Securities	—	73,198,097	—	73,198,097
Corporate Bonds and Notes	—	80,908,246	—	80,908,246
Senior Floating Rate Interests	—	5,419,667	47,917	5,467,584
Foreign Government and Agency
Securities	—	683,869,977	—	683,869,977
Escrow Accounts and Litigation
Trusts	—	—	—[c]	—
Short Term Investments	16,047,503	21,400,322	—	37,447,825
Total Investments in Securities	$1,943,023,991	$868,038,687	$47,917	$2,811,110,595
Forward Exchange Contracts	$—	$8,676,273	$—	$8,676,273
Liabilities:
Forward Exchange Contracts	—	10,370,449	—	10,370,449
Swap Contracts	—	158,154	—	158,154

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at March 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Annual Report | 71

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Global Balanced Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty		Currency		Selected Portfolio
BZWS	- Barclays Bank PLC	BRL	- Brazilian Real	ADR	- American Depositary Receipt
CITI	- Citibank N.A.	EUR	- Euro	FRN	- Floating Rate Note
DBAB	- Deutsche Bank AG	GHS	- Ghanaian Cedi	IDR	-InternationalDepositary Receipt
GSCO	- The Goldman Sachs Group, Inc.	HUF	-HungarianForint	PIK	- Payment-In-Kind
HSBC	- HSBC Bank USA	IDR	-IndonesianRupiah
JPHQ	- JP Morgan Chase Bank, N.A.	KRW	- South Korean Won
MSCO	- Morgan Stanley and Co., Inc.	LKR	- Sri Lankan Rupee
SCNY	- Standard Chartered Bank	MXN	- Mexican Peso
UBSW	- UBS AG	MYR	- Malaysian Ringgit
		PEN	- Peruvian Nuevo Sol
		PHP	- Philippine Peso
		PLN	- Polish Zloty
		RSD	- Serbian Dinar
		SEK	- Swedish Krona
		SGD	-SingaporeDollar
		UYU	- Uruguayan Peso

72 | Annual Report

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Balanced Fund (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

Annual Report | 73

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 31.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $41,336,304 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 13, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class A1, Class C, Class C1, Class R Class R6, and Advisor Class shareholders of record.

	Foreign Tax	Foreign Source	Foreign Source
	Paid	Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0032	$0.0597	$0.0233
Class A1	$0.0032	$0.0572	$0.0225
Class C	$0.0032	$0.0494	$0.0193
Class C1	$0.0032	$0.0449	$0.0176
Class R	$0.0032	$0.0527	$0.0206
Class R6	$0.0032	$0.0652	$0.0255
Advisor Class	$0.0032	$0.0632	$0.0250

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

74 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Global Balanced Fund

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 75

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	140	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	37	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(May 2014), Ares Capital Corporation
(specialty finance company)
(2010-present), United Natural Foods,
Inc. (distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
Principal Occupation During at Least the Past 5 Years:				distributors).
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

76 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	140	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	140	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	140	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Annual Report | 77

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 2001	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	44	El Oro Ltd. (investments)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2006	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

78 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 79

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

80 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since
2008. She currently serves as a director of SLM Corporation and Navient Corporation (May 2014), Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has
served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.
Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read
from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experi-
ence, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 81

Templeton Global Investment Trust

Shareholder Information

Templeton Global Balanced Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds comprising Templeton Global Investment Trust, including Templeton Global Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s

82 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Board Review of Investment Management Agreement (continued)

opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counter-party credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A1 shares, which have the same expense structure as the Fund’s Class A shares. The Lipper performance

Annual Report | 83

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Board Review of Investment Management Agreement (continued)

universe for the Fund consisted of all retail and institutional mixed-asset target allocation moderate funds as designated by Lipper. The Fund’s objective is to generate current income while maintaining capital appreciation. The Lipper report showed the Fund’s income return during 2013 and each of the annualized previous three- and five-year periods to be in the highest or best performing quintile of such universe. The Lipper report showed the Fund’s 2013 total return to be in the second-highest performing quintile of its performance universe and on an annualized basis to be in the second-lowest and middle performing quintiles of such universe for the previous three-and five-year periods, respectively. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A1 shares. The Lipper report for the Fund showed its contractual investment management fee rate was within 11 basis points of its Lipper expense group median, while its actual total expense ratio was within three basis points of such group’s median. The Board found such comparative expenses as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and

84 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Board Review of Investment Management Agreement (continued)

activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis.

In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 85

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Global Balanced Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

86 | Annual Report

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Annual Report and Shareholder Letter
TEMPLETON GLOBAL BALANCED FUND

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 325 A 05/14

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

Templeton Emerging Markets Small Cap Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	17	Registered Public
		Templeton Emerging Markets
						Accounting Firm	42
		Small Cap Fund	3	Financial Statements	26
						Tax Information	43
		Performance Summary	10	Notes to
				Financial Statements	30	Board Members and Officers	45
		Your Fund’s Expenses	15
						Shareholder Information	51

Annual Report

Templeton Emerging Markets Small Cap Fund

Your Fund’s Goal and Main Investments: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

This annual report for Templeton Emerging Markets Small Cap Fund covers the fiscal year ended March 31, 2014.

Economic and Market Overview

The 12 months under review were characterized by growth in emerging markets and a continued economic recovery in developed markets. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and political unrest, emerging market economies overall continued to grow faster than developed market economies. China’s economic growth moderated, resulting largely from slower growth in industrial production, fixed asset investment and exports. However, retail sales continued to grow as household income increased rapidly. Domestic demand

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 3

Top 10 Countries
Based on Equity Securities
3/31/14
% of Total
Net Assets
India	10.0%
Turkey	9.6%
South Korea	8.3%
China	7.1%
Brazil	6.9%
Poland	4.0%
Russia	3.9%
Nigeria	3.7%
Hong Kong	3.2%
Malaysia	2.7%

continued to account for a greater portion of gross domestic product, indicating that policymakers’ efforts to make China’s economy more consumer driven and less reliant on exports and debt-fueled investments gained traction. Although such economic restructuring resulted in near-term challenges, we think it could potentially lead to more sustainable, robust growth in the long term. Other economies that showed signs of moderation included those of Russia, India and Indonesia, while several economies, including those of Brazil, South Korea and Turkey, showed signs of improvement.

Central bank actions varied across emerging markets. Several central banks, including those of South Korea, Mexico and Thailand, lowered benchmark interest rates in an effort to boost economic growth. However, other central banks, including those of Brazil, India, Turkey and Russia, raised interest rates in an effort to control inflation and support their currencies. Despite high inflation in several emerging market countries, inflation levels in many other countries were relatively low, potentially giving their central banks room to support economic growth.

Emerging market small cap equities underperformed their developed market counterparts during the period, as many investors seemed to focus more on headline news and the fiscal and monetary policies in major economies and less on the fundamental strength of many emerging market economies and equities. Emerging markets recovered from a sharp sell-off in May and June 2013, resulting from fears about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset-purchase program. Concerns about potential U.S. military intervention in Syria also weighed on markets, but investor confidence rose as tension was defused and as the Fed delayed tapering its asset-purchase program. Emerging markets experienced heightened volatility later in the period as investors grew concerned about the Fed’s reduction of its monthly asset purchases beginning in January 2014, China’s moderating economic growth, the sharp devaluation of several emerging market currencies, and political unrest in Thailand, Turkey and Ukraine. Further pressuring emerging market stocks was the People’s Bank of China’s (PBOC’s) liquidity tightening to curb lending by banks and non-bank institutions, although the PBOC provided temporary liquidity at times. However, expectations for an economic stimulus package from China, optimism about the outcome of the upcoming elections in Indonesia, India and Turkey, and de-escalation of the geopolitical tension between Russia and Ukraine helped stock prices recover near period-end.

For the 12 months ended March 31, 2014, emerging market small cap stocks, as measured by the MSCI Emerging Markets (EM) Small Cap Index, generated a +0.71% total return in U.S. dollar terms, as weaker emerging market currencies hindered returns.1, 2 Asia generated gains, driven by strong stock

4 | Annual Report

performances in Taiwan, China, India and Malaysia. In Europe, Russia posted a large decline as its annexation of Crimea caused tension with Ukraine, Europe and the U.S. Elsewhere in Europe, Turkey also posted a large loss while Hungary, Greece, Poland and the Czech Republic delivered strong gains. Latin American small cap stocks were among the worst performers, partly because of generally weak commodity prices and local currencies.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

For the 12 months under review, Templeton Emerging Markets Small Cap Fund – Class A had a -0.26% cumulative total return. For comparison, the MSCI EM Small Cap Index generated a +0.71% total return for the same period.1, 2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Jiangling Motors, one of China’s biggest commercial vehicle manufacturers; Egis Pharmaceuticals, one of Hungary’s largest generic pharmaceutical companies; and CCC, one of Poland’s leading footwear retailers and shoe manufacturers.

Jiangling Motors has strong positions in the bus, light commercial vehicle and pickup truck markets. Ford Motor, the second-largest U.S. automaker, owns 32% of Jiangling Motors shares. News that Ford had increased its investment in the company boosted investor sentiment. Strong sales growth, driven by stricter light vehicle emission standards and online retailers’ robust logistics

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Annual Report | 5

Top 10 Equity Holdings
3/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
Pinar Sut Mamulleri Sanayii AS	3.0%
Food Products, Turkey
Grupo Herdez SAB de CV	2.4%
Food Products, Mexico
Amorepacific Group	2.2%
Personal Products, South Korea
Jiangling Motors Corp. Ltd., B	2.2%
Automobiles, China
UAC of Nigeria PLC	2.0%
Industrial Conglomerates, Nigeria
Youngone Corp.	2.0%
Textiles, Apparel & Luxury Goods,
South Korea
Nostrum Oil & Gas LP, GDR	1.9%
Oil, Gas & Consumable Fuels, Kazakhstan
OSIM International Ltd.	1.9%
Specialty Retail, Singapore
Hartalega Holdings Bhd., ord. & wts.	1.8%
Health Care Equipment & Supplies,
Malaysia
Egyptian International Pharmaceutical
Industries Co.	1.8%
Pharmaceuticals, Egypt

demand, also supported Jiangling Motors’ share performance. We believe that the company has solid long-term growth prospects, as its attractive niches in China’s growing auto market positions it well to potentially benefit from the country’s urbanization and growing middle class. Its continual new product launches could further enhance earnings growth.

In September, Egis Pharmaceuticals received a voluntary offer from its 51% majority owner, French pharmaceutical company Servier Group, for the purchase of all outstanding shares. The offer price represented a premium of more than 30% over the closing price prior to the offer announcement, leading Egis’s share price to surge after the Hungarian Stock Exchange lifted the trading suspension. We tendered our shares in the company because the offer price met our target price, allowing us to realize gains.

CCC generated strong 2013 revenue and earnings growth, driven by the increasing popularity of its leather shoes and robust sales growth in Poland and other central European countries. The company’s plan to expand into new international markets and increase store size was well received by investors. In our assessment, CCC’s strong brand recognition, established product cycle and proven distribution channels provide the company with solid market advantages over its competitors.

In contrast, key detractors from the Fund’s absolute performance included Turkey-based Anadolu Cam Sanayii, one of Europe’s leading glass packaging producers; Chile-based Embotelladora Andina, a leading bottler of Coca-Cola products in Latin America; and I.T, a leading Hong Kong fashion apparel retailer.

Anadolu Cam Sanayii manufactures returnable and non-returnable lightweight bottles for alcoholic and non-alcoholic beverages, as well as bottles for cosmetic, pharmaceutical and food products. In addition to dominating the Turkish market, the company is also a market leader in Russia and has operations in Ukraine and Georgia. Weak operational results and concerns about competition in Turkey and the potential negative effect of a weak Russian beer and vodka market contributed to a share price decline. We reduced our holdings in the company to raise cash and seek to take advantage of opportunities we considered to be more attractive within our investment universe.

Embotelladora Andina has major Coca-Cola bottling operations in Chile, Argentina, Brazil and Paraguay. President Bachelet’s election for a second term on a platform of increased corporate taxation led Chilean stocks to decline in value. Slower-than-expected economic growth and weaker currencies in the company’s key markets also added to investor concerns. Additionally, higher labor costs in Argentina and Brazil, combined with lower sales volume in

6 | Annual Report

Brazil, pressured 2013 earnings. In our analysis, the company has solid cash flow generation and strong growth prospects as consumer spending rises in Latin America. We used the recent market correction as an opportunity to increase our holdings in the company.

I.T, which has an extensive retail network in Hong Kong and China, declined in value as it announced two negative profit warnings prior to reporting weak earnings results for the first half of its fiscal year 2013–2014. Weakness in Hong Kong’s general retail environment and intensifying competition led the fashion apparel retailer to implement aggressive discounting campaigns to stimulate sales growth, pressuring profit margins. Operating costs, mainly for staffing and rent, also continued to rise. In our long-term view, the high consumer recognition and popularity of I.T’s brands in Hong Kong position it well to potentially benefit from any improvement in the retail environment. Additionally, the appointment of a new chief financial officer in early 2014, in our view, could support the company.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2014, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered to be under-appreciated companies with attractive valuations led us to initiate investment in Indonesia, Thailand and the Philippines and to make some of our largest purchases in Brazil, Russia, India and South Korea. Additionally, we increased our holdings in frontier markets such as Turkmenistan, Saudi Arabia3 and Vietnam and initiated investment in Argentina because of fundamentals and growth prospects we considered to be attractive. As a result, we increased the Fund’s holdings in textiles, apparel and luxury goods; food and staples retailing; oil, gas and consumable fuels; and Internet software and services companies. In addition to increased investment in Embotelladora Andina, key purchases included additional shares in Bizim Toptan Satis Magazalari, one of Turkey’s largest cash and carry wholesalers of fast moving consumer goods, as well as new positions in X5 Retail Group, one of Russia’s leading food retailers, and Fila Korea, the owner of the Fila brand name, a major sportswear brand in South Korea and globally.

Annual Report | 7

Conversely, we conducted some sales as certain stocks reached their price targets and as we identified opportunities we considered to be more attractively valued within our investment universe. As a result, we reduced the Fund’s holdings in Nigeria and Latvia and eliminated exposure to Hungary and Serbia. We reduced investments largely in banks and metals and mining companies. In addition to closing our position in Egis Pharmaceuticals and reducing our holding in Anadolu Cam Sanayii, we also exited our position in LPP, a Polish clothing company.

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

                        Portfolio Management Team
             Templeton Emerging Markets Small Cap Fund

8 | Annual Report

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.

Annual Report | 9

Performance Summary as of 3/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	3/31/14	3/31/13		Change
A (TEMMX)	$11.64	$11.75	-$	0.11
C (TCEMX)	$11.30	$11.42	-$	0.12
R (n/a)	$11.56	$11.67	-$	0.11
Advisor (TEMZX)	$11.76	$11.87	-$	0.11

	Distributions
	Share Class	Dividend Income
A	(4/1/13–3/31/14)	$0.0821
C	(4/1/13–3/31/14)	$0.0064
R	(4/1/13–3/31/14)	$0.0480
	Advisor (4/1/13–3/31/14)	$0.1194

10 | Annual Report

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						2.17%	2.18%
1-Year		-0.26%		-6.02%	$9,398
5-Year	+	170.63%	+	20.58%	$25,495
Since Inception (10/2/06)	+	41.59%	+	3.93%	$13,345
C						2.87%	2.88%
1-Year		-0.91%		-1.90%	$9,810
5-Year	+	161.85%	+	21.23%	$26,185
Since Inception (10/2/06)	+	34.60%	+	4.05%	$13,460
R						2.37%	2.38%
1-Year		-0.37%		-0.37%	$9,963
5-Year	+	168.13%	+	21.81%	$26,813
Since Inception (10/2/06)	+	39.53%	+	4.55%	$13,953
Advisor						1.87%	1.88%
1-Year	+	0.13%	+	0.13%	$10,013
5-Year	+	174.74%	+	22.40%	$27,474
Since Inception (10/2/06)	+	44.84%	+	5.07%	$14,484

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically had more price volatility than large company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.
7. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products.
This report is not approved, reviewed or produced by MSCI.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$1,028.00	$10.62
Hypothetical (5% return before expenses)	$1,000	$1,014.46	$10.55
C
Actual	$1,000	$1,024.10	$14.13
Hypothetical (5% return before expenses)	$1,000	$1,010.97	$14.04
R
Actual	$1,000	$1,027.10	$11.62
Hypothetical (5% return before expenses)	$1,000	$1,013.46	$11.55
Advisor
Actual	$1,000	$1,030.00	$9.11
Hypothetical (5% return before expenses)	$1,000	$1,015.96	$9.05

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.10%; C: 2.80%; R: 2.30%; and Advisor: 1.80%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

16 | Annual Report

Templeton Global Investment Trust

Financial Highlights

Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.75	$10.47	$11.90	$10.74	$4.39
Income from investment operations[a]:
Net investment income (loss)[b]	0.06	0.03	0.03	(0.06)	(0.05)
Net realized and unrealized gains (losses)	(0.09)	1.35	(1.46)	1.22	6.44
Total from investment operations	(0.03)	1.38	(1.43)	1.16	6.39
Less distributions from:
Net investment income	(0.08)	(0.04)	—	—	(0.04)
Net realized gains	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—[c]
Total distributions	(0.08)	(0.10)	—	—	(0.04)
Net asset value, end of year	$11.64	$11.75	$10.47	$11.90	$10.74

Total return[d]	(0.26)%	13.37%	(12.02)%	10.80%	145.52%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.11%	2.16%	2.19%	2.14%	2.21%
Expenses net of waiver and payments by affiliates	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	0.39%	0.25%	0.29%	(0.57)%	(0.56)%

Supplemental data
Net assets, end of year (000’s)	$235,046	$229,475	$199,865	$288,237	$178,439
Portfolio turnover rate	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$10.21	$11.69	$10.62	$4.35
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.04)	(0.04)	(0.14)	(0.11)
Net realized and unrealized gains (losses)	(0.09)	1.31	(1.44)	1.21	6.39
Total from investment operations	(0.11)	1.27	(1.48)	1.07	6.28
Less distributions from:
Net investment income	(0.01)	—	—	—	(0.01)
Net realized gains	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—[c]
Total distributions	(0.01)	(0.06)	—	—	(0.01)
Net asset value, end of year	$11.30	$11.42	$10.21	$11.69	$10.62

Total return[d]	(0.91)%	12.53%	(12.66)%	10.08%	144.27%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.81%	2.86%	2.89%	2.84%	2.91%
Expenses net of waiver and payments by affiliates	2.80%	2.80%	2.80%	2.80%	2.80%
Net investment income (loss)	(0.31)%	(0.45)%	(0.41)%	(1.27)%	(1.26)%

Supplemental data
Net assets, end of year (000’s)	$62,917	$64,459	$59,104	$83,439	$46,740
Portfolio turnover rate	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.67	$10.40	$11.85	$10.71	$4.38
Income from investment operations[a]:
Net investment income (loss)[b]	0.06	0.01	(—)[c]	(0.12)	(0.03)
Net realized and unrealized gains (losses)	(0.12)	1.34	(1.45)	1.26	6.39
Total from investment operations	(0.06)	1.35	(1.45)	1.14	6.36
Less distributions from:
Net investment income	(0.05)	(0.02)	—	—	(0.03)
Net realized gains	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—[c]
Total distributions	(0.05)	(0.08)	—	—	(0.03)
Net asset value, end of year	$11.56	$11.67	$10.40	$11.85	$10.71

Total return	(0.37)%	13.17%	(12.24)%	10.64%	145.15%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.31%	2.36%	2.39%	2.34%	2.41%
Expenses net of waiver and payments by affiliates	2.30%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss)	0.19%	0.05%	0.09%	(0.77)%	(0.76)%

Supplemental data
Net assets, end of year (000’s)	$659	$737	$684	$778	$187
Portfolio turnover rate	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$10.58	$11.99	$10.78	$4.40
Income from investment operations[a]:
Net investment income (loss)[b]	0.05	0.05	0.06	(0.05)	(0.04)
Net realized and unrealized gains (losses)	(0.04)	1.37	(1.47)	1.26	6.47
Total from investment operations	0.01	1.42	(1.41)	1.21	6.43
Less distributions from:
Net investment income	(0.12)	(0.07)	—	—	(0.05)
Net realized gains	—	(0.06)	—	—	—
Tax return of capital	—	—	—	—	—[c]
Total distributions	(0.12)	(0.13)	—	—	(0.05)
Net asset value, end of year	$11.76	$11.87	$10.58	$11.99	$10.78

Total return	0.13%	13.66%	(11.76)%	11.22%	146.20%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.81%	1.86%	1.89%	1.84%	1.91%
Expenses net of waiver and payments by affiliates	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	0.69%	0.55%	0.59%	(0.27)%	(0.26)%

Supplemental data
Net assets, end of year (000’s)	$241,453	$102,842	$66,488	$78,944	$23,701
Portfolio turnover rate	22.47%	15.16%	6.52%	18.27%	61.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014

Templeton Emerging Markets Small Cap Fund	Industry	Shares/Warrants	Value
Common Stocks and Other Equity
Interests 83.3%
Argentina 0.7%
MercadoLibre Inc.	Internet Software & Services	42,000	$3,994,620

Austria 0.8%
DO & CO Restaurants & Catering AG	Hotels, Restaurants & Leisure	81,560	4,307,780

Botswana 0.5%
Letshego Holdings Ltd.	Consumer Finance	9,617,099	2,455,822

Brazil 6.9%
Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods	236,100	2,862,071
Cia Hering	Specialty Retail	466,500	5,630,367
Duratex SA	Paper & Forest Products	595,000	3,029,358
[a] Gaec Educacao SA	Diversified Consumer Services	633,400	6,000,205
Grendene SA	Textiles, Apparel & Luxury Goods	874,361	5,981,831
JSL SA	Road & Rail	1,248,503	7,815,011
[a] Ser Educacional SA	Diversified Consumer Services	671,300	5,888,726
			37,207,569

China 7.1%
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	20,271,841	3,789,642
[a] China Vanadium Titano-Magnetite Mining
Co. Ltd.	Metals & Mining	17,247,000	1,956,740
COSCO Pacific Ltd.	Transportation Infrastructure	2,076,000	2,647,041
Jiangling Motors Corp. Ltd., B	Automobiles	3,440,825	11,742,310
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components 7,016,000		4,965,911
Mindray Medical International Ltd., ADR	Health Care Equipment & Supplies	124,800	4,038,528
[a] Sohu.com Inc.	Internet Software & Services	36,722	2,390,235
Springland International Holdings Ltd.	Multiline Retail	7,016,000	3,111,609
Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	27,792,000	3,941,391
			38,583,407

Czech Republic 1.6%
Fortuna Entertainment Group NV	Hotels, Restaurants & Leisure	764,000	5,076,966
Pegas Nonwovens SA	Textiles, Apparel & Luxury Goods	119,073	3,608,690
			8,685,656

Egypt 2.3%
Eastern Tobacco	Tobacco	116,291	2,837,404
Egyptian International Pharmaceutical
Industries Co.	Pharmaceuticals	1,348,432	9,494,732
			12,332,136

Estonia 1.1%
Olympic Entertainment Group A.S.	Hotels, Restaurants & Leisure	1,557,217	4,012,148
Silvano Fashion Group AS, A	Specialty Retail	586,209	1,720,356
			5,732,504

Annual Report | 21

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

		Templeton Emerging Markets Small Cap Fund	Industry	Shares/Warrants	Value
		Common Stocks and Other Equity
		Interests (continued)
		Hong Kong 3.2%
		Bonjour Holdings Ltd.	Specialty Retail	9,751,300	$1,747,488
		Giordano International Ltd.	Specialty Retail	3,938,000	2,538,533
		I.T Ltd.	Specialty Retail	20,830,395	5,532,249
		Sa Sa International Holdings Ltd.	Specialty Retail	5,006,000	4,001,470
		[b] Victory City International Holdings Ltd.	Textiles, Apparel & Luxury Goods	23,116,503	3,367,732
					17,187,472

		India 10.0%
		Apollo Tyres Ltd.	Auto Components	1,797,220	4,770,426
		Bajaj Holdings and Investment Ltd.	Diversified Financial Services	496,660	8,399,732
		Balkrishna Industries Ltd.	Auto Components	989,653	7,884,739
		Biocon Ltd.	Biotechnology	556,817	3,934,321
		Federal Bank Ltd.	Banks	5,815,476	9,253,986
		Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	47,692	270,863
		ING Vysya Bank Ltd.	Banks	693,200	7,254,257
		JK Cements Ltd.	Construction Materials	1,502,198	6,012,296
		Redington India Ltd.	Electronic Equipment, Instruments & Components 4,622,367		6,057,638
					53,838,258

		Indonesia 1.1%
		Express Transindo Utama Tbk PT	Road & Rail	45,462,400	5,802,438
		Mandom Indonesia Tbk PT	Personal Products	164,300	194,566
		[a] Panin Financial Tbk PT	Insurance	4,197,500	95,732
					6,092,736

		Kazakhstan 2.2%
		[c] KCell JSC, GDR, 144A	Wireless Telecommunication Services	92,768	1,273,241
		Nostrum Oil & Gas LP, GDR	Oil, Gas & Consumable Fuels	993,641	10,333,866
					11,607,107

		Kenya 0.6%
		Safaricom Ltd.	Wireless Telecommunication Services	23,607,700	3,388,142

		Latvia 0.3%
		[a] Grindeks	Pharmaceuticals	164,039	1,857,827

		Malaysia 2.7%
		Hartalega Holdings Bhd.	Health Care Equipment & Supplies	4,424,000	9,283,014
		[a] Hartalega Holdings Bhd., wts., 5/29/15	Health Care Equipment & Supplies	442,400	348,283
		Oldtown Bhd.	Food Products	8,063,025	4,890,424
					14,521,721

		Mexico 2.4%
		Grupo Herdez SAB de CV	Food Products	4,374,024	13,002,021

		Nigeria 3.7%
		Access Bank Nigeria PLC	Banks	87,849,070	3,959,994
		Ecobank Transnational Inc.	Banks	24,628,262	1,941,313

22	|	Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Small Cap Fund	Industry	Shares/Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Nigeria (continued)
Guinness Nigeria PLC	Beverages	2,200,489	$2,599,790
[a] Intercontinental Wapic Insurance PLC	Insurance	18,746,318	85,185
UAC of Nigeria PLC	Industrial Conglomerates	33,313,310	10,901,253
United Bank for Africa PLC	Banks	15,122,315	650,521
			20,138,056

Peru 0.4%
[d] Intercorp Financial Services Inc., Reg S	Banks	72,530	2,284,695

Philippines 0.7%
Pepsi-Cola Products Philippines Inc.	Beverages	32,940,200	3,606,054

Poland 4.0%
[a] AmRest Holdings NV	Hotels, Restaurants & Leisure	133,703	3,983,677
CCC SA	Textiles, Apparel & Luxury Goods	133,936	5,802,122
Eurocash SA	Food & Staples Retailing	321,136	4,246,769
Lubelski Wegiel Bogdanka SA	Oil, Gas & Consumable Fuels	71,169	2,953,608
Warsaw Stock Exchange	Diversified Financial Services	221,166	2,874,280
[a] Work Service SA	Professional Services	399,731	1,969,574
			21,830,030

Romania 0.6%
SC Bursa de Valori Bucuresti SA	Diversified Financial Services	150,090	1,333,752
[a,c] Societatea Nationala de Gaze Naturale ROMGAZ
SA, 144A	Oil, Gas & Consumable Fuels	159,600	1,626,786
			2,960,538

Russia 3.9%
[a,d] Cherkizovo Group OJSC, GDR, Reg S	Food Products	224,987	2,334,240
CTC Media Inc.	Media	489,658	4,509,750
[a] DIXY Group OJSC	Food & Staples Retailing	453,316	3,464,918
[d] Globaltrans Investment PLC, GDR, Reg S	Road & Rail	117,550	1,360,054
M Video OJSC	Specialty Retail	607,011	3,692,185
[a,d] X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	370,649	5,802,510
			21,163,657

Singapore 2.1%
[e] OSIM International Ltd.	Specialty Retail	4,869,000	10,025,607
Parkson Retail Asia Ltd.	Multiline Retail	1,588,000	1,186,724
			11,212,331

South Korea 8.3%
Amorepacific Group	Personal Products	24,567	11,811,723
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	112,628	9,317,801
Interojo Co. Ltd.	Health Care Equipment & Supplies	268,242	5,478,696
LG Fashion Corp.	Textiles, Apparel & Luxury Goods	118,955	3,116,579
Samkwang Glass	Containers & Packaging	44,585	2,131,070

Annual Report | 23

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Small Cap Fund	Industry	Shares/Warrants	Value
Common Stocks and Other Equity
Interests (continued)
South Korea (continued)
Vieworks Co. Ltd.	Health Care Equipment & Supplies	94,921	$2,344,279
Youngone Corp.	Textiles, Apparel & Luxury Goods	289,884	10,766,187
			44,966,335

Thailand 1.2%
DSG International Thailand PCL, fgn.	Household Products	19,602,000	6,649,869

Turkey 9.6%
Anadolu Cam Sanayii AS	Containers & Packaging	2,077,781	1,631,575
[a] Anel Elektrik Proje Taahhut ve Ticaret AS	Construction & Engineering	1,245,933	559,067
Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	715,619	6,856,991
Celebi Hava Servisi AS	Transportation Infrastructure	259,136	1,968,244
IS Yatirim Menkul Degerler AS	Capital Markets	4,389,949	2,523,844
Pinar Entegre Et ve Un Sanayi AS	Food Products	1,356,220	6,402,497
Pinar Sut Mamulleri Sanayii AS	Food Products	1,949,228	16,080,710
[a,f] Reysas Gayrimenkul Yatirim Ortakligi AS	Real Estate Investment Trusts	21,678,300	4,661,019
Trakya Cam Sanayii AS	Building Products	945,778	932,759
Ulker Biskuvi Sanayi AS	Food Products	331,080	2,328,988
[c] Ulker Biskuvi Sanayi AS, 144A	Food Products	831,656	5,850,299
Yazicilar Holding AS	Industrial Conglomerates	238,068	2,014,083
			51,810,076

Turkmenistan 1.5%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	863,054	8,125,851

Ukraine 0.6%
[d] MHP SA, GDR, Reg S	Food Products	249,985	3,299,802

United Arab Emirates 0.7%
Aramex Co.	Air Freight & Logistics	4,264,925	3,831,814

Vietnam 2.5%
DHG Pharmaceutical JSC	Pharmaceuticals	838,824	5,526,557
Imexpharm Pharmaceutical JSC	Pharmaceuticals	363,396	1,076,538
Vietnam Container Shipping JSC	Marine	1,258,804	4,236,288
Vietnam Dairy Products JSC	Food Products	353,900	2,365,204
			13,204,587

Total Common Stocks and Other Equity
Interests (Cost $382,434,313)			449,878,473

[g] Participatory Notes 1.4%
Saudi Arabia 1.4%
[c] Deutsche Bank AG/London, Saudi Dairy &
Foodstuff Co., 144A, 5/13/14	Food Products	40,309	1,026,440
[c] HSBC Bank PLC, Al Mouwasat Medical Services,
144A, 4/13/15	Health Care Providers & Services	279,525	6,707,974

24 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Small Cap Fund	Industry	Shares/Warrants	Value
Total Participatory Notes
(Cost $5,516,064)			$7,734,414

Preferred Stocks
(Cost $7,185,059) 1.1%
Chile 1.1%
Embotelladora Andina SA, pfd., A	Beverages	1,979,200	5,738,904

Total Investments before Short Term
Investments (Cost $395,135,436)			463,351,791

Short Term Investments 15.9%
Money Market Funds
(Cost $80,287,473) 14.9%
United States 14.9%
[a,h] Institutional Fiduciary Trust Money Market
Portfolio		80,287,473	80,287,473

[i] Investments from Cash Collateral Received
for Loaned Securities
(Cost $5,354,800) 1.0%
Money Market Funds 1.0%
United States 1.0%
[j] BNY Mellon Overnight Government Fund,
0.052%		5,354,800	5,354,800

Total Investments
(Cost $480,777,709) 101.7%			548,994,064
Other Assets, less Liabilities (1.7)%			(8,918,943)

Net Assets 100.0%			$540,075,121

See Abbreviations on page 41.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2014, the value of this security was $3,367,732, representing 0.62% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2014, the aggregate value of these securities was $16,484,740, representing 3.05% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the aggregate value of these securities was
$15,081,301, representing 2.79% of net assets.
eA portion or all of the security is on loan at March 31, 2014. See Note 1(d).
fSee Note 8 regarding holdings of 5% voting securities.
gSee Note 1(c) regarding Participatory Notes.
hSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
iSee Note 1(d) regarding securities on loan.
jThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Templeton
Emerging Markets
Small Cap Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$390,672,337
Cost - Non-controlled affiliated issuers (Note 8)	9,817,899
Cost - Sweep Money Fund (Note 3f)	80,287,473
Total cost of investments	$480,777,709
Value - Unaffiliated issuers	$464,045,572
Value - Non-controlled affiliated issuers (Note 8)	4,661,019
Value - Sweep Money Fund (Note 3f)	80,287,473
Total value of investments (includes securities loaned in the amount of $5,011,774)	548,994,064
Cash	11,787,609
Receivables:
Investment securities sold	148,528
Capital shares sold	1,609,969
Dividends	479,823
Other assets	316
Total assets	563,020,309
Liabilities:
Payables:
Investment securities purchased	15,188,734
Capital shares redeemed	845,206
Management fees	640,946
Distribution fees	212,891
Transfer agent fees	132,903
Payable upon return of securities loaned	5,354,800
Deferred tax	240,811
Accrued expenses and other liabilities	328,897
Total liabilities	22,945,188
Net assets, at value	$540,075,121
Net assets consist of:
Paid-in capital	$513,817,390
Distributions in excess of net investment income	(1,708,120)
Net unrealized appreciation (depreciation)	67,984,551
Accumulated net realized gain (loss)	(40,018,700)
Net assets, at value	$540,075,121

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014

Templeton
Emerging Markets
Small Cap Fund
Class A:
Net assets, at value	$235,046,487
Shares outstanding	20,197,657
Net asset value per share[a]	$11.64
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.35
Class C:
Net assets, at value	$62,916,792
Shares outstanding	5,569,604
Net asset value and maximum offering price per share[a]	$11.30
Class R:
Net assets, at value	$659,211
Shares outstanding	57,008
Net asset value and maximum offering price per share	$11.56
Advisor Class:
Net assets, at value	$241,452,631
Shares outstanding	20,539,901
Net asset value and maximum offering price per share	$11.76

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Templeton
Emerging Markets
Small Cap Fund
Investment income:
Dividends (net of foreign taxes of $873,744)	$10,897,733
Income from securities loaned	65,153
Total investment income	10,962,886
Expenses:
Management fees (Note 3a)	6,303,604
Administrative fees (Note 3b)	64,559
Distribution fees: (Note 3c)
Class A	678,536
Class C	623,991
Class R	3,342
Transfer agent fees: (Note 3e)
Class A	466,913
Class C	128,818
Class R	1,380
Advisor Class	310,342
Custodian fees (Note 4)	394,435
Reports to shareholders	78,597
Registration and filing fees	94,720
Professional fees	70,975
Trustees’ fees and expenses	20,758
Other	24,695
Total expenses	9,265,665
Expenses waived/paid by affiliates (Note 3f and 3g)	(50,899)
Net expenses	9,214,766
Net investment income	1,748,120
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(31,980,597)
Non-controlled affiliated issuers (Note 8)	(1,963,700)
Foreign currency transactions	(199,498)
Net realized gain (loss)	(34,143,795)
Net change in unrealized appreciation (depreciation) on:
Investments	33,516,213
Translation of other assets and liabilities denominated in foreign currencies	11,966
Change in deferred taxes on unrealized appreciation	(218,033)
Net change in unrealized appreciation (depreciation)	33,310,146
Net realized and unrealized gain (loss)	(833,649)
Net increase (decrease) in net assets resulting from operations	$914,471

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Emerging Markets
	Small Cap Fund
	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,748,120	$649,448
Net realized gain (loss) from investments and foreign currency transactions	(34,143,795)	(1,653,298)
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	33,310,146	42,152,692
Net increase (decrease) in net assets resulting from operations	914,471	41,148,842
Distributions to shareholders from:
Net investment income:
Class A	(1,616,024)	(684,703)
Class C	(36,394)	—
Class R	(2,544)	(1,078)
Advisor Class	(1,690,170)	(492,003)
Net realized gains:
Class A	—	(1,150,450)
Class C	—	(346,405)
Class R	—	(3,893)
Advisor Class	—	(449,399)
Total distributions to shareholders	(3,345,132)	(3,127,931)
Capital share transactions: (Note 2)
Class A	8,202,282	7,025,058
Class C	(790,765)	(933,493)
Class R	(70,423)	(19,593)
Advisor Class	137,651,276	27,279,187
Total capital share transactions	144,992,370	33,351,159
Net increase (decrease) in net assets	142,561,709	71,372,070
Net assets:
Beginning of year	397,513,412	326,141,342
End of year	$540,075,121	$397,513,412
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$(1,708,120)	$(134,015)

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Emerging Markets Small Cap Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of

32 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investment. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
		2014		2013
	Shares	Amount	Shares		Amount
Class A Shares:
Shares sold	7,810,952	$90,306,642	5,986,659		$66,134,977
Shares issued in reinvestment
of distributions	120,366	1,449,226	148,878		1,650,857
Shares redeemed	(7,255,385)	(83,553,586)	(5,695,375)		(60,760,776)
Net increase (decrease)	675,933	$8,202,282	440,162		$7,025,058
Class C Shares:
Shares sold	2,223,859	$24,880,385	1,659,429		$17,611,558
Shares issued in reinvestment
of distributions	2,812	32,922	28,631		308,069
Shares redeemed	(2,301,982)	(25,704,072)	(1,830,227)		(18,853,120)
Net increase (decrease)	(75,311)	$(790,765)	(142,167)		$(933,493)
Class R Shares:
Shares sold	11,803	$134,592	9,829		$108,030
Shares issued in reinvestment
of distributions	213	2,544	451		4,971
Shares redeemed	(18,155)	(207,559)	(12,889)		(132,594)
Net increase (decrease)	(6,139)	$(70,423)	(2,609)		$(19,593)
Advisor Class Shares:
Shares sold	16,445,330	$190,891,917	6,232,090		$68,498,914
Shares issued in reinvestment
of distributions	59,736	725,795	55,011		615,241
Shares redeemed	(4,626,252)	(53,966,436)	(3,911,468)		(41,834,968)
Net increase (decrease)	11,878,814	$137,651,276	2,375,633		$27,279,187

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$165,800
CDSC retained	$16,136

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2014, the Fund paid transfer agent fees of $907,453, of which $418,695 was retained by Investor Services.

Annual Report | 37

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.80% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2013. Effective August 1, 2013, the contractual fee waiver was eliminated. Prior to the combining of the investment management and administrative agreements, the Fund had a contractual fee agreement with FT Services, which was eliminated effective May 1, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2014, the Fund had long-term capital loss carryforwards of $39,958,997.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2014, the Fund deferred late-year ordinary losses of $94,952.

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$3,345,132	$1,177,784
Long term capital gain	—	1,950,147
	$3,345,132	$3,127,931
38 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

5. INCOME TAXES (continued)

At March 31, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$482,450,583

Unrealized appreciation	$106,276,176
Unrealized depreciation	(39,732,695)
Net unrealized appreciation (depreciation)	$66,543,481

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $180,066,730 and $88,718,719, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended March 31, 2014, were as shown below.

	Number of			Number of			Realized
	Shares Held			Shares Held	Value		Capital
	at Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)
Non-Controlled Affiliates
Impact Developer & Contractor SA	12,171,000	—	12,171,000	—	$—	$—	$(1,963,700)
Reysas Gayrimenkul Yatirim
Ortakligi AS	16,657,555	5,020,745	—	21,678,300	4,661,019	—	—
Total Affiliated Securities (Value is 0.86% of Net Assets)					$4,661,019	$—	$(1,963,700)

Annual Report | 39

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

40 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Small Cap Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Hong Kong	$13,819,740	$3,367,732	$—	$17,187,472
All Other Equity Investments[b]	438,429,905	—	—	438,429,905
Participatory Notes	—	7,734,414	—	7,734,414
Short Term Investments	80,287,473	5,354,800	—	85,642,273
Total Investments in Securities	$532,537,118	$16,456,946	$—	$548,994,064

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

Annual Report | 41

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

42 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Emerging Markets Small Cap Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 9.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,618,756 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax	Foreign	Foreign
	Paid	Source Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0130	$0.0459	$0.0184
Class C	$0.0130	$0.0000	$0.0000
Class R	$0.0130	$0.0186	$0.0076
Advisor Class	$0.0130	$0.0722	$0.0293

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 43

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Emerging Markets Small Cap Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limita-
tion calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to
Form 1116 for more information.

44 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1994	140	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	37	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(May 2014), Ares Capital Corporation
(specialty finance company)
(2010-present), United Natural Foods,
Inc. (distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
Principal Occupation During at Least the Past 5 Years:				distributors).
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	140	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	140	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	140	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

46 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 2001	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	44	El Oro Ltd. (investments)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2006	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 47

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

48 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 49

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated
and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting esti-
mates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

50 | Annual Report

Templeton Global Investment Trust

Shareholder Information

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds comprising Templeton Global Investment Trust, including Templeton Emerging Markets Small Cap Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

Annual Report | 51

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counter-party credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2013 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return in 2013 to be in the highest or best performing quintile of

52 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement (continued)

such universe and on an annualized basis to be in the second-highest performing quintile and highest performing quintiles of such universe for the previous three- and five-year periods, respectively. The Board observed that the performance universe was broad and not limited to funds investing in small cap stocks, but noted that the Fund’s total return compared favorably with that of other U.S. small cap funds included within such performance universe for 2013 and the annualized previous three- and five-year periods. The Board found the Fund’s performance as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee and actual total expenses to be the highest or next to highest within its Lipper expense group. The Board found the expenses of the Fund to be acceptable, noting its specialized nature and observed that its expenses had been subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered

Annual Report | 53

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Board Review of Investment Management Agreement (continued)

public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees provides a sharing of benefits with the Fund and its shareholders.

54 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Small Cap Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 55

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Annual Report and Shareholder Letter
TEMPLETON EMERGING MARKETS
SMALL CAP FUND

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 426 A 05/14

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

Templeton Frontier Markets Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Notes to Financial Statements	33

		Templeton Frontier Markets Fund	3	Report of Independent Registered
				Public Accounting Firm	46
		Performance Summary	11
				Tax Information	47
		Your Fund’s Expenses	17
				Board Members and Officers	49
		Financial Highlights and
		Statement of Investments	19	Shareholder Information	55

		Financial Statements	29

Annual Report

Templeton Frontier Markets Fund

Your Fund’s Goal and Main Investments: Templeton Frontier Markets Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

This annual report for Templeton Frontier Markets Fund covers the fiscal year ended March 31, 2014. At the market close on June 28, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Economic and Market Overview

The 12 months under review were characterized by growth in frontier and emerging markets and continued economic recovery in developed markets. Although growth in several frontier and emerging market economies showed

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 24.

Annual Report | 3

signs of moderation, overall they continued to grow faster than many of their developed market counterparts.

Qatar’s gross domestic product (GDP) grew an estimated 5.6% year-over-year in the fourth quarter of 2013, which was lower than 6.9% in the third quarter, because of a slowdown in the mining and quarrying sector, particularly in crude oil production.1 However, all other sectors of the economy expanded, led by trade, hotel and restaurants; finance, insurance, real estate and business services; and construction. Qatar’s GDP grew 6.5% in 2013, compared with 2012’s 6.2% rate, driven by strong overall growth in many areas of the economy, including vibrant construction activity, which offset the oil production slowdown.1 The long-term uptrend in global oil prices and the government’s large-scale infrastructure spending related to its preparation for the 2022 FIFA World Cup in Qatar could help support economic growth.

Saudi Arabia’s GDP grew 4.7% year-over-year in the fourth quarter of 2013, an improvement from the third quarter’s 4.0% growth rate, driven largely by increased government expenditure for infrastructure projects.2 Saudi Arabia’s GDP grew a modest 3.8% in 2013, which was lower than 2012’s 5.8% rate as oil and natural gas production growth moderated during the year.2 The country’s diversification into the non-oil sector supported growth given volatile global oil prices. In March 2014, Fitch Ratings upgraded the long-term foreign and local currency issuer default ratings of Saudi Arabia to AA from AA- with a stable outlook, reflecting the independent credit rating agency’s view of the kingdom’s strong sovereign and external balance sheets, sound banking system and solid economic growth.3 Government-led infrastructure and mining projects, rising consumer spending and higher investment growth have contributed to the kingdom’s economic strength.

Nigeria’s GDP grew an estimated 7.4% in 2013, which was higher than 2012’s 6.7% rate, driven by growth in non-oil industries, particularly wholesale and retail, agriculture and telecommunications.4 The inflation rate declined during the period under review, stemming largely from lower food prices, and remained well below the Central Bank of Nigeria’s (CBN’s) 10% target. However, the CBN held its benchmark interest rate unchanged at 12.0% as it renewed its commitment to control inflation and support the Nigerian naira. The CBN also decided to raise the cash reserve ratio on private sector deposits 300 basis points, or 3.0%, to 15.0%, as it sought to tighten monetary policy while minimizing the impact on credit access and economic growth.

Kenya’s GDP grew 4.4% year-over-year in the third quarter of 2013, compared with the second quarter’s 4.3% rate.5 The hotels and restaurants industry rebounded during the third quarter of 2013 after weakness in the prior quarter resulting from uncertainties surrounding the results of the

4 | Annual Report

March 2013 presidential election. The agriculture, manufacturing and financial sectors also contributed to economic growth during the quarter. In January 2014, Fitch affirmed Kenya’s long-term foreign and local currency issuer default rating at B+ and BB- with a stable outlook amid moderation of large current account deficits over the prior six months.3 In Fitch’s view, rising domestic consumption, increased government spending and a more stable political environment aiding infrastructure investments will drive faster growth in 2014.

Frontier market stocks outperformed developed and emerging market stocks as they generally remained less sensitive to the uncertainties surrounding monetary policies of major central banks. With the exception of brief periods of sell-offs resulting from concerns about the U.S. Federal Reserve Board’s (Fed’s) reduction of its asset-purchase program, the People’s Bank of China’s management of the country’s interbank market, a possible U.S. military intervention in Syria and the geopolitical crisis between Russia and Ukraine, frontier market stocks generally trended higher during the 12-month period.

For the 12 months ended March 31, 2014, frontier market stocks, as measured by the MSCI Frontier Markets Index, delivered a +25.49% total return, with all major regions posting gains.6, 7 In comparison, developed market stocks, as measured by the MSCI World Index, generated a +19.72% total return, and emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, had a total return of -1.07%.6, 7 Argentina was among the top performers, as faster economic growth and the government’s pre-election spending boosted the country’s stocks. Central and Eastern European stocks generally benefited from the eurozone’s emergence from recession, with Bulgaria, Slovenia, Romania and Lithuania outperforming many of their frontier market peers, particularly Ukraine, Estonia, Kazakhstan and Croatia, which declined in value. In the Middle East, the United Arab Emirates (UAE), and Qatar, scheduled for reclassification into the MSCI EM Index in May 2014, generated strong gains, and Kuwait, Oman and Lebanon also rose, while Bahrain posted a loss. In Africa, Kenya was the top performer, and Mauritius, Morocco and Tunisia also delivered gains, but Nigeria had a negative return. In Asia, Pakistan was among the top performers, as signs of improving local conditions, including a peaceful transition of leadership, supported the country’s stocks. Bangladesh and Vietnam also generated gains while Sri Lanka ended the period relatively flat.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years)

Top 10 Countries
Based on Equity Securities
3/31/14
% of Total
Net Assets
Qatar	10.4%
Saudi Arabia	8.3%
Nigeria	7.9%
UAE	5.6%
Romania	5.3%
Vietnam	5.3%
Kazakhstan	4.3%
Egypt	4.0%
Ukraine	3.9%
Colombia	3.9%

Annual Report | 5

earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

Templeton Frontier Markets Fund – Class A delivered a +9.60% cumulative total return for the 12 months ended March 31, 2014. For comparison, the MSCI Frontier Markets Index generated a +25.49% total return for the same period.6, 7 Also for comparison, the Standard & Poor’s® (S&P®) Frontier Broad Market Index (BMI), which tracks performance of relatively small and illiquid frontier market stocks, produced a +19.40% total return for the same period.6, 8 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included First Gulf Bank, one of the UAE’s leading banks; Bank of Georgia Holdings, Georgia’s largest bank; and Ooredoo (formerly Qatar Telecom), Qatar’s primary telecommunication services provider.

Middle Eastern countries with dollar-linked currencies and solid foreign exchange positions became safe-haven investment destinations, with the UAE and Qatar also benefiting from strong economic growth and investor positioning prior to their reclassification from the MSCI Frontier Markets Index to the MSCI EM Index. Further supporting the UAE were the potential for rising international trade flows through the Port of Dubai and Dubai’s winning bid to host the 2020 World Expo, which could further stimulate an already solid real estate market.

The UAE’s First Gulf Bank reported better-than-expected fourth-quarter and full-year 2013 earnings results, with its real estate operation generating triple-digit operating income and net profit growth for 2013. As one of the UAE’s fastest growing and largest banks, First Gulf Bank appeared to us well positioned to potentially benefit from the country’s consumer demand growth. Our assessment of the bank’s strong balance sheet, high-quality loan portfolio and positive earnings prospects led us to increase our holdings during the reporting period.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com or
call (800) 342-5236 for most
recent month-end performance.

6 | Annual Report

Top 10 Equity Holdings
3/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
Industries Qatar QSC	4.1%
Industrial Conglomerates, Qatar
Ooredoo QSC	3.9%
Diversified Telecommunication
Services, Qatar
OMV Petrom SA	3.6%
Oil, Gas & Consumable Fuels, Romania
First Gulf Bank PJSC	3.4%
Banks, UAE
MTN Group Ltd.	3.2%
Wireless Telecommunication Services,
South Africa
Dragon Oil PLC	3.2%
Oil, Gas & Consumable Fuels,
Turkmenistan
KazMunaiGas Exploration Production, GDR 2.9%
Oil, Gas & Consumable Fuels,
Kazakhstan
Deutsche Bank AG/London,	2.6%
Saudi Basic Industries Corp., 144A
Chemicals, Saudi Arabia
Zenith Bank PLC	2.4%
Banks, Nigeria
Commercial Bank of Qatar QSC	2.3%
Banks, Qatar

Bank of Georgia reported record earnings for the first nine months of 2013, despite an economic slowdown in Georgia. After the presidential election in October, however, Georgia’s economic growth accelerated, providing an environment that was conducive for the bank. In our view, Bank of Georgia remained well positioned to potentially benefit from the country’s growing economy and underserved banking sector, because of its broad range of services, extensive presence and growing market share.

As Qatar’s leading telecom operator and one of its largest listed companies in market capitalization terms, Ooredoo benefited from increased foreign and domestic investor interest, despite reporting weak corporate results in late 2013. Currency depreciation, start-up costs in Myanmar, investment in Kuwait and global brand roll-out costs pressured earnings. Strong performances in Iraq, Algeria and Qatar, however, supported revenue growth. In our analysis, Ooredoo’s well-established operations in Qatar, Kuwait and Oman; exposure to high growth markets, such as Iraq and Algeria; rising dividend yield; and valuations we considered to be attractive could support the company’s growth. Ooredoo has been expanding its operations, through acquisitions, in the less penetrated mobile markets of the Middle East and North Africa region and in Asia, where growth prospects are relatively higher.

In contrast, key detractors from the Fund’s absolute performance included Buenaventura (Compania de Minas Buenaventura), Peru’s largest precious metals mining company and major holder of mining rights; First Bank of Nigeria (FBN Holdings), one of Nigeria’s leading banks; and KazMunaiGas Exploration Production, one of Kazakhstan’s top oil and gas producers. Their share price declines led us to increase our positions in these companies at lower prices, as they remained attractive in our longer term view.

Energy and materials stocks generally corrected during the period as weaker commodity prices and concerns about slower demand in emerging markets, especially China, led many investors to avoid them, leading to indiscriminate selling. In our view at period-end, however, many energy and materials companies were undervalued and could potentially benefit from improving developments in the global economy.

The gold and silver price declines during the 12-month period negatively affected the shares of Buenaventura and other mining companies. Many investors were also concerned about rising production costs and lower output. As a low-cost producer and one of the 10 largest gold mining companies globally, Buenaventura, in our view, can weather the short-term pressure on commodity prices. Buenaventura’s extensive exploration portfolio, strong balance sheet, good profit margins and valuations we considered to be inexpensive added to the company’s attractiveness.

Annual Report | 7

Weak product prices and global economic growth concerns contributed to KazMunaiGas’s share price decline. The company’s operational and stock performance was also pressured by the lasting impact of the 2011 employee strikes at its UzenMunaiGas field. An increase in export duty for crude oil, which negatively affected costs, and a substantial environmental damage claim, which the company successfully appealed, also dampened investor sentiment. However, in our view, the company’s large dividend distribution, strong cash position and improving free cash flows could help improve investor confidence. Over the longer term, the company’s growth drivers also include the possibility of a substantial special dividend, an increase in exploration activities and new acquisitions.

After strong 2012 performance, the share prices of Nigerian banks, including First Bank of Nigeria, corrected as investors became concerned about the potential impact of credit curbs such as higher cash reserve requirements and restrictions on activity fees. An ongoing monetary tightening cycle, aimed at protecting Nigeria’s currency, further pressured many banks’ share prices. Furthermore, investors in Nigeria were shaken by news of a well-regarded central bank governor’s suspension. One of the country’s largest and oldest banks, First Bank of Nigeria has a strong brand and market presence, well-diversified portfolio in terms of sectors and mix of corporate and retail borrowers, and valuations we considered to be attractive, leading us to maintain a positive long-term view on the bank.

During the period, substantial portfolio inflows and our continued search for investment opportunities we considered to be attractive led us to increase the Fund’s holdings in most markets. We undertook some of the largest purchases in Nigeria, Peru, Qatar and Ukraine. Additionally, we initiated exposure to several countries, including Sierra Leone, and made key purchases in Colombia, Kuwait and Kazakhstan. As a result, we increased the Fund’s shares in metals and mining; banking; telecommunication services; oil, gas and consumable fuels; and food products companies. We added to our positions in Buenaventura, First Bank of Nigeria and KazMunaiGas, and we made key purchases of shares of Zain (Mobile Telecommunications), a leading wireless services provider with operations in the Middle East and North Africa, as well as a new position in Gran Tierra Energy, a major Colombian oil and gas exploration and production company.

Conversely, we conducted some sales as certain stocks reached their price targets and as we focused on companies we considered to be more attractively valued within our investment universe. As a result, we eliminated the Fund’s exposure to Algeria and reduced holdings in Cambodia, Kenya and Panama. Key sales included closing the Fund’s positions in CFAO, an importer and distributor operating in Africa, and Alhokair (Fawaz Abdulaziz Alhokair),

8 | Annual Report

one of Saudi Arabia’s largest fashion retailers, as well as reducing our investment in Copa Holdings, the holding company of Copa Airlines Colombia and Panama’s Copa Airlines.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

                    Portfolio Management Team Templeton Frontier Markets Fund

Annual Report | 9

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: All rights reserved. © 2014 Ministry of Development Planning and Statistics, Qatar.
2. Source: Central Department of Statistics and Information, Saudi Arabia.
3. This does not indicate Fitch’s rating of the Fund.
4. Source: © 2014 Nigeria National Bureau of Statistics. All rights reserved.
5. Source: Kenya National Bureau of Statistics.
6. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
7. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
8. S&P Frontier BMI: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Emerging &
Frontier Market Complete index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL
EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential dam-
ages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Emerging & Frontier Market Complete index data.

10 | Annual Report

Performance Summary as of 3/31/14

Templeton Frontier Markets Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						2.11%	2.12%
1-Year	+	9.60%	+	3.32%	$10,332
5-Year	+	111.01%	+	14.74%	$19,891
Since Inception (10/14/08)	+	97.71%	+	12.07%	$18,635
C						2.81%	2.82%
1-Year	+	8.78%	+	7.78%	$10,778
5-Year	+	103.48%	+	15.27%	$20,348
Since Inception (10/14/08)	+	90.05%	+	12.48%	$19,005
R						2.31%	2.32%
1-Year	+	9.30%	+	9.30%	$10,930
5-Year	+	108.31%	+	15.81%	$20,831
Since Inception (10/14/08)	+	95.40%	+	13.05%	$19,540
R6[6]						1.67%	1.68%
Since Inception (5/1/13)	+	9.41%	+	9.41%	$10,941
Advisor						1.81%	1.82%
1-Year	+	9.90%	+	9.90%	$10,990
5-Year	+	113.86%	+	16.42%	$21,386
Since Inception (10/14/08)	+	100.82%	+	13.62%	$20,082

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guaran-
tee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

Annual Report | 15

Performance Summary (continued)

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.

7. Source: © 2014 Morningstar. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. Due to data availability, performance for the S&P Frontier BMI is shown starting 11/3/08 using the Fund’s value on that date.

8. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

9. S&P Frontier BMI: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Emerging & Frontier Market Complete index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Emerging & Frontier Market Complete index data.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$1,070.10	$10.37
Hypothetical (5% return before expenses)	$1,000	$1,014.91	$10.10
C
Actual	$1,000	$1,066.10	$14.32
Hypothetical (5% return before expenses)	$1,000	$1,011.07	$13.94
R
Actual	$1,000	$1,068.90	$11.76
Hypothetical (5% return before expenses)	$1,000	$1,013.56	$11.45
R6
Actual	$1,000	$1,072.10	$8.37
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.15
Advisor
Actual	$1,000	$1,071.90	$9.19
Hypothetical (5% return before expenses)	$1,000	$1,016.06	$8.95

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.01%; C: 2.78%; R: 2.28%; R6: 1.62%; and Advisor: 1.78%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

18 | Annual Report

Templeton Global Investment Trust

Financial Highlights

Templeton Frontier Markets Fund
		Year Ended March 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.94	$14.79	$15.85	$15.20	$9.38
Income from investment operations[a]:
Net investment income[b]	0.42	0.27	0.30	0.14	0.09
Net realized and unrealized gains (losses)	1.21	2.07	(0.96)	0.59	5.94
Total from investment operations	1.63	2.34	(0.66)	0.73	6.03
Less distributions from:
Net investment income	(0.32)	(0.19)	(0.21)	(0.05)	(0.11)
Net realized gains	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	(0.47)	(0.19)	(0.40)	(0.08)	(0.21)
Net asset value, end of year	$18.10	$16.94	$14.79	$15.85	$15.20

Total return[c]	9.60%	16.06%	(3.90)%	4.79%	64.72%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reductions	1.99%	2.10%	2.20%	2.21%	3.03%
Expenses net of waiver and payments by affiliates and expense
reductions	1.99%[d]	2.10%	2.15%	2.16%	2.08%[e]
Net investment income	2.28%	1.55%	2.17%	0.82%	0.67%

Supplemental data
Net assets, end of year (000’s)	$248,218	$197,288	$113,854	$122,631	$35,650
Portfolio turnover rate	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payment by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Frontier Markets Fund
		Year Ended March 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.71	$14.60	$15.65	$15.06	$9.35
Income from investment operations[a]:
Net investment income (loss)[b]	0.26	0.16	0.20	0.04	(0.02)
Net realized and unrealized gains (losses)	1.21	2.04	(0.95)	0.58	5.91
Total from investment operations	1.47	2.20	(0.75)	0.62	5.89
Less distributions from:
Net investment income	(0.21)	(0.09)	(0.11)	—	(0.08)
Net realized gains	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	(0.36)	(0.09)	(0.30)	(0.03)	(0.18)
Net asset value, end of year	$17.82	$16.71	$14.60	$15.65	$15.06

Total return[c]	8.78%	15.25%	(4.59)%	4.11%	63.41%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reductions	2.74%	2.80%	2.90%	2.90%	3.80%
Expenses net of waiver and payments by affiliates and expense
reductions	2.74%[d]	2.80%	2.85%	2.85%	2.85%[e]
Net investment income (loss)	1.53%	0.85%	1.47%	0.13%	(0.10)%

Supplemental data
Net assets, end of year (000’s)	$60,182	$44,086	$25,691	$23,496	$6,842
Portfolio turnover rate	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payment by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Frontier Markets Fund
		Year Ended March 31,
Class R	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.88	$14.74	$15.86	$15.19	$9.38
Income from investment operations[a]:
Net investment income[b]	0.35	0.23	0.22	0.14	0.03
Net realized and unrealized gains (losses)	1.23	2.07	(0.93)	0.57	5.95
Total from investment operations	1.58	2.30	(0.71)	0.71	5.98
Less distributions from:
Net investment income	(0.28)	(0.16)	(0.22)	(0.01)	(0.07)
Net realized gains	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	(0.43)	(0.16)	(0.41)	(0.04)	(0.17)
Net asset value, end of year	$18.03	$16.88	$14.74	$15.86	$15.19

Total return	9.30%	15.91%	(4.17)%	4.67%	63.95%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reductions	2.24%	2.30%	2.40%	2.40%	3.30%
Expenses net of waiver and payments by affiliates and expense
reductions	2.24%[c]	2.30%	2.35%	2.35%	2.35%[d]
Net investment income	2.03%	1.35%	1.97%	0.63%	0.40%

Supplemental data
Net assets, end of year (000’s)	$388	$307	$198	$54	$50
Portfolio turnover rate	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payment by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Frontier Markets Fund
Period Ended
March 31,
2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.11
Income from investment operations[b]:
Net investment income[c]	0.36
Net realized and unrealized gains (losses)	1.24
Total from investment operations	1.60
Less distributions from:
Net investment income	(0.38)
Net realized gains	(0.15)
Total distributions	(0.53)
Net asset value, end of period	$18.18

Total return[d]	9.41%

Ratios to average net assets[e]
Expenses [f]	1.61%
Net investment income	2.66%

Supplemental data
Net assets, end of period (000’s)	$161,459
Portfolio turnover rate	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payment by affiliates rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Frontier Markets Fund
		Year Ended March 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.01	$14.84	$15.91	$15.23	$9.40
Income from investment operations[a]:
Net investment income[b]	0.45	0.28	0.37	0.16	0.13
Net realized and unrealized gains (losses)	1.23	2.12	(0.99)	0.63	5.93
Total from investment operations	1.68	2.40	(0.62)	0.79	6.06
Less distributions from:
Net investment income	(0.36)	(0.23)	(0.26)	(0.08)	(0.13)
Net realized gains	(0.15)	—	(0.19)	(0.03)	(0.10)
Total distributions	(0.51)	(0.23)	(0.45)	(0.11)	(0.23)
Net asset value, end of year	$18.18	$17.01	$14.84	$15.91	$15.23

Total return	9.90%	16.44%	(3.61)%	5.08%	65.00%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reductions	1.74%	1.80%	1.90%	1.90%	2.80%
Expenses net of waiver and payments by affiliates and expense
reductions	1.74%[c]	1.80%	1.85%	1.85%	1.85%[d]
Net investment income	2.53%	1.85%	2.47%	1.13%	0.90%

Supplemental data
Net assets, end of year (000’s)	$1,037,057	$846,037	$225,171	$102,992	$10,458
Portfolio turnover rate	12.65%	5.86%	23.70%	14.30%	7.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payment by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

Statement of Investments, March 31, 2014

Templeton Frontier Markets Fund	Industry	Shares	Value
Common Stocks 88.0%
Argentina 2.3%
[a] Adecoagro SA	Food Products	1,017,645	$8,303,983
Ternium SA, ADR	Metals & Mining	874,900	25,879,542
			34,183,525

Botswana 0.7%
Letshego Holdings Ltd.	Consumer Finance	43,993,059	11,234,068

Cambodia 0.6%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	8,457,611	8,810,409

Chile 0.3%
CFR Pharmaceuticals SA	Pharmaceuticals	25,500,750	5,120,147

Colombia 3.9%
Bancolombia SA, ADR	Banks	238,174	13,452,067
[a] Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	2,094,764	15,668,835
Pacific Rubiales Energy Corp.	Oil, Gas & Consumable Fuels	1,616,277	29,111,702
			58,232,604

Egypt 4.0%
Alexandria Mineral Oils Co.	Chemicals	837,651	8,232,903
Commercial International Bank Egypt SAE	Banks	1,009,740	5,253,439
Eastern Tobacco	Tobacco	352,546	8,601,830
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	1,158,850	8,159,826
[a,b] Global Telecom Holding, GDR, Reg S	Wireless Telecommunication
	Services	3,882,976	12,790,523
[a] Maridive & Oil Services SAE	Energy Equipment & Services	3,379,213	3,514,382
Telecom Egypt	Diversified Telecommunication
	Services	5,943,294	14,577,915
			61,130,818

Georgia 2.3%
Bank of Georgia Holdings PLC	Banks	821,326	34,129,143

Jordan 0.3%
Arab Potash Co. PLC	Chemicals	47,364	1,793,163
Jordan Phosphate Mines	Metals & Mining	244,396	2,177,701
			3,970,864

Kazakhstan 4.3%
KazMunaiGas Exploration Production, GDR	Oil, Gas & Consumable Fuels	3,056,483	42,958,869
[c] KCell JSC, GDR, 144A	Wireless Telecommunication
	Services	847,845	11,636,673
[b] KCell JSC, GDR, Reg S	Wireless Telecommunication
	Services	505,417	6,936,848
Nostrum Oil & Gas LP, GDR	Oil, Gas & Consumable Fuels	284,450	2,958,280
			64,490,670

24 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Frontier Markets Fund	Industry	Shares	Value
Common Stocks (continued)
Kenya 3.3%
British American Tobacco Kenya Ltd. Corp.	Tobacco	1,201,200	$8,550,208
East African Breweries Ltd.	Beverages	3,848,700	11,982,642
Equity Bank Ltd.	Banks	40,684,700	14,950,686
Kenya Commercial Bank Ltd.	Banks	240,400	127,991
Safaricom Ltd.	Wireless Telecommunication
	Services	100,707,400	14,453,377
			50,064,904

Kuwait 1.9%
Mobile Telecommunications Co.	Wireless Telecommunication
	Services	12,319,618	29,309,509

Lebanon 0.5%
[b] BLOM Bank SAL, GDR, Reg S	Banks	754,950	6,975,738

Lesotho 0.2%
[a] Gem Diamonds Ltd.	Metals & Mining	876,626	2,521,030

Luxembourg 0.9%
Tenaris SA, ADR	Energy Equipment & Services	313,600	13,876,800

Malawi 0.1%
[b] Press Corp. Ltd., GDR, Reg S	Industrial Conglomerates	73,070	1,081,337

Mauritius 1.5%
[d] Mauritius Commercial Bank	Banks	2,659,949	18,999,636
New Mauritius Hotels Ltd.	Hotels, Restaurants & Leisure	1,382,510	3,835,202
			22,834,838

Mongolia 0.2%
[a] Mongolian Mining Corp.	Metals & Mining	30,766,500	2,974,927

Nigeria 7.9%
Ecobank Transnational Inc.	Banks	130,355,663	10,275,233
FBN Holdings PLC	Banks	354,797,436	27,278,881
Guinness Nigeria PLC	Beverages	4,783,184	5,651,142
Nigerian Breweries PLC	Beverages	6,717,810	6,307,944
UAC of Nigeria PLC	Industrial Conglomerates	30,899,493	10,111,370
United Bank for Africa PLC	Banks	571,724,037	24,594,007
Zenith Bank PLC	Banks	294,120,412	35,640,159
			119,858,736

Oman 1.9%
Bank Muscat SAOG	Banks	17,703,063	29,062,500

Pakistan 1.2%
Fauji Fertilizer Co. Ltd.	Chemicals	14,391,903	16,229,323
Indus Motor Co. Ltd.	Automobiles	543,354	2,157,386
			18,386,709

Annual Report | 25

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

		Templeton Frontier Markets Fund	Industry	Shares	Value
		Common Stocks (continued)
		Panama 3.1%
		Cable & Wireless Communications PLC	Diversified Telecommunication
			Services	34,438,285	$30,214,003
		Copa Holdings SA	Airlines	109,720	15,930,247
					46,144,250

		Peru 3.2%
		Compania de Minas Buenaventura SA, ADR	Metals & Mining	2,139,750	26,896,657
		Credicorp Ltd.	Banks	97,300	13,419,616
		[b] Intercorp Financial Services Inc., Reg S	Banks	233,390	7,351,785
					47,668,058

		Qatar 10.4%
		Commercial Bank of Qatar QSC	Banks	1,988,732	34,954,713
		Industries Qatar QSC	Industrial Conglomerates	1,212,509	62,069,805
		Ooredoo QSC	Diversified Telecommunication
			Services	1,569,733	59,362,096
					156,386,614

		Romania 5.3%
		[a] Banca Transilvania	Banks	35,126,300	18,715,654
		OMV Petrom SA	Oil, Gas & Consumable Fuels	415,560,797	54,808,251
		SC Bursa de Valori Bucuresti SA	Diversified Financial Services	213,392	1,896,276
		[c] Societatea Nationala de Gaze Naturale ROMGAZ SA,
		144A	Oil, Gas & Consumable Fuels	499,800	5,094,408
					80,514,589

		Senegal 0.9%
		Sonatel	Diversified Telecommunication
			Services	272,964	13,073,863

		Sierra Leone 1.3%
		[a] African Minerals Ltd.	Metals & Mining	7,733,116	20,111,931

		South Africa 3.2%
		MTN Group Ltd.	Wireless Telecommunication
			Services	2,371,642	48,544,487

		South Korea 1.6%
		Youngone Corp.	Textiles, Apparel & Luxury
			Goods	655,610	24,349,118

		Turkmenistan 3.2%
		Dragon Oil PLC	Oil, Gas & Consumable Fuels	5,060,400	47,644,824

		Ukraine 3.9%
		Ferrexpo PLC	Metals & Mining	9,523,330	24,561,438
		[a] Kernel Holding SA	Food Products	785,116	7,596,724
		[b] MHP SA, GDR, Reg S	Food Products	2,065,158	27,260,086
					59,418,248

26	|	Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Frontier Markets Fund	Industry	Shares	Value
Common Stocks (continued)
United Arab Emirates 5.6%
Agthia Group PJSC	Food Products	7,852,785	$10,155,385
Aramex Co.	Air Freight & Logistics	17,297,910	15,541,275
First Gulf Bank PJSC	Banks	11,425,154	50,702,426
National Bank of Abu Dhabi	Banks	2,017,962	7,471,898
			83,870,984

Vietnam 5.3%
Binh Minh Plastics JSC	Building Products	438,412	1,641,642
DHG Pharmaceutical JSC	Pharmaceuticals	884,670	5,828,611
FPT Corp.	Electronic Equipment,
	Instruments& Components	639,945	2,123,292
Hoa Phat Group JSC	Metals & Mining	2,949,093	7,408,552
Imexpharm Pharmaceutical JSC	Pharmaceuticals	706,522	2,093,026
PetroVietnam Drilling and Well Services JSC	Energy Equipment & Services	5,856,875	23,041,622
Petrovietnam Fertilizer and Chemical JSC	Chemicals	6,825,860	13,944,523
PetroVietnam Technical Services Corp.	Energy Equipment & Services	15,947,824	22,148,181
Vietnam Dairy Products JSC	Food Products	267,700	1,789,108
			80,018,557

Zambia 0.6%
First Quantum Minerals Ltd.	Metals & Mining	455,320	8,395,499

Zimbabwe 2.1%
Delta Corp. Ltd.	Beverages	17,278,369	19,871,852
[a] Econet Wireless Zimbabwe Ltd.	Wireless Telecommunication
	Services	19,287,620	11,981,470
			31,853,322

Total Common Stocks (Cost $1,166,122,669)			1,326,243,620

[e]Participatory Notes 8.3%
Saudi Arabia 8.3%
[c] Deutsche Bank AG/London,
Al Tayyar Travel Group, 144A, 3/20/17	Hotels, Restaurants & Leisure	355,845	10,816,678
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication
	Services	553,470	13,687,881
Saudi Basic Industries Corp., 144A, 9/27/16	Chemicals	1,272,354	39,863,371
Saudi Ceramic Co., 144A, 5/16/17	Building Products	211,000	7,679,683
Saudi Dairy & Foodstuff Co., 144A, 5/13/14	Food Products	125,946	3,207,126
[c] HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers
	& Services	320,851	7,699,705
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication
	Services	1,055,012	26,091,528
Samba Financial Group, 144A, 8/13/14	Banks	682,506	7,807,140
Saudi Basic Industries Corp., 144A, 8/04/14	Chemicals	247,289	7,747,666

Total Participatory Notes (Cost $93,196,456)			124,600,778

Annual Report | 27

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Frontier Markets Fund	Industry	Principal Amount		Value
Convertible Bonds (Cost $710,207) 0.0%†
Oman 0.0%†
Bank Muscat SAOG, sub. note, cvt., 4.50%, 3/20/17	Banks	2,629,152	OMR	$682,941

Total Investments before Short Term
Investments (Cost $1,260,029,332)				1,451,527,339

		Shares		Value
Short Term Investments
(Cost $28,951,020) 1.9%
Money Market Funds 1.9%
United States 1.9%
[a,f] Institutional Fiduciary Trust Money Market Portfolio		28,951,020		28,951,020

Total Investments (Cost $1,288,980,352)
98.2%				1,480,478,359
Other Assets, less Liabilities 1.8%				26,825,303

Net Assets 100.0%				$1,507,303,662

See Abbreviations on page 45.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the aggregate value of these securities was
$62,396,317, representing 4.14% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2014, the aggregate value of these securities was $141,331,859, representing 9.38% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2014, the value of this security was $18,999,636, representing 1.26%
of net assets.
eSee Note 1(c) regarding Participatory Notes.
fSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Templeton
Frontier Markets
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,260,029,332
Cost - Sweep Money Fund (Note 3f)	28,951,020
Total cost of investments	$1,288,980,352
Value - Unaffiliated issuers	$1,451,527,339
Value - Sweep Money Fund (Note 3f)	28,951,020
Total value of investments	1,480,478,359
Cash	1,274,201
Foreign currency, at value (cost $5,487,796)	5,489,128
Receivables:
Investment securities sold	15,942,077
Capital shares sold	1,470,171
Dividends	11,371,334
Other assets	978
Total assets	1,516,026,248
Liabilities:
Payables:
Investment securities purchased	2,454,914
Capital shares redeemed	1,973,825
Management fees	1,930,280
Distribution fees	185,806
Transfer agent fees	242,159
Custodian fees	1,239,015
Deferred tax	637,475
Accrued expenses and other liabilities	59,112
Total liabilities	8,722,586
Net assets, at value	$1,507,303,662
Net assets consist of:
Paid-in capital	$1,316,501,083
Undistributed net investment income	10,159,553
Net unrealized appreciation (depreciation)	190,908,120
Accumulated net realized gain (loss)	(10,265,094)
Net assets, at value	$1,507,303,662

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014

Templeton
Frontier Markets
Fund
Class A:
Net assets, at value	$248,218,256
Shares outstanding	13,712,858
Net asset value per share[a]	$18.10
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.20
Class C:
Net assets, at value	$60,181,738
Shares outstanding	3,376,703
Net asset value and maximum offering price per share[a]	$17.82
Class R:
Net assets, at value	$388,059
Shares outstanding	21,523
Net asset value and maximum offering price per share	$18.03
Class R6:
Net assets, at value	$161,458,778
Shares outstanding	8,880,143
Net asset value and maximum offering price per share	$18.18
Advisor Class:
Net assets, at value	$1,037,056,831
Shares outstanding	57,057,929
Net asset value and maximum offering price per share	$18.18

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Templeton
Frontier Markets
Fund
Investment income:
Dividends (net of foreign taxes of $4,459,761)	$58,694,922
Expenses:
Management fees (Note 3a)	19,558,921
Administrative fees (Note 3b)	183,309
Distribution fees: (Note 3c)
Class A	571,783
Class C	554,498
Class R	1,829
Transfer agent fees: (Note 3e)
Class A	300,690
Class C	72,834
Class R	480
Class R6	394
Advisor Class	1,250,373
Special servicing agreement fees (Note 8)	12,910
Custodian fees (Note 4)	1,881,579
Reports to shareholders	105,311
Registration and filing fees	233,606
Professional fees	103,792
Trustees’ fees and expenses	63,066
Other	33,268
Total expenses	24,928,643
Expenses waived/paid by affiliates (Note 3f)	(52,930)
Net expenses	24,875,713
Net investment income	33,819,209
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	16,466,039
Foreign currency transactions	(586,434)
Net realized gain (loss)	15,879,605
Net change in unrealized appreciation (depreciation) on:
Investments	82,141,782
Translation of other assets and liabilities denominated in foreign currencies	43,386
Change in deferred taxes on unrealized appreciation	(324,917)
Net change in unrealized appreciation (depreciation)	81,860,251
Net realized and unrealized gain (loss)	97,739,856
Net increase (decrease) in net assets resulting from operations	$131,559,065

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton Global Investment Trust

Financial Statements (continued)

Statements of Changes in Net Assets

Templeton	Templeton Frontier Markets Fund
	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$33,819,209	$11,049,936
Net realized gain (loss) from investments and foreign currency transactions	15,879,605	(8,073,705)
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	81,860,251	111,475,300
Net increase (decrease) in net assets resulting from operations	131,559,065	114,451,531
Distributions to shareholders from:
Net investment income:
Class A	(4,122,497)	(1,559,186)
Class C	(701,621)	(163,785)
Class R	(6,080)	(2,364)
Class R6	(3,236,138)	—
Advisor Class	(20,410,605)	(8,014,392)
Net realized gains:
Class A	(1,897,816)	—
Class C	(484,000)	—
Class R	(3,146)	—
Class R6	(1,255,968)	—
Advisor Class	(8,240,863)	—
Total distributions to shareholders	(40,358,734)	(9,739,727)
Capital share transactions: (Note 2)
Class A	36,316,012	64,824,380
Class C	12,564,229	14,270,943
Class R	56,125	74,750
Class R6	152,409,912	—
Advisor Class	127,038,253	538,923,586
Total capital share transactions	328,384,531	618,093,659
Net increase (decrease) in net assets	419,584,862	722,805,463
Net assets:
Beginning of year	1,087,718,800	364,913,337
End of year	$1,507,303,662	$1,087,718,800
Undistributed net investment income included in net assets:
End of year	$10,159,553	$2,993,633

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Frontier Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Participatory Notes (continued)

stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2014			2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	5,904,750	$102,531,133	6,746,446	$107,773,514
Shares issued in reinvestment of
distributions	303,551	5,333,457	89,546	1,392,433
Shares redeemed	(4,141,259)	(71,548,578)	(2,890,000)	(44,341,567)
Net increase (decrease)	2,067,042	$36,316,012	3,945,992	$64,824,380

Annual Report | 37

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

2. SHARES OF BENEFICIAL INTEREST (continued)
		Year Ended March 31,
	2014			2013
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	1,267,677	$21,531,641	1,316,493	$20,947,203
Shares issued in reinvestment of
distributions	61,869	1,072,780	9,262	142,354
Shares redeemed	(591,028)	(10,040,192)	(447,780)	(6,818,614)
Net increase (decrease)	738,518	$12,564,229	877,975	$14,270,943
Class R Shares:
Shares sold	4,491	$76,653	4,800	$75,218
Shares issued in reinvestment of
distributions	527	9,226	152	2,364
Shares redeemed	(1,682)	(29,754)	(190)	(2,832)
Net increase (decrease)	3,336	$56,125	4,762	$74,750
Class R6 Shares[a]:
Shares sold[b]	9,623,007	$165,495,732
Shares issued in reinvestment of
distributions	254,799	4,492,106
Shares redeemed	(997,663)	(17,577,926)
Net increase (decrease)	8,880,143	$152,409,912
Advisor Class Shares:
Shares sold	28,002,305	$487,218,882	36,662,523	$571,711,740
Shares issued in reinvestment of
distributions	1,091,378	19,240,962	385,574	6,014,960
Shares redeemed[b]	(21,782,987)	(379,421,591)	(2,475,744)	(38,803,114)
Net increase (decrease)	7,310,696	$127,038,253	$34,572,353	$538,923,586

[a]For the period May 1, 2013 (effective date) to March 31, 2014.
[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal under writer
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

38 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

Annual Report | 39

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$88,927
CDSC retained	$36,467

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2014, the Fund paid transfer agent fees of $1,624,771, of which $625,062 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

40 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.80%, and Class R6 does not exceed 1.66% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014. There were no expenses waived during the year ended March 31, 2014. Prior to the combining of the investment management and administrative agreements, the Fund had a contractual fee agreement with FT Services, which was eliminated effective May 1, 2013.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2014. There were no Class R6 transfer agent fees waived during the year ended March 31, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carry-forwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended March 31, 2014, the Fund utilized $12,270,633 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2014, the Fund deferred post-October capital losses of $10,096,471.

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$39,452,786	$9,739,727
Long term capital gain	905,948	—
	$40,358,734	$9,739,727

Annual Report | 41

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

5. INCOME TAXES (continued)

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,292,517,022

Unrealized appreciation	$283,127,211
Unrealized depreciation	(95,165,874)
Net unrealized appreciation (depreciation)	$187,961,337
Distributable earnings - undistributed ordinary income	$13,527,586

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $477,249,828 and $165,007,301, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TAML. For the year ended March 31, 2014, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of

42 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

8. SPECIAL SERVICING AGREEMENT (continued)

Operations. At March 31, 2014, 9.24% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report | 43

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

10. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Malawi	$—	$1,081,337	$—	$1,081,337
Mauritius	3,835,202	18,999,636	—	22,834,838
All Other Equity Investments[b]	1,302,327,445	—	—	1,302,327,445
Participatory Notes	—	124,600,778	—	124,600,778
Convertible Bonds	—	682,941	—	682,941
Short Term Investments	28,951,020	—	—	28,951,020
Total Investments in Securities	$1,335,113,667	$145,364,692	$—	$1,480,478,359

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

44 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Frontier Markets Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Currency	Selected Portfolio
OMR - Omani Rial	ADR	- American Depositary Receipt
	GDR	- Global Depositary Receipt

Annual Report | 45

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Frontier Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Frontier Markets Fund (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

46 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Frontier Markets Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $10,964,352 as a short term capital gain dividend for the fiscal year ended March 31, 2014.

Under Section 852(b)(3)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $905,948 as a long term capital gain dividend for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $13,453,488 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax	Foreign	Foreign
	Paid	Source Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0122	$0.1388	$0.0384
Class C	$0.0122	$0.0832	$0.0231
Class R	$0.0122	$0.1163	$0.0323
Class R6	$0.0122	$0.1670	$0.0465
Advisor Class	$0.0122	$0.1670	$0.0465

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 47

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Frontier Markets Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

48 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1994	140	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	37	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(May 2014), Ares Capital Corporation
(specialty finance company)
(2010-present), United Natural Foods,
Inc. (distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
Principal Occupation During at Least the Past 5 Years:				distributors).
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Annual Report | 49

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	140	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	140	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	140	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

50 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 2001	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	44	El Oro Ltd. (investments)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2006	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 51

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

52 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 53

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated
and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting esti-
mates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

54 | Annual Report

Templeton Global Investment Trust

Shareholder Information

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds comprising Templeton Global Investment Trust, including Templeton Frontier Markets Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

Annual Report | 55

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2013 and previous years of operations. The Lipper report for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2013 to be in the highest or best performing quintile of such universe, and on an

56 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement (continued)

annualized basis to be in the highest performing quintile of such universe for the previous three-year period and the second-highest performing quintile for the previous five-year period. The performance universe was broad and not limited to funds investing in “Frontier Markets,” and the Board also considered the Fund’s comparative performance within a supplementary universe consisting of all “Frontier Markets” funds that had been included in the Lipper report at management’s request. The Board noted that the Fund’s total return was in the lowest performing quintile of such supplemental universe during 2013, yet the highest performing quintile of such supplemental universe during each of the previous annualized three- and five-year periods. The Board found the Fund’s comparative performance as shown in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate and actual total expense ratio to be the highest within its Lipper expense group. The Board found the expenses of this Fund to be acceptable in view of its specialized nature, and noted that it had been closed to new investors since June 28, 2013.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to

Annual Report | 57

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Board Review of Investment Management Agreement (continued)

organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees provides a sharing of benefits with the Fund and its shareholders.

58 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Frontier Markets Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

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Annual Report and Shareholder Letter
TEMPLETON FRONTIER MARKETS FUND

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 096 A 05/14

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

HYBRID

Templeton Emerging Markets Balanced Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	20	Registered Public
		Templeton Emerging Markets
						Accounting Firm	54
		Balanced Fund	4	Financial Statements	34
						Tax Information	55
		Performance Summary	13	Notes to
				Financial Statements	38	Board Members and Officers	57
		Your Fund’s Expenses	18
						Shareholder Information	63

Annual Report

Templeton Emerging Markets Balanced Fund

Your Fund’s Goal and Main Investments: The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

This annual report for Templeton Emerging Markets Balanced Fund covers the fiscal year ended March 31, 2014.

Economic and Market Overview

The 12 months under review were characterized by growth in emerging markets and a continued economic recovery in developed markets. Although several emerging market countries faced headwinds such as soft domestic

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 24.

4 | Annual Report

demand, weak exports and political unrest, emerging market economies overall continued to grow faster than developed market economies. China’s economic growth moderated, resulting largely from slower growth in industrial production, fixed asset investment and exports. However, retail sales continued to grow as household income increased rapidly. Domestic demand continued to account for a greater portion of gross domestic product, indicating that policymakers’ efforts to make China’s economy more consumer driven and less reliant on exports and debt-fueled investments gained traction. Although such economic restructuring resulted in near-term challenges, we think it could potentially lead to more sustainable, robust growth in the long term. Other economies that showed signs of moderation included those of Russia, India and Indonesia, while several economies, including those of Brazil, South Korea and Turkey, showed signs of improvement.

Central bank actions varied across emerging markets. Several central banks, including those of South Korea, Mexico and Thailand, lowered benchmark interest rates in an effort to boost economic growth. However, other central banks, including those of Brazil, India, Turkey and Russia, raised interest rates in an effort to control inflation and support their currencies. Despite high inflation in several emerging market countries, inflation levels in many other countries were relatively low, potentially giving their central banks room to support economic growth.

Emerging market equities underperformed their developed market counterparts during the period, as many investors seemed to focus more on headline news and the fiscal and monetary policies in major economies and less on the fundamental strength of many emerging market economies and equities. Emerging markets recovered from a sharp sell-off in May and June 2013, resulting from fears about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset-purchase program. Concerns about potential U.S. military intervention in Syria also weighed on markets, but investor confidence rose as tension was defused and as the Fed delayed tapering its asset-purchase program. Emerging markets experienced heightened volatility later in the period as investors grew concerned about the Fed’s reduction of its monthly asset purchases beginning in January 2014, China’s moderating economic growth, the sharp devaluation of several emerging market currencies, and political unrest in Thailand, Turkey and Ukraine. Further pressuring emerging market stocks was the People’s Bank of China’s (PBOC’s) liquidity tightening to curb lending by banks and non-bank institutions, although the PBOC provided temporary liquidity at times. However, expectations for an economic stimulus package from China, optimism about the outcome of the upcoming elections in Indonesia, India and Turkey, and de-escalation of the geopolitical tension between Russia and Ukraine helped stock prices recover near period-end.

Annual Report | 5

What is a currency forward
contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

What is a futures contract?
A futures contract is an agreement
between the Fund and a counterparty
made through a U.S. or foreign futures
exchange to buy or sell an asset for a
specific price on a future date.

For the 12 months ended March 31, 2014, the MSCI Emerging Markets (EM) Index, which measures stock performance in emerging markets, had a -1.07% total return in U.S. dollar terms, as weaker emerging market currencies hindered returns.1, 2 The J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, which measures performance of U.S. dollar-denominated emerging markets bonds, had a -1.05% total return for the same period.1, 3 Among emerging market stocks, Asia generated gains, driven by solid performances in Taiwan, Malaysia, India and South Korea. In Europe, Russia posted a large decline as its annexation of Crimea caused tension with Ukraine, Europe and the U.S. Elsewhere in Europe, Turkey also posted a large loss while Greece, Poland and the Czech Republic delivered strong gains. Latin American stocks were among the worst performers, partly because of generally weak commodity prices and local currencies. Among emerging market sovereign bond markets, Middle East and Africa generated gains. Latin America was the worst performer, with Asia and Europe ending the period relatively flat.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy.

Performance Overview

Templeton Emerging Markets Balanced Fund – Class A had a cumulative total return of -8.27% for the 12 months ended March 31, 2014. For comparison, an equally weighted combination of the MSCI EM Index1, 2 and the JPM EMBI Global1, 3 had a -0.90% total return for the same period.1, 4 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

6 | Annual Report

fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Manager’s Discussion

We continued to allocate in favor of equities during the fiscal year as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we remain encouraged by the growth prospects and low indebtedness of many emerging market countries.

Equity

During the 12 months under review, key contributors to the Fund’s absolute performance included United Bank, one of Pakistan’s largest banks in terms of assets and deposits; Brilliance China Automotive Holdings, one of China’s major automobile manufacturers; and Infosys, one of India’s leading information technology (IT) consulting companies.

United Bank benefited from a high net interest margin because of its high proportion of low-cost deposits and from positive investor sentiment in Pakistan following the election of opposition leader Nawaz Sharif as prime minister. The new government is more open to efforts by United Bank and other banks to expand overseas or acquire domestic banks to consolidate the industry. In our view, higher lending rates, investment yields and loan growth, combined with low credit cost, could boost United Bank’s earnings growth. A strong banking franchise, valuations we considered to be attractive, an improving domestic business and a large international presence, especially in the Middle East, could support the bank’s long-term performance.

Brilliance China Automotive, which has a joint venture with German luxury car maker BMW for the production and sale of BMW 3-series and 5-series cars and X1 compact sport utility vehicles in China, generated strong sales volume and earnings. The company remained a beneficiary of China’s luxury automobile market growth, driven by China’s expanding middle class. We believe that Brilliance China’s capacity expansion, strong brand recognition, product pipeline and business execution could allow the automaker to continue enjoying higher demand for its products and increasing its market share.

Infosys has an extensive global exposure and a comprehensive range of services that, in our view, position it well to potentially benefit from the global IT outsourcing industry’s continued growth. The return of its founder and former chairman as executive chairman boosted investor confidence in Infosys. Additionally, the company benefited from the rupee’s weakness against major

Annual Report | 7

Top Five Equity Holdings
3/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
United Bank Ltd.	5.3%
Banks, Pakistan
Brilliance China Automotive Holdings Ltd. 4.2%
Automobiles, China
Infosys Ltd., ADR	4.0%
IT Services, India
Remgro Ltd.	3.1%
Diversified Financial Services,
South Africa
Unilever PLC	3.1%
Food Products, U.K.

currencies such as the U.S. dollar and the euro, as its costs are mainly in rupees, while its revenues are primarily based in foreign currencies. The Indian equity market’s overall strength further supported the company’s share price.

In contrast, key detractors from the Fund’s absolute performance included Bank Danamon Indonesia, one of the country’s largest banks; Yitai Coal (Inner Mongolia Yitai Coal), one of China’s biggest coal producers; and South Africa-based Impala Platinum Holdings, a leading global platinum producer.

Bank Danamon Indonesia, in our view, could potentially benefit from the country’s economic growth and the rising middle class’s increasing demand for financial products. The bank’s share price declined as regulatory hurdles led Singapore-based DBS Group Holdings to abandon its bid for a controlling stake and as the Indonesian equity market remained weak because of fears that the Fed’s tapering of its asset-purchase program could further weaken Indonesia’s current account position. We believe that Bank Danamon, which has one of Indonesia’s largest distribution networks, remains well positioned to potentially benefit from the country’s growing, underserved banking sector. The Fund’s holdings in Indonesia rose in value during the period’s final quarter, offsetting some of the earlier losses, as the country’s equity market and currency rallied because of encouraging economic reports and investor optimism that the upcoming elections would result in a reformist government.

Yitai Coal’s 2013 output totaled about 46 million tons. In addition to producing high-quality thermal coal, the company holds a diverse business portfolio that includes coal-to-oil conversion technology, railway transportation, pharmaceuticals and solar power generation. Its share price declined because of lower 2013 revenues and earnings resulting from weaker sales volume and average coal price. Further weighing on investor sentiment was the Chinese government’s plan to reduce air pollution by encouraging alternative, cleaner energy sources such as natural gas and wind power, which could dampen coal demand. We closed the Fund’s position in the company during the period.

Impala Platinum, which has operations in South Africa and Zimbabwe, was negatively affected by operational issues including lower platinum production in the second half of 2013, regulatory uncertainties in Zimbabwe and industry-wide labor strikes. The company’s decision not to declare an interim dividend because of the industrial relations climate and to protect its cash reserves amid lower platinum prices also hurt investor confidence. We closed the Fund’s position in the company during the period.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect

8 | Annual Report

on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, performance of the Fund’s equity portion was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered to be undervalued companies with attractive fundamentals led us to increase the Fund’s holdings largely in South Africa, Hong Kong and China via China H and Red Chip shares,5 and initiate positions in several markets, including Saudi Arabia6 and Taiwan. We also made some purchases in the U.K., Belgium and Switzerland as we identified companies listed in these developed countries with significant emerging market operations and were therefore positioned to potentially benefit from stronger personal income and consumer demand growth in emerging market countries. Some of our largest purchases were in hotels, restaurants and leisure; food products; beverages; Internet software and services; wireless telecommunication services; and marine transportation companies. Key purchases included new positions in Remgro, a major South African conglomerate engaged in a broad range of businesses including financial services, medical services, food, petroleum products, media and technology; U.K.-listed Unilever, a global consumer products company with operations in foods, refreshment, home care and personal care; and Mobily (Etihad Etisalat),6 one of Saudi Arabia’s leading mobile services providers.

Conversely, we undertook some sales as we sought to invest in companies we considered to be more attractively valued within our investment universe. We closed the Fund’s position in South Korea and trimmed holdings largely in Russia, Brazil and India. As a result, we reduced the Fund’s investments in oil, gas and consumable fuels companies; metals and mining companies; and banks. Key sales included a reduction of the Fund’s investment in Russia-based Gazprom, the world’s largest natural gas producer, and elimination of positions in Reliance Industries, an Indian integrated petrochemical company, and Tata Steel, an Indian steel company.

Fixed Income

During the period under review, spreads widened between yields on sovereign credits and assets considered safer, such as U.S. Treasuries. U.S. dollar-denominated emerging market debt had a -1.05% total return for the 12-month period, as measured by the JPM EMBI Global.1, 3 Overall, sovereign credit yield spreads over Treasuries widened 17 basis points (bps; 100 bps equal one percentage point).3 Regionally, the Middle East generated a +5.68% total return and Africa +2.45%, while Europe had a -0.21% total

Annual Report | 9

Top Five Fixed Income Holdings*
3/31/14
% of Total
Issue/Issuer	Net Assets
Government of Hungary	4.4%
Serbia Treasury Note	2.3%
Government of Sri Lanka	2.3%
Government of Poland	2.2%
Government of Ukraine	1.7%
*Excludes short-term investments.

return, Asia -0.99% and Latin America -2.59%, as measured by the subindexes of the JPM EMBI Global.3 Meanwhile, the 10-year U.S. Treasury yield increased 86 bps. Overall, the Fund’s sovereign credit exposures contributed to absolute performance.

We maintained the Fund’s defensive duration posture during the period as policymakers in the G-3 (U.S., eurozone, Japan), the U.K. and Switzerland implemented historically accommodative monetary policies. Benchmark interest rates in the U.S. and Japan remained at historically low levels, developed market central banks supplied significant liquidity to the financial sector and fiscal deficits drove record funding needs. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high. Nevertheless, select duration exposures in Asia ex-Japan contributed to performance.

The Fund’s diversified currency exposure detracted from absolute performance during the period. As part of the Fund’s investment strategy, we used currency forward contracts to limit or add exposure to various currencies. The U.S. dollar was broadly stronger and rose 1.32% against the currencies of major U.S. trading partners during the 12-month period.7 The Japanese yen depreciated 8.71% against the U.S. dollar during the fiscal year under review.8

Overall, the Fund’s exposure to currencies in Asia ex-Japan detracted from absolute performance. Central banks in the Philippines and Malaysia kept their policy rates constant, while those in Australia and South Korea cut rates during the period. Central banks in India and Indonesia hiked rates. For the 12-month period, the Philippine peso depreciated 9.00%, the Malaysian ringgit fell 5.18% and the Australian dollar lost 11.10%, while the South Korean won strengthened 4.52% against the U.S. dollar.8 The Indian rupee declined 9.00% and the Indonesian rupiah depreciated 14.46% against the U.S. dollar.8

The euro appreciated 7.33% against the U.S. dollar during the period.8 In addition, other European currencies appreciated against the U.S. dollar. For example, the Hungarian forint rose 6.28% and the Polish zloty appreciated 7.65%.8 The Fund’s holdings in peripheral European currencies positioned against the euro detracted from performance during the period.

Exposure to Latin American currencies detracted from Fund performance. Economic growth in much of the region continued to be supported by domestic and external demand. Central banks in Chile and Mexico cut their policy rates, while Brazil’s central bank raised rates. The Brazilian real depreciated 10.64% against the U.S. dollar, while the Chilean peso fell 14.34% and the Mexican peso declined 5.44%.8

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

10 | Annual Report

In addition to purchasing global government bonds, the Fund also invested in the credit sector. As an asset class, such investments may compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. The Fund’s overall credit positioning was largely neutral for performance.

Thank you for your participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 11

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. Source: J.P. Morgan. Copyright 2014. JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for
JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. Templeton Emerging Markets Balanced Fund (“the
Fund”) is not sponsored, endorsed, sold or promoted by J.P. Morgan. The JPM EMBI Global (“the Index”) is created based on stated, established rules. The creation or use of the Index does not constitute a recommendation by J.P. Morgan of the
Fund or a trade recommendation by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, with respect to the Fund, or the advisability of investing in securities generally, or in the Fund particularly, or the ability of the Index to track bond market performance. J.P. Morgan has no obligation to take the needs of the prospective pur-
chasers or owners of the Fund into consideration in determining, composing or calculating the Indices. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund.
J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Fund.
THE INDEX IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY,
SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY DATA INCLUDED
THEREIN, OR FROM ANY USE OF THE INDEX. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH
RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF THE INDEX. THERE ARE NO REPRESEN-
TATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL
WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX ARE DISCLAIMED INCLUDING ANY
IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR
AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE
INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, IN NO EVENT SHALL J.P.
MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING
LOSS OF PRINCIPAL AND/OR LOST PROFITS, IN CONNECTION WITH THE INDEX AND/OR THE FUND EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.
4. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global
and is rebalanced monthly. For the 12 months ended 3/31/14, the MSCI EM Index had a -1.07% total return and the
JPM EMBI Global had a -1.05% total return.
5. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.
6. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier mar-
kets where direct investment is either impossible or difficult due to local investment restrictions.
7. Source: Federal Reserve H.10 Report.
8. Source: FactSet. 2014 FactSet Research Systems Inc. All Rights Reserved. The information contained herein: (1) is pro-
prietary to FactSet Research Systems Inc. and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither FactSet Research Systems Inc. nor its content providers are respon-
sible for any damages or losses arising from any use of this information.

12 | Annual Report

Performance Summary as of 3/31/14

Templeton Emerging Markets Balanced Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class	3/31/14	3/31/13		Change
	A (TAEMX)	$10.10	$11.38	-$	1.28
	C (n/a)	$10.03	$11.32	-$	1.29
	R (n/a)	$10.09	$11.37	-$	1.28
	Advisor (TZEMX)	$10.11	$11.40	-$	1.29

	Distributions
		Dividend	Long-Term
	Share Class	Income	Capital Gain		Total
A	(4/1/13–3/31/14)	$0.3135	$0.0087		$0.3222
C	(4/1/13–3/31/14)	$0.2515	$0.0087		$0.2602
R	(4/1/13–3/31/14)	$0.2945	$0.0087		$0.3032
	Advisor (4/1/13–3/31/14)	$0.3444	$0.0087		$0.3531

Annual Report | 13

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						1.45%	2.11%
1-Year		-8.27%		-13.52%	$8,648
Since Inception (10/3/11)	+	8.68%	+	0.97%	$10,243
C						2.24%	2.90%
1-Year		-8.96%		-9.85%	$9,015
Since Inception (10/3/11)	+	6.59%	+	2.59%	$10,659
R						1.74%	2.40%
1-Year		-8.45%		-8.45%	$9,155
Since Inception (10/3/11)	+	7.97%	+	3.12%	$10,797
Advisor Class						1.24%	1.90%
1-Year		-8.07%		-8.07%	$9,193
Since Inception (10/3/11)	+	9.29%	+	3.63%	$10,929

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 15

16 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direc-
tion of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets.
Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term.
The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively man-
aged but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/14 and a fee waiver associated with its investments in a
Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
7. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products.
This report is not approved, reviewed or produced by MSCI.
8. Source: J.P. Morgan. Copyright 2014. JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. Templeton Emerging Markets Balanced Fund (“the Fund”) is not sponsored, endorsed, sold or promoted by
J.P. Morgan. The JPM EMBI Global (“the Index”) is created based on stated, established rules. The creation or use of the Index does not constitute a recommendation by J.P. Morgan of the Fund or a trade recommendation by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, with respect to the Fund, or the advisability of investing in securities generally, or in the Fund particularly, or the ability of the Index to track bond market performance. J.P. Morgan has no obligation to take the needs of the prospective purchasers or owners of the Fund into consideration in determining, composing or calculating the Indices. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Fund.
THE INDEX IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY,
ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF THE INDEX. J.P. MORGAN MAKES
NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR FROM ANY USE OF THE INDEX. THERE ARE NO REPRESENTA-
TIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS
OF ANY KIND WITH REGARD TO THE INDEX ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FIT-
NESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM
THE USE OF THE INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, IN NO EVENT SHALL J.P. MORGAN
HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST
PROFITS, IN CONNECTION WITH THE INDEX AND/OR THE FUND EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$989.00	$7.64
Hypothetical (5% return before expenses)	$1,000	$1,017.25	$7.75
C
Actual	$1,000	$984.50	$11.03
Hypothetical (5% return before expenses)	$1,000	$1,013.81	$11.20
R
Actual	$1,000	$987.50	$8.57
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.70
Advisor
Actual	$1,000	$990.30	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.19

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.54%; C: 2.23%;
R: 1.73%; and Advisor: 1.23%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 19

Templeton Global Investment Trust

Financial Highlights

Templeton Emerging Markets Balanced Fund
		Year Ended March 31,
Class A	2014	2013	2012 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$11.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.36	0.34	0.12
Net realized and unrealized gains (losses)	(1.32)	(0.08)	1.47
Total from investment operations	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.31)	(0.41)	(0.06)
Net realized gains	(0.01)	(—)[d]	—
Total distributions	(0.32)	(0.41)	(0.06)
Net asset value, end of year	$10.10	$11.38	$11.53

Total return[e]	(8.27)%	2.21%	15.92%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.04%	2.09%	2.43%
Expenses net of waiver and payments by affiliates	1.54%	1.44%	1.40%
Net investment income	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of year (000’s)	$29,971	$26,559	$14,730
Portfolio turnover rate	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Emerging Markets Balanced Fund
		Year Ended March 31,
Class C	2014	2013	2012 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.32	$11.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.28	0.24	0.14
Net realized and unrealized gains (losses)	(1.31)	(0.07)	1.41
Total from investment operations	(1.03)	0.17	1.55
Less distributions from:
Net investment income	(0.25)	(0.34)	(0.06)
Net realized gains	(0.01)	(—)[d]	—
Total distributions	(0.26)	(0.34)	(0.06)
Net asset value, end of year	$10.03	$11.32	$11.49

Total return[e]	(8.96)%	1.38%	15.49%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.73%	2.88%	3.26%
Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%
Net investment income	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of year (000’s)	$4,250	$3,256	$534
Portfolio turnover rate	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Emerging Markets Balanced Fund
		Year Ended March 31,
Class R	2014	2013	2012 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.37	$11.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.36	0.30	0.13
Net realized and unrealized gains (losses)	(1.34)	(0.07)	1.44
Total from investment operations	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.29)	(0.37)	(0.06)
Net realized gains	(0.01)	(—)[d]	—
Total distributions	(0.30)	(0.37)	(0.06)
Net asset value, end of year	$10.09	$11.37	$11.51

Total return[e]	(8.45)%	1.92%	15.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.23%	2.38%	2.76%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%
Net investment income	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of year (000’s)	$53	$56	$20
Portfolio turnover rate	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Emerging Markets Balanced Fund
		Year Ended March 31,
Advisor Class	2014	2013	2012 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.40	$11.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.42	0.37	0.12
Net realized and unrealized gains (losses)	(1.36)	(0.08)	1.49
Total from investment operations	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.34)	(0.43)	(0.07)
Net realized gains	(0.01)	(—)[d]	—
Total distributions	(0.35)	(0.43)	(0.07)
Net asset value, end of year	$10.11	$11.40	$11.54

Total return[e]	(8.07)%	2.43%	16.07%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.73%	1.88%	2.26%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%
Net investment income	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of year (000’s)	$8,911	$17,346	$12,087
Portfolio turnover rate	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

Statement of Investments, March 31, 2014

Templeton Emerging Markets Balanced Fund	Industry	Shares	Value
Common Stocks 57.1%
Belgium 2.4%
Anheuser-Busch InBev NV	Beverages	9,895	$1,037,497

Brazil 2.6%
Ambev SA	Beverages	151,500	1,131,968

Cambodia 0.3%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	122,100	127,193

Chile 0.3%
Sociedad Quimica Y Minera de Chile SA
Soquimich, ADR	Chemicals	4,068	129,118

China 14.2%
AAC Technologies Holdings Inc.	Electronic Equipment, Instruments
	& Components	139,000	722,199
[a]Angang Steel Co. Ltd., H	Metals & Mining	502,000	310,657
[a]Baidu Inc., ADR	Internet Software & Services	5,300	807,614
Brilliance China Automotive Holdings Ltd.	Automobiles	1,172,600	1,795,988
[a]China Shipping Development Co. Ltd., H	Marine	868,500	496,033
CNOOC Ltd.	Oil, Gas & Consumable Fuels	280,000	420,914
Lenovo Group Ltd.	Technology Hardware, Storage & Peripherals	356,700	391,814
NetEase Inc., ADR	Internet Software & Services	11,587	779,805
Tencent Holdings Ltd.	Internet Software & Services	5,600	389,508
			6,114,532

Hong Kong 7.2%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	29,700	289,278
Luk Fook Holdings (International) Ltd.	Specialty Retail	156,000	491,746
[a]Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	14,415	557,140
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	130,100	458,745
Sands China Ltd.	Hotels, Restaurants & Leisure	79,100	589,952
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	260,200	731,309
			3,118,170

India 4.0%
Infosys Ltd., ADR	IT Services	31,900	1,728,342

Indonesia 1.9%
Bank Danamon Indonesia Tbk PT	Banks	2,128,100	812,038

Jordan 0.6%
Arab Potash Co. PLC	Chemicals	6,965	263,689

Pakistan 5.3%
United Bank Ltd.	Banks	1,385,600	2,281,941

Peru 0.4%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	14,220	178,745

24 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund	IndustryIndustry	Shares	Value
Common Stocks (continued)
Philippines 0.8%
Ayala Corp.	Diversified Financial Services	13,070	$168,777
[a]Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	77,900	17,474
[a]Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	484,200	140,630
			326,881

Russia 1.0%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	18,800	144,788
[b]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	4,800	266,712
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	900	14,963
			426,463

South Africa 5.2%
MTN Group Ltd.	Wireless Telecommunication Services	19,500	399,140
Naspers Ltd., N	Media	4,664	514,353
Remgro Ltd.	Diversified Financial Services	69,600	1,354,499
			2,267,992

Switzerland 2.2%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	9,777	933,460

Taiwan 2.0%
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	37,000	169,493
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	182,000	708,218
			877,711

Thailand 3.4%
Land and Houses PCL	Real Estate Management & Development	453,300	134,208
Land and Houses PCL, fgn.	Real Estate Management & Development	2,379,000	711,682
Quality Houses PCL, fgn.	Real Estate Management & Development	650,400	60,577
Univanich Palm Oil PCL, fgn.	Food Products	1,657,000	546,797
			1,453,264

Turkey 0.2%
Turkiye Garanti Bankasi AS	Banks	30,000	102,643

United Kingdom 3.1%
Unilever PLC	Food Products	31,135	1,329,590

Total Common Stocks
(Cost $23,274,794)			24,641,237

[c]Participatory Notes
(Cost $1,213,020) 3.0%
Saudi Arabia 3.0%
[d]HSBC Bank PLC, Etihad Etisalat Co., 144A,
12/05/14	Wireless Telecommunication Services	52,251	1,292,221

Annual Report | 25

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund	Industry	Principal Amount*		Value
Corporate Bonds and Notes 3.9%
Kazakhstan 0.4%
[d]HSBK (Europe) BV, senior note, 144A, 7.25%,
5/03/17	Banks	165,000		$175,907

Mexico 0.1%
[d,e]Corporacion GEO SAB de CV, senior note, 144A,
8.875%, 3/27/22	Household Durables	200,000		27,243

Romania 0.3%
[d]Cable Communications Systems NV, senior secured
note, 144A, 7.50%, 11/01/20	Media	100,000	EUR	146,391

Russia 0.8%
[d,f]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan
participation, secured note, 144A, 7.875%,
9/25/17	Banks	155,000		165,366
[d,f]Gaz Capital SA (OJSC Gazprom), loan participation,
senior bond, 144A, 8.146%, 4/11/18	Oil, Gas & Consumable Fuels	150,000		170,517
				335,883

South Africa 0.7%
[d]Edcon Holdings Pty. Ltd., senior note, 144A,
13.375%, 6/30/19	Specialty Retail	100,000	EUR	125,121
[d]Edcon Pty. Ltd., senior secured note, 144A,
9.50%, 3/01/18	Specialty Retail	135,000	EUR	182,632
				307,753

Turkey 0.4%
[d]Turkiye Is Bankasi, sub. note, 144A, 6.00%,
10/24/22	Banks	200,000		187,246

Ukraine 0.7%
[d]Metinvest BV, 144A, 10.25%, 5/20/15	Metals & Mining	145,000		143,187
[f,g]State Export-Import Bank of Ukraine (BIZ FIN),
loan participation, Reg S, 8.75%, 1/22/18	Banks	200,000		170,750
				313,937

Venezuela 0.5%
Petroleos de Venezuela SA, senior sub. bond,
4.90%, 10/28/14	Oil, Gas & Consumable Fuels	220,000		210,693

Total Corporate Bonds and Notes
(Cost $1,798,552)				1,705,053

26 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund	Principal Amount*		Value
Foreign Government and Agency
Securities 25.8%
Brazil 1.2%
[h] Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15	300 [i] BRL		$322,644
8/15/18	80 [i] BRL		84,498
5/15/45	100 [i] BRL		96,615
			503,757

Ghana 1.5%
Government of Ghana,
14.00%, 10/13/14	10,000	GHS	3,586
14.99%, 2/23/15	150,000	GHS	52,503
24.00%, 5/25/15	285,000	GHS	107,046
21.00%, 10/26/15	410,000	GHS	148,345
19.24%, 5/30/16	165,000	GHS	57,184
23.00%, 8/21/17	310,000	GHS	113,853
[d]144A, 7.875%, 8/07/23	200,000		184,000
			666,517

Hungary 4.4%
Government of Hungary,
5.50%, 12/22/16	78,970,000	HUF	367,994
4.125%, 2/19/18	40,000		40,750
4.00%, 4/25/18	5,280,000	HUF	23,237
6.50%, 6/24/19	36,290,000	HUF	174,615
7.50%, 11/12/20	17,140,000	HUF	87,070
5.375%, 2/21/23	70,000		71,218
A, 8.00%, 2/12/15	2,040,000	HUF	9,543
A, 6.75%, 11/24/17	48,310,000	HUF	233,895
A, 5.50%, 12/20/18	31,810,000	HUF	147,910
A, 7.00%, 6/24/22	6,410,000	HUF	31,897
A, 6.00%, 11/24/23	10,600,000	HUF	49,698
B, 6.75%, 2/24/17	30,000,000	HUF	144,540
D, 6.75%, 8/22/14	30,500,000	HUF	138,798
senior note, 6.375%, 3/29/21	290,000		317,731
[g]senior note, Reg S, 4.375%, 7/04/17	40,000	EUR	57,972
[g]senior note, Reg S, 5.75%, 6/11/18	10,000	EUR	15,225
			1,912,093

Indonesia 0.5%
Government of Indonesia,
FR31, 11.00%, 11/15/20	31,000,000	IDR	3,150
FR34, 12.80%, 6/15/21	1,751,000,000	IDR	193,971
FR35, 12.90%, 6/15/22	31,000,000	IDR	3,481
FR36, 11.50%, 9/15/19	63,000,000	IDR	6,418
FR43, 10.25%, 7/15/22	31,000,000	IDR	3,054
senior bond, FR53, 8.25%, 7/15/21	173,000,000	IDR	15,386
Indonesia Retail Bond, senior note, 8.50%,
10/15/16	125,000,000	IDR	11,165
			236,625

Annual Report | 27

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund	Principal Amount*		Value
Foreign Government and Agency
Securities (continued)
Malaysia 0.8%
Government of Malaysia,
3.434%, 8/15/14	20,000	MYR	$6,137
3.741%, 2/27/15	1,050,000	MYR	323,636
3.835%, 8/12/15	55,000	MYR	17,001
			346,774

Mexico 0.5%
Government of Mexico, 9.50%, 12/18/14	28,000 [j] MXN		223,494

Mongolia 0.4%
[d]Government of Mongolia, senior note, 144A,
5.125%, 12/05/22	200,000		162,110

Nigeria 1.4%
Government of Nigeria,
13.05%, 8/16/16	31,000,000	NGN	182,422
15.10%, 4/27/17	69,000,000	NGN	430,147
			612,569

Poland 2.2%
Government of Poland,
5.00%, 4/25/16	185,000	PLN	63,596
[k] FRN, 2.72%, 1/25/17	571,000	PLN	188,445
[k] FRN, 2.72%, 1/25/21	579,000	PLN	187,505
Strip, 7/25/15	1,100,000	PLN	350,929
Strip, 1/25/16	460,000	PLN	144,308
			934,783

Romania 0.2%
[g]Government of Romania, senior note, Reg S,
5.25%, 6/17/16	55,000	EUR	81,334

Serbia 2.9%
[d]Government of Serbia, senior note, 144A, 7.25%,
9/28/21	200,000		225,011
Serbia Treasury Note, 10.00%,
4/27/15	19,780,000	RSD	240,264
9/14/15	16,700,000	RSD	202,068
10/18/15	5,500,000	RSD	66,434
1/30/16	390,000	RSD	4,676
2/21/16	39,000,000	RSD	466,753
12/19/16	1,900,000	RSD	22,451
11/08/17	510,000	RSD	5,921
			1,233,578

28 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund	Principal Amount*		Value
Foreign Government and Agency
Securities (continued)
South Korea 1.6%
Korea Monetary Stabilization Bond, senior note,
2.74%, 2/02/15	357,000,000	KRW $	335,540
2.90%, 12/02/15	229,000,000	KRW	215,630
Korea Treasury Bond, senior note,
2.75%, 6/10/16	76,000,000	KRW	71,281
3.00%, 12/10/16	69,400,000	KRW	65,422
			687,873

Sri Lanka 2.3%
Government of Sri Lanka,
[d]144A, 5.875%, 7/25/22	200,000		201,250
A, 11.00%, 8/01/15	2,600,000	LKR	20,821
A, 8.50%, 11/01/15	12,300,000	LKR	95,624
A, 5.80%, 1/15/17	8,300,000	LKR	59,740
A, 9.00%, 5/01/21	20,610,000	LKR	149,576
B, 11.00%, 9/01/15	1,500,000	LKR	12,044
B, 8.00%, 6/01/16	25,100,000	LKR	193,738
B, 5.80%, 7/15/17	2,900,000	LKR	20,587
C, 8.50%, 4/01/18	5,300,000	LKR	40,001
D, 8.50%, 6/01/18	3,780,000	LKR	28,417
[d]senior note, 144A, 6.25%, 10/04/20	165,000		173,662
			995,460

Ukraine 2.7%
[d]Financing of Infrastructure Projects State Enterprise,
senior note, 144A, 9.00%, 12/07/17	490,000		435,438
[d] Government of Ukraine,
144A, 9.25%, 7/24/17	210,000		206,588
144A, 7.75%, 9/23/20	360,000		339,057
senior bond, 144A, 7.80%, 11/28/22	200,000		187,375
			1,168,458

Uruguay 2.8%
[l] Government of Uruguay, senior bond, Index Linked,
5.00%, 9/14/18	35,765	UYU	1,659
4.375%, 12/15/28	7,780,485	UYU	348,939
Uruguay Notas del Tesoro,
9.75%, 6/14/14	3,240,000	UYU	141,740
10.50%, 3/21/15	240,000	UYU	10,120
10.25%, 8/22/15	3,117,000	UYU	129,453
9.50%, 1/27/16	6,144,000	UYU	247,747
[l] 13, Index Linked, 4.00%, 5/25/25	53,742	UYU	2,329
[l] 18, Index Linked, 2.25%, 8/23/17	1,895,095	UYU	75,613
[l] 19, Index Linked, 2.50%, 9/27/22	56,570	UYU	2,222
Uruguay Treasury Bill,
[m]8/29/14	202,000	UYU	8,385
Strip, 12/18/14	250,000	UYU	9,932
Strip, 2/05/15	340,000	UYU	13,255
		Annual Report | 29

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund	Principal Amount*		Value
Foreign Government and Agency
Securities (continued)
Uruguay (continued)
Uruguay Treasury Bill, (continued)
Strip, 3/26/15	990,000	UYU	$37,848
Strip, 5/14/15	2,727,000	UYU	102,257
Strip, 7/02/15	534,000	UYU	19,689
Strip, 8/20/15	1,541,000	UYU	55,847
Strip, 11/26/15	340,000	UYU	11,906
Strip, 1/14/16	249,000	UYU	8,575
			1,227,516

Vietnam 0.4%
[d]Government of Vietnam, 144A, 6.75%, 1/29/20	150,000		166,928

Total Foreign Government and Agency
Securities (Cost $11,622,252)			11,159,869

Total Investments before Short Term
Investments (Cost $37,908,618)			38,798,380

Short Term Investments 7.5%
Foreign Government and Agency
Securities 3.1%
Malaysia 0.6%
[m]Bank of Negara Monetary Notes,
5/27/14 - 2/17/15	845,000	MYR	255,273

Nigeria 1.9%
[m]Nigeria Treasury Bills, 4/03/14 - 3/05/15	145,830,000	NGN	826,763

Philippines 0.6%
[m]Philippine Treasury Bills, 6/04/14 - 9/03/14	11,070,000	PHP	246,681

Uruguay 0.0%†
[m]Uruguay Treasury Bills, 1/16/15 - 2/20/15	210,000	UYU	8,214

Total Foreign Government and Agency
Securities (Cost $1,369,746)			1,336,931

Total Investments before Money Market
Funds (Cost $39,278,364)			40,135,311

	Shares
Money Market Funds
(Cost $1,865,989) 4.4%
United States 4.4%
a,[n]Institutional Fiduciary Trust Money Market
Portfolio	1,865,989		1,865,989

30 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging MarketsFundBalanced Fund	Industry	Shares	Value
Total Investments
(Cost $41,144,353) 97.3%			$42,001,300
Other Assets, less Liabilities 2.7%			1,183,400
Net Assets 100.0%			$43,184,700

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt March 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSee Note 1(e) regarding Participatory Notes.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2014, the aggregate value of these securities was $4,897,250, representing 11.34% of net assets.
eSee Note 7 regarding defaulted securities.
fSee Note 1(d) regarding loan participation notes.
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the aggregate value of these securities was
$325,281, representing 0.75% of net assets.
hRedemption price at maturity is adjusted for inflation. See Note 1(g).
iPrincipal amount is stated in 1,000 Brazilian Real Units.
jPrincipal amount is stated in 100 Mexican Peso Units.
kThe coupon rate shown represents the rate at period end.
lPrincipal amount of security is adjusted for inflation. See Note 1(g).
mThe security is traded on a discount basis with no stated coupon rate.
nSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At March 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Date	Appreciation	Depreciation
Malaysian Ringgit	JPHQ	Buy	170,500	$52,181	4/02/14	$42	$—
Malaysian Ringgit	JPHQ	Sell	170,500	52,173	4/02/14	—	(50)
Ghana Cedi	BZWS	Buy	16,272	6,851	4/08/14	—	(762)
Euro	DBAB	Sell	121,000	158,462	4/22/14	—	(8,245)
Euro	JPHQ	Sell	130,000	170,383	4/22/14	—	(8,723)
Euro	BZWS	Sell	136,000	177,014	5/16/14	—	(10,352)
Indian Rupee	JPHQ	Buy	12,595,000	198,637	5/19/14	9,136	—
South Korean Won	JPHQ	Buy	145,000,000	127,215	5/28/14	8,541	—
South Korean Won	JPHQ	Buy	145,000,000	135,476	5/30/14	266	—
Euro	DBAB	Sell	123,000	162,235	6/06/14	—	(7,217)
Philippine Peso	DBAB	Buy	12,994,800	300,000	6/30/14	—	(10,402)
Philippine Peso	JPHQ	Buy	1,863,000	43,006	7/01/14	—	(1,489)
Malaysian Ringgit	JPHQ	Buy	280,500	86,071	7/02/14	—	(594)
Malaysian Ringgit	DBAB	Buy	25,770	7,999	7/03/14	—	(147)
Malaysian Ringgit	DBAB	Buy	238,900	74,052	7/07/14	—	(1,274)

Annual Report | 31

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund

Forward Exchange Contracts (continued)
					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Date	Appreciation	Depreciation
Euro	DBAB	Sell	31,000	$41,187	8/01/14	$—	$(1,519)
Euro	DBAB	Sell	16,000	21,334	8/11/14	—	(708)
Mexican Peso	CITI	Buy	14,461,572	1,092,305	8/20/14	3,378	—
Malaysian Ringgit	HSBK	Buy	550,000	163,302	8/26/14	3,756	—
Euro	DBAB	Sell	120,000	160,248	8/29/14	—	(5,066)
Malaysian Ringgit	HSBK	Buy	125,000	36,707	8/29/14	1,253	—
Chilean Peso	DBAB	Buy	136,162,000	259,876	10/14/14	—	(16,122)
Euro	DBAB	Sell	623,000	842,408	10/15/14	—	(15,850)
Euro	DBAB	Sell	42,000	56,837	10/20/14	—	(1,024)
Euro	DBAB	Sell	100,000	138,114	10/30/14	351	—
Euro	DBAB	Sell	4,000	5,415	11/10/14	—	(95)
Euro	BZWS	Sell	100,000	134,470	11/14/14	—	(3,295)
Chilean Peso	DBAB	Buy	87,993,000	161,811	11/18/14	—	(4,713)
Brazilian Real	HSBK	Buy	300,000	121,753	11/21/14	2,269	—
Euro	CITI	Sell	363,000	493,553	12/05/14	—	(6,540)
Euro	DBAB	Sell	137,000	185,731	12/08/14	—	(3,010)
Euro	DBAB	Sell	41,018	55,946	1/07/15	—	(566)
Malaysian Ringgit	JPHQ	Buy	220,800	65,895	1/08/15	854	—
Malaysian Ringgit	JPHQ	Buy	119,000	35,539	1/09/15	432	—
Malaysian Ringgit	JPHQ	Buy	36,000	10,762	1/12/15	117	—
Euro	DBAB	Sell	120,000	164,016	1/30/15	—	(1,321)
Euro	DBAB	Sell	100,000	135,545	2/03/15	—	(2,237)
Euro	DBAB	Sell	339,000	466,447	2/23/15	—	(657)
Malaysian Ringgit	HSBK	Buy	125,000	37,377	2/27/15	248	—
Ghana Cedi	BZWS	Buy	60,000	19,355	3/10/15	—	(570)
Uruguayan Peso	CITI	Buy	580,000	22,961	3/13/15	256	—
Euro	DBAB	Sell	66,600	92,497	3/18/15	725	—
Euro	JPHQ	Sell	53,000	73,659	3/19/15	626	—
Euro	JPHQ	Sell	66,000	91,853	3/23/15	906	—
Euro	JPHQ	Sell	27,000	37,251	3/25/15	45	—
Malaysian Ringgit	JPHQ	Buy	170,500	51,154	4/02/15	17	—
Unrealized appreciation (depreciation)						33,218	(112,548)
Net unrealized appreciation (depreciation)							$(79,330)

aMay be comprised of multiple contracts using the same currency and settlement date.

32 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Emerging Markets Balanced Fund

At March 31, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swaps Contracts

	Counterparty/	Expiration	Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	DBAB	10/4/23	$20,000	$—	$(234)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	DBAB	10/4/23	20,000	—	(270)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	HSBK	10/7/23	20,000	—	(207)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	DBAB	10/4/43	10,000	—	(383)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	DBAB	10/4/43	10,000	—	(420)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	HSBK	10/7/43	10,000	—	(393)
Net unrealized appreciation (depreciation)					$(1,907)

See Abbreviations on page 53.

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Templeton
Emerging Markets
Balanced Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$39,278,364
Cost - Sweep Money Fund (Note 3f)	1,865,989
Total cost of investments	$41,144,353
Value - Unaffiliated issuers	$40,135,311
Value - Sweep Money Fund (Note 3f)	1,865,989
Total value of investments	42,001,300
Cash	19,721
Foreign currency, at value (cost $506,076)	507,668
Receivables:
Investment securities sold	1,021,863
Capital shares sold	122,391
Dividends and interest.	336,251
Due from brokers	114,016
Variation margin	238
Unrealized appreciation on forward exchange contracts	33,218
Other assets	30
Total assets	44,156,696
Liabilities:
Payables:
Investment securities purchased	752,115
Capital shares redeemed	21,514
Management fees	1,868
Distribution fees	21,510
Transfer agent fees	11,171
Unrealized depreciation on forward exchange contracts	112,548
Deferred tax	16,870
Accrued expenses and other liabilities	34,400
Total liabilities	971,996
Net assets, at value.	$43,184,700
Net assets consist of:
Paid-in capital	$46,471,087
Undistributed net investment income	122,725
Net unrealized appreciation (depreciation)	758,177
Accumulated net realized gain (loss)	(4,167,289)
Net assets, at value.	$43,184,700

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014
Templeton
Emerging Markets
Balanced Fund
Class A:
Net assets, at value	$29,971,153
Shares outstanding	2,968,063
Net asset value per share[a]	$10.10
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.72
Class C:
Net assets, at value	$4,249,734
Shares outstanding	423,505
Net asset value and maximum offering price per share[a]	$10.03
Class R:
Net assets, at value	$52,968
Shares outstanding	5,252
Net asset value and maximum offering price per share	$10.09
Advisor Class:
Net assets, at value	$8,910,845
Shares outstanding	881,276
Net asset value and maximum offering price per share	$10.11

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Templeton
Emerging Markets
Balanced Fund
Investment income:
Dividends (net of foreign taxes of $134,310)	$1,154,654
Interest (net of foreign taxes of $5,009)	1,227,501
Total investment income	2,382,155
Expenses:
Management fees (Note 3a)	534,082
Administrative fees (Note 3b)	7,796
Distribution fees: (Note 3c)
Class A	92,463
Class C	40,320
Class R	249
Transfer agent fees: (Note 3e)
Class A	49,876
Class C	6,818
Class R	84
Advisor Class	22,846
Custodian fees (Note 4)	31,884
Reports to shareholders	30,876
Registration and filing fees	62,665
Professional fees.	55,931
Other	12,669
Total expenses	948,559
Expenses waived/paid by affiliates (Note 3f and 3g)	(236,681)
Net expenses	711,878
Net investment income	1,670,277
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(4,132,396)
Foreign currency transactions.	(144,658)
Swap contracts	57
Net realized gain (loss)	(4,276,997)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,585,017)
Translation of other assets and liabilities denominated in foreign currencies	(123,026)
Change in deferred taxes on unrealized appreciation	(14,513)
Net change in unrealized appreciation (depreciation)	(1,722,556)
Net realized and unrealized gain (loss)	(5,999,553)
Net increase (decrease) in net assets resulting from operations	$(4,329,276)

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statements of Changes in Net Assets

Templeton	Templeton Emerging
	Markets Balanced Fund
	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,670,277	$1,005,712
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	(4,276,997)	41,914
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(1,722,556)	(604,524)
Net increase (decrease) in net assets resulting from operations	(4,329,276)	443,102
Distributions to shareholders from:
Net investment income:
Class A	(903,464)	(637,753)
Class C	(105,774)	(44,594)
Class R	(1,345)	(735)
Advisor Class	(424,206)	(479,517)
Net realized gains:
Class A	(25,326)	(984)
Class C	(3,792)	(98)
Class R	(37)	(1)
Advisor Class	(11,025)	(673)
Total distributions to shareholders	(1,474,969)	(1,164,355)
Capital share transactions: (Note 2)
Class A	6,952,483	12,196,294
Class C	1,480,733	2,738,279
Class R	4,556	36,852
Advisor Class	(6,665,319)	5,594,478
Total capital share transactions	1,772,453	20,565,903
Net increase (decrease) in net assets	(4,031,792)	19,844,650
Net assets:
Beginning of year	47,216,492	27,371,842
End of year	$43,184,700	$47,216,492
Undistributed net investment income included in net assets:
End of year	$122,725	$41,250

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances

38 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these

Annual Report | 39

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

40 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At March 31, 2014, the Fund had OTC derivatives in a net liability position of $96,982 and the aggregate value of collateral pledged for such contracts was $110,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by

Annual Report | 41

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

e. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common

42 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Participatory Notes (continued)

stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These

Annual Report | 43

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

44 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2014			2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,777,930	$18,767,881	1,230,287	$14,175,535
Shares issued in reinvestment of
distributions	68,833	702,120	19,349	218,138
Shares redeemed	(1,211,935)	(12,517,518)	(193,793)	(2,197,379)
Net increase (decrease)	634,828	$6,952,483	1,055,843	$12,196,294
Class C Shares:
Shares sold	279,437	$2,945,398	249,351	$2,832,022
Shares issued in reinvestment of
distributions	10,730	108,994	3,718	41,602
Shares redeemed	(154,241)	(1,573,659)	(12,013)	(135,345)
Net increase (decrease)	135,926	$1,480,733	241,056	$2,738,279
Class R Shares:
Shares sold	2,877	$30,231	3,321	$38,703
Shares issued in reinvestment of
distributions	130	1,330	32	366
Shares redeemed	(2,641)	(27,005)	(193)	(2,217)
Net increase (decrease)	366	$4,556	3,160	$36,852
Advisor Class Shares:
Shares sold	378,539	$3,943,611	525,419	$6,163,064
Shares issued in reinvestment of
distributions	10,678	108,965	4,075	45,789
Shares redeemed	(1,030,073)	(10,717,895)	(55,149)	(614,375)
Net increase (decrease)	(640,856)	$(6,665,319)	474,345	$5,594,478

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 45

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

3. TRANSACTIONS WITH AFFILIATES (continued) a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.900%	Over $1 billion, up to and including $5 billion
0.850%	Over $5 billion, up to and including $10 billion
0.800%	Over $10 billion, up to and including $15 billion
0.750%	Over $15 billion, up to and including $20 billion
0.700%	In excess of $20 billion

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

46 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$55,172
CDSC retained	$1,321

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2014, the Fund paid transfer agent fees of $79,624, of which $34,188 was retained by Investor Services.

Annual Report | 47

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2014.

h. Other Affiliated Transactions

At March 31, 2014, Advisers owned 23.86% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended March 31, 2014, the Fund utilized $4,125 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2014, the Fund deferred post-October capital losses of $4,163,101.

48 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,435,077	$1,164,355
Long term capital gain	39,892	—
	$1,474,969	$1,164,355

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$41,238,605

Unrealized appreciation	$3,334,365
Unrealized depreciation	(2,571,670)
Net unrealized appreciation (depreciation)	$762,695

Distributable earnings - undistributed ordinary income	$185,114

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $31,678,765 and $28,832,198, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2014, the Fund had 20.12% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2014, the value of this security was $27,243, representing 0.06% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

Annual Report | 49

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At March 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Variation margin	$—	Due from brokers / Variation margin $ 1,907[a]
Forward exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	33,218	forward exchange contracts	$112,548

[a]Includes cumulative unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended March 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Appreciation
Derivative Contracts		Realized Gain	(Depreciation)
Not Accounted for as	Statement of	(Loss) for the	for the
Hedging Instruments	Operations Locations	Year	Year
Interest rate contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation (depreciation)
	on investments	$57	$(1,907)
Foreign exchange
contracts	Net realized gain (loss) from foreign currency transactions /
Net change in unrealized appreciation (depreciation) on
translation of other assets and liabilities denominated in
	foreign currencies	(117,367)	(122,739)

For the year ended March 31, 2014, the average month end fair value of derivatives represented 0.27% of average month end net assets. The average month end number of open derivative contracts for the year was 51.

50 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

9. OTHER DERIVATIVE INFORMATION (continued)

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 51

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$266,712	$159,751	$—	$426,463
Thailand	741,582	711,682	—	1,453,264
All Other Equity Investments [b]	22,761,510	—	—	22,761,510
Participatory Notes	—	1,292,221	—	1,292,221
Corporate Bonds and Notes	—	1,705,053	—	1,705,053
Foreign Government and Agency Securities	—	11,159,869	—	11,159,869
Short Term Investments	1,865,989	1,336,931	—	3,202,920
Total Investments in
Securities	$25,635,793	$16,365,507	$—	$42,001,300

Forward Exchange Contracts	$—	$33,218	$—	$33,218
Liabilities:
Forward Exchange Contracts	—	112,548	—	112,548
Swap Contracts	—	1,907	—	1,907

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

52 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Emerging Markets Balanced Fund

ABBREVIATIONS

Counterparty		Currency			Selected Portfolio

BZWS - Barclays Bank PLC		BRL	-	Brazilian Real	ADR	- American Depositary Receipt
CITI	- Citibank N.A.	EUR	-	Euro	FRN	- Floating Rate Note
DBAB	- Deutsche Bank AG	GHS	-	Ghanaian Cedi
		HUF	-	HungarianForint
HSBK	- HSBC Bank PLC
		IDR	-	IndonesianRupiah
JPHQ	- JPMorgan Chase Bank, N.A.	KRW	-	South Korean Won
		LKR	-	Sri Lankan Rupee
		MXN	-	Mexican Peso
		MYR	-	Malaysian Ringgit
		NGN	-	Nigerian Naira
		PHP	-	Philippine Peso
		PLN	-	Polish Zloty
		RSD	-	Serbian Dinar
		UYU	-	Uruguayan Peso

Annual Report | 53

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Balanced Fund (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

54 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $39,892 as a long term capital gain dividend for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $595,809 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 13, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax	Foreign	Foreign
	Paid	Source Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0276	$0.4356	$0.1003
Class C	$0.0276	$0.3771	$0.0869
Class R	$0.0276	$0.4184	$0.0964
Advisor Class	$0.0276	$0.4587	$0.1055

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 55

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Emerging Markets Balanced Fund

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

56 | Annual Report

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1994	140	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	37	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(May 2014), Ares Capital Corporation
(specialty finance company)
(2010-present), United Natural Foods,
Inc. (distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
Principal Occupation During at Least the Past 5 Years:				distributors).
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Annual Report | 57

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	140	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	140	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	140	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

58 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 2001	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	44	El Oro Ltd. (investments)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2006	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 59

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

60 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated
and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting esti-
mates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Templeton Global Investment Trust

Shareholder Information

Templeton Emerging Markets Balanced Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds comprising Templeton Global Investment Trust, including Templeton Emerging Markets Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

Annual Report | 63

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Balanced Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counter-party credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2013 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds. The Fund, whose investment objective is a combination of income and capital appreciation, has been in existence for only two full years. The Fund’s 2013 and 2012 income returns as shown in the Lipper report were in the highest or

64 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Balanced Fund

Board Review of Investment Management Agreement (continued)

best performing quintile for such universe. However, the Fund’s 2013 and 2012 total returns were in the lowest and second-lowest performing quintiles of such universe, respectively. In view of the Fund’s short period of operations, the Board did not believe the Fund’s performance as shown in the Lipper report to be particularly meaningful.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be at the median of its Lipper expense group, and its actual total expense ratio was below the median of such group. The Board found such comparative expenses as shown in the Lipper report to be acceptable and noted that this Fund had been in existence for only three years and the Fund’s expenses had been subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its

Annual Report | 65

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Balanced Fund

Board Review of Investment Management Agreement (continued)

belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees provides a sharing of benefits with the Fund and its shareholders.

66 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Emerging Markets Balanced Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 67

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Annual Report and Shareholder Letter
TEMPLETON EMERGING MARKETS
BALANCED FUND

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 080 A 05/14

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

Templeton BRIC Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Notes to Financial Statements	27

		Templeton BRIC Fund	3	Report of Independent Registered
				Public Accounting Firm	39
		Performance Summary	12
				Tax Information	40
		Your Fund’s Expenses	15
				Board Members and Officers	42
		Financial Highlights and
		Statement of Investments	17	Shareholder Information	48

		Financial Statements	23

Annual Report

Templeton BRIC Fund

Your Fund’s Goal and Main Investments: Templeton BRIC Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies — those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

This annual report for Templeton BRIC Fund covers the fiscal year ended March 31, 2014.

Economic and Market Overview

The 12 months under review were characterized by growth in emerging markets and a continued economic recovery in developed markets. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and political unrest, emerging market economies overall

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

continued to grow faster than developed market economies. Among BRIC countries, economic growth moderated in China, Russia and India but showed signs of improvement in Brazil.

Emerging market equities underperformed their developed market counterparts during the period, as many investors seemed to focus more on headline news and the fiscal and monetary policies in major economies and less on the fundamental strength of many emerging market economies and equities. BRIC and other emerging markets recovered from a sharp sell-off in May and June 2013, resulting from concerns about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset-purchase program. Concerns about potential U.S. military intervention in Syria also weighed on markets, but investor confidence rose as the tension was defused and as the Fed delayed tapering its asset purchases. BRIC and other emerging markets experienced heightened volatility later in the period as investors grew concerned about the Fed’s reduction of its monthly asset purchases beginning in January 2014, China’s moderating economic growth, the sharp devaluation of several emerging market currencies, and political unrest in Thailand, Turkey and Ukraine. Further pressuring stocks was the People’s Bank of China’s (PBOC’s) liquidity tightening to curb lending by banks and non-bank institutions, although the PBOC provided temporary liquidity at times. However, expectations for an economic stimulus package from China, optimism about the outcome of the upcoming elections in Indonesia, India and Turkey, and de-escalation of the geopolitical crisis between Russia and Ukraine helped stock prices recover near period-end. For the 12 months ended March 31, 2014, BRIC stocks, as measured by the MSCI BRIC Index, had a -3.17% total return.1, 2

India was the strongest BRIC performer, with the MSCI India Index generating a +6.74% total return for the 12-month period, driven by an improvement in the country’s current account and investor optimism about its economic growth.1, 2 Expectations of an improved policy environment after the conclusion of upcoming general elections also helped investor sentiment. India’s gross domestic product (GDP) growth slowed to 4.6% in calendar year 2013, the slowest pace in more than a decade, resulting largely from declines in mining and manufacturing growth.3 However, the agriculture and services sectors supported economic growth. The Reserve Bank of India (RBI) lowered its benchmark interest rate early in the period in an effort to stimulate economic growth. However, the RBI raised its benchmark interest rate in September 2013 and January 2014 for a total of 75 basis points (bps; 100 bps equal one percentage point) to 8.0%, in an effort to control inflation and currency devaluation, which helped the rupee recover from its August 2013 multi-year lows.

4 | Annual Report

China, as measured by the MSCI China Index, generated a +2.52% total return for the 12-month period as signs of moderating economic growth led to investor optimism that the government would implement stimulus measures.1, 2 China’s 2013 GDP grew 7.7%, which matched 2012’s growth rate and was stronger than the government’s 7.5% target.4 Policymakers continued their efforts to make the country’s economy more consumer driven and less reliant on exports and debt-fueled investments. GDP growth moderated to 7.4% year-over-year in the first quarter of 2014, resulting largely from slower growth in industrial production, fixed asset investment and exports.4 However, retail sales continued to grow as household income rose rapidly. Furthermore, the government’s economic restructuring gained traction as domestic demand continued to account for a greater portion of GDP. The inflation rate remained relatively low, leading the PBOC to leave its benchmark interest rate unchanged at 6.0% while it tightened liquidity. After strengthening earlier, the Chinese yuan weakened toward period-end as the PBOC intervened in an effort to curb currency speculation.

In contrast, Russia performed poorly, as measured by the MSCI Russia Index’s -10.45% total return for the 12 months under review.2 Russia’s GDP growth rate slowed from 3.4% in 2012 to 1.3% in 2013, the lowest annual rate since 2009, resulting partly from lower business investment activity and consumer spending.5 The first quarter of 2014 was characterized by heightened geopolitical tension between Russia and Ukraine. The political unrest in Ukraine intensified at the beginning of 2014 when the balance of power shifted from pro-Russian President Viktor Yanukovych, as he appeared to lose the oligarchs’ and ruling party’s support, toward protesters and the opposition, who favored stronger economic ties with the European Union (EU). After President Yanukovych left the capital, Kiev, and protesters took control of the presidential administration buildings, the opposition-controlled parliament ousted him and scheduled an early presidential election for May 25. On March 1, Russia’s parliament approved President Vladimir Putin’s request to use force in Crimea, an autonomous republic within Ukraine where Russia has a naval base in Sevastopol, to protect Russian interests. This resulted in the MSCI Russia Index’s sharp one-day decline of 11.69% in U.S. dollar terms on March 3.2 The ruble’s sharp devaluation prompted the Central Bank of Russia to raise its unified interest rate 150 bps to 7.0% in an effort to support the currency. Through a Russian-supported referendum, Crimea voted to secede from Ukraine and join Russia, which subsequently annexed Crimea. However, the referendum was denounced by the G-7 countries, the North Atlantic Treaty Organization and the EU.6 By period-end, however, Russian stocks recovered most of the losses incurred following the escalation of the geopolitical crisis, as the economic sanctions imposed on Russia by the U.S. and the EU were not

Annual Report | 5

severe and as President Putin declared that Russia was not interested in annexing other parts of Ukraine. Despite recent de-escalation, the geopolitical tension between Russia and Ukraine could intensify in the future and lead the U.S. and the EU to impose further sanctions on Russia, which could negatively affect its economy and the region’s financial markets. Consistent with our long-term approach of finding what we consider to be bargain opportunities while seeking to minimize risk, we continue to monitor events in the region.

Brazil underperformed its BRIC peers, with the MSCI Brazil Index posting a -12.71% total return in U.S. dollar terms for the 12-month period, resulting partly from a weak currency.2 Brazil’s GDP growth rate accelerated from 1.0% in 2012 to 2.3% in 2013, supported by the government’s stimulus measures and growth in investment and agriculture.7 During the review period, Brazil’s central bank raised its benchmark interest rate 350 bps to 10.75% in an effort to curb inflationary pressures and currency depreciation. The central bank also announced a $60 billion plan to further support the Brazilian real, which declined in August 2013 to its weakest level against the U.S. dollar since the 2008–09 global financial crisis. The Brazilian real subsequently strengthened, but it touched a new low in early 2014, amid heightened volatility in emerging market currencies. Although independent credit rating agency Standard & Poor’s downgraded Brazil’s long-term debt rating to its lowest investment-grade rating of BBB- in March, citing slow economic growth and an expansionary fiscal policy that raised the country’s debt levels, Brazilian stocks continued to rally through March, recouping some of the earlier losses and ending the period on a positive note.8

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

Templeton BRIC Fund – Class A had a -5.69% cumulative total return for the 12 months ended March 31, 2014. In comparison, the MSCI BRIC Index had a -3.17% total return for the same period.1, 2 Please note index performance information is provided for reference and we do not attempt to track any

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

6 | Annual Report

index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Chinese Internet giant Tencent Holdings, one of the world’s largest and most widely used Internet service portals; Mindtree, an Indian information technology (IT) consulting services company; and TravelSky Technology, a monopolistic IT solutions provider for China’s air travel and tourism industries.

Tencent Holdings contributed significantly to Fund performance as it benefited from the general strength of Chinese Internet stocks resulting from increased demand for mobile services. Furthermore, many investors considered the company’s recent strategic investments to have strong growth potential. Founded in 1998 to provide instant messenger services, Tencent grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Some of its most popular services include social networks, web portals, e-commerce and multi-player online games. Its mobile chat services, WeChat and Weixin, have helped bolster its continued expansion into smartphone services, including online shopping and international markets. Chinese-language Internet usage has been growing rapidly, and Tencent, as China’s biggest Internet company, appeared to us to be well positioned to benefit from the increasing demand for social media and online entertainment.

Co-headquartered in Warren, New Jersey, and Bangalore, India, Mindtree benefited from the rising outsourcing trend by U.S. and European corporations to Indian IT consulting firms. With about 13,000 employees in three development centers in India and more than 20 offices in Asia, Europe and the U.S., Mindtree provides consulting services to more than 200 clients, including many Fortune 500 companies. The company reported robust year-over-year growth. In our view, the company’s strong deal pipeline, improved client metrics and ability to attract and retain talent could support long-term growth.

TravelSky Technology’s monopolistic position in providing IT solutions for China’s air travel and tourism industries, in our view, positions the company well to potentially generate strong growth as rising disposable income can provide many Chinese consumers with the resources for increased travel

Top 10 Equity Holdings
3/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
Tencent Holdings Ltd.	8.3%
Internet Software & Services, China
China Mobile Ltd.	5.1%
Wireless Telecommunication Services,
China
Infosys Ltd.	4.9%
IT Services, India
Banco Itau (Itausa - Investimentos
Itau SA), pfd.	4.6%
Banks, Brazil
LUKOIL Holdings, ADR	4.4%
Oil, Gas & Consumable Fuels, Russia
Luk Fook Holdings (International) Ltd.	3.9%
Specialty Retail, Hong Kong
Ambev SA	3.5%
Beverages, Brazil
Banco Bradesco SA, ADR, pfd.	3.3%
Banks, Brazil
Vale SA, ADR, pfd., A	3.3%
Metals & Mining, Brazil
Itau Unibanco Holding SA, ADR	2.9%
Banks, Brazil

Annual Report | 7

and tourism. TravelSky’s share price rose throughout much of the year amid the general strength of Internet services stocks and optimism about China’s economic growth, particularly in the latter half of 2013. Although weaker-than-expected 2013 corporate results reported near period-end eroded earlier gains, we remained confident of the company’s longer term potential because of its strong balance sheet and dominant market position in China’s growing aviation industry, which has high barriers to entry.

In contrast, key detractors from the Fund’s absolute performance included Brazil-based Vale, a major global mining company; Giordano International, a Hong Kong-listed fashion retailer with major operations in Hong Kong, China and Taiwan; and Yitai Coal (Inner Mongolia Yitai Coal), one of China’s largest coal producers.

Vale owns large iron ore and nickel reserves, as well as transport and logistics assets. Its share price declined as metal and iron ore prices fell because of concerns about the pace of China’s economic growth, especially when weaker-than-expected economic reports were released in early 2014. Further pressuring its share price was the company’s February announcement of a large fourth quarter 2013 loss resulting mainly from the settlement of a tax dispute with the Brazilian government. On the positive side, higher sales volume and successful cost-cutting measures supported Vale’s earnings and cash generation. In late March, Vale’s shares rallied as investors grew more optimistic about China’s economy. We believe that iron ore demand from China’s steel industry is likely to grow over the long term, which could lead to higher iron ore prices and potentially boost Vale’s production and sales volumes.

Giordano International has a business valuation that we considered to be attractive, because of the potential for its market share to grow as Chinese consumers’ discretionary income rises. However, signs of weakness in Hong Kong’s general retail environment and intensifying competition resulted in slower sales growth, heavy discounting and lower 2013 profits, leading Giordano’s share price to decline. In our view, the company’s good brand recognition in its major markets, excellent service quality, healthy balance sheet, high dividend yield and focus on cash generation could support long-term growth.

Yitai Coal’s 2013 output totaled about 46 million tons. In addition to producing high-quality thermal coal, the company holds a diverse business portfolio that includes coal-to-oil conversion technology, railway transportation, pharmaceuticals and solar power generation. Its share price declined

8 | Annual Report

because of lower 2013 revenues and earnings resulting from weaker sales volume and average coal price. Further weighing on investor sentiment was the Chinese government’s plan to reduce air pollution by encouraging alternative, cleaner energy sources such as natural gas and wind power, which could dampen coal demand.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered to be under-appreciated companies with attractive growth prospects led us to undertake purchases largely in household and personal products, beverages, specialty retail, automobile, biotechnology, marine transportation, and Internet software and services companies. We initiated positions mostly in India and China via China H, Red Chip and P Chip shares.9 Key purchases included new positions in ICICI Bank, one of India’s largest banks; Sohu.com, the operator of one of China’s top Internet portals and a provider of sponsored search, wireless and online gaming services; and Hypermarcas, one of Brazil’s largest and most diversified consumer goods and pharmaceutical companies.

Conversely, we undertook some sales because of share redemptions and as we sought to strategically reposition the Fund’s portfolio. We reduced investments largely in oil, gas and consumable fuels companies; metals and mining companies; and banks. Some of our largest sales were in Russia and China via China H, Red Chip and P Chip shares. We made other sales in India and Brazil. Key sales included elimination of the Fund’s positions in CNOOC, a major Chinese oil and gas company, and China Merchants Bank, a banking products and services provider, as well as reductions of investments in PetroChina, one of China’s largest integrated oil and gas companies, and Russia-based Gazprom, the world’s largest natural gas producer.

Annual Report | 9

Thank you for your continued participation in Templeton BRIC Fund.

We look forward to serving your future investment needs.

                                   Portfolio Management Team
                                        Templeton BRIC Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. Source: India Central Statistical Organization.
4. Source: The website of the National Bureau of the People’s Republic of China (www.stats.gov.cn).
5. Source: Federal State Statistics Service, Russia.
6. The G-7 (Group of Seven) is an economic alliance of Canada, France, Germany, Italy, Japan, the U.K. and the U.S.
7. Source: Brazilian Institute of Geography and Statistics (IBGE).
8. This does not indicate Standard & Poor’s rating of the Fund.
9. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock Exchange-
listed companies incorporated outside of China, controlled by Chinese mainland individuals, with a majority of businesses in China.

Annual Report | 11

Performance Summary as of 3/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class	3/31/14	3/31/13		Change
	A (TABRX)	$10.32	$11.28	-$	0.96
	C (TPBRX)	$10.16	$11.10	-$	0.94
	Advisor (TZBRX)	$10.28	$11.25	-$	0.97

	Distributions
	Share Class	Dividend Income
A	(4/1/13–3/31/14)	$0.3352
C	(4/1/13–3/31/14)	$0.2462
	Advisor (4/1/13–3/31/14)	$0.3719

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A						2.07%	2.08%
1-Year		-5.69%		-11.12%	$8,888
5-Year	+	51.93%	+	7.44%	$14,315
Inception (6/1/06)	+	15.01%	+	1.04%	$10,840
C						2.78%	2.79%
1-Year		-6.37%		-7.28%	$9,272
5-Year	+	46.55%	+	7.94%	$14,655
Inception (6/1/06)	+	8.99%	+	1.11%	$10,899
Advisor[6]						1.78%	1.79%
1-Year		-5.48%		-5.48%	$9,452
5-Year	+	54.13%	+	9.04%	$15,413
Inception (6/1/06)	+	16.87%	+	2.01%	$11,687

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in BRIC companies, which are located in, or operate in, emerg-
ing market countries, involve heightened risks related to the same factors, in addition to those associated with these companies’ smaller size, lesser liquidity and the lack of established legal, political, business and social frameworks to support securities markets in the coun-
tries in which they operate. The Fund is a nondiversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. All investments in emerging markets should be considered long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s invest-
ment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual
Fund operating expenses to become higher than the figures shown.
6. Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quota-
tions for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund’s
Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees;
and (b) for periods after 8/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since
8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -24.82% and -4.91%.
7. Source: © 2014 Morningstar. The MSCI BRIC Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.
8. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any
MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$994.30	$9.99
Hypothetical (5% return before expenses)	$1,000	$1,014.91	$10.10
C
Actual	$1,000	$990.80	$13.50
Hypothetical (5% return before expenses)	$1,000	$1,011.37	$13.64
Advisor
Actual	$1,000	$995.60	$8.56
Hypothetical (5% return before expenses)	$1,000	$1,016.36	$8.65

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.01%; C: 2.72%; and Advisor: 1.72%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

16 | Annual Report

Templeton Global Investment Trust
Financial Highlights

Templeton BRIC Fund
		Year Ended March 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.28	$12.21	$15.44	$13.77	$7.17
Income from investment operations[a]:
Net investment income[b]	0.28	0.12	0.14	0.02	0.01
Net realized and unrealized gains (losses)	(0.90)	(0.99)	(3.22)	1.68	6.63
Total from investment operations	(0.62)	(0.87)	(3.08)	1.70	6.64
Less distributions from net investment income	(0.34)	(0.06)	(0.15)	(0.03)	(0.04)
Net asset value, end of year	$10.32	$11.28	$12.21	$15.44	$13.77

Total return[c]	(5.69)%	(7.15)%	(19.93)%	12.47%	92.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.10%	2.06%	2.02%	2.11%	2.15%
Expenses net of waiver and payments by affiliates	2.00%	2.06%	2.02%	2.11%	2.15%[d]
Net investment income	2.61%	1.02%	1.05%	0.17%	0.04%

Supplemental data
Net assets, end of year (000’s)	$182,772	$270,172	$398,712	$595,870	$587,393
Portfolio turnover rate	19.88%	29.92%	18.48%	18.74%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton BRIC Fund
		Year Ended March 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.10	$12.04	$15.20	$13.62	$7.14
Income from investment operations[a]:
Net investment income (loss)[b]	0.20	0.03	0.05	(0.07)	(0.08)
Net realized and unrealized gains (losses)	(0.89)	(0.97)	(3.16)	1.65	6.59
Total from investment operations	(0.69)	(0.94)	(3.11)	1.58	6.51
Less distributions from net investment income	(0.25)	—	(0.05)	—	(0.03)
Net asset value, end of year	$10.16	$11.10	$12.04	$15.20	$13.62

Total return[c]	(6.37)%	(7.81)%	(20.46)%	11.60%	91.24%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.82%	2.77%	2.72%	2.81%	2.85%
Expenses net of waiver and payments by affiliates	2.72%	2.77%	2.72%	2.81%	2.85%[d]
Net investment income (loss)	1.89%	0.31%	0.35%	(0.53)%	(0.66)%

Supplemental data
Net assets, end of year (000’s)	$58,216	$89,887	$127,570	$195,492	$192,625
Portfolio turnover rate	19.88%	29.92%	18.48%	18.74%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust
Financial Highlights (continued)

Templeton BRIC Fund
		Year Ended March 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.25	$12.18	$15.42	$13.77	$7.15
Income from investment operations[a]:
Net investment income (loss)[b]	0.30	0.15	0.15	0.03	(0.05)
Net realized and unrealized gains (losses)	(0.90)	(0.98)	(3.19)	1.72	6.72
Total from investment operations	(0.60)	(0.83)	(3.04)	1.75	6.67
Less distributions from net investment income	(0.37)	(0.10)	(0.20)	(0.10)	(0.05)
Net asset value, end of year	$10.28	$11.25	$12.18	$15.42	$13.77

Total return	(5.48)%	(6.86)%	(19.66)%	12.67%	93.41%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.82%	1.77%	1.72%	1.81%	1.85%
Expenses net of waiver and payments by affiliates	1.72%	1.77%	1.72%	1.81%	1.85%[c]
Net investment income	2.89%	1.31%	1.35%	0.47%	0.34%

Supplemental data
Net assets, end of year (000’s)	$9,426	$13,549	$23,410	$28,617	$15,920
Portfolio turnover rate	19.88%	29.92%	18.48%	18.74%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Statement of Investments, March 31, 2014

		Templeton BRIC Fund	Industry	Shares	Value
		Common Stocks 85.0%
		Brazil 8.7%
		AES Tiete SA	Independent Power & Renewable
			Electricity Producers	243,600	$1,696,625
		Ambev SA	Beverages	1,185,030	8,854,228
		Cia Hering	Specialty Retail	136,200	1,643,850
		Hypermarcas SA	Personal Products	335,339	2,425,740
		Itau Unibanco Holding SA, ADR	Banks	484,267	7,196,208
					21,816,651

		China 33.9%
		Beijing Capital Land Ltd., H	Real Estate Management & Development	15,366,400	5,646,171
		China Mobile Ltd.	Wireless Telecommunication Services	1,398,359	12,800,120
		China Overseas Land & Investment Ltd.	Real Estate Management & Development	744,000	1,923,199
		China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	7,144,800	6,411,156
		China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	660,000	1,906,027
		[a]China Shipping Development Co. Ltd., H	Marine	2,262,000	1,291,913
		COSCO Pacific Ltd.	Transportation Infrastructure	1,073,065	1,368,231
		CPMC Holdings Ltd.	Containers & Packaging	1,818,200	1,448,662
		Dongfang Electric Corp. Ltd., H	Electrical Equipment	488,000	758,759
		Dongfeng Motor Group Co. Ltd., H	Automobiles	1,836,000	2,608,503
		Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,081,272	1,307,258
		[a]Integrated Waste Solutions Group Holdings Ltd.	Commercial Services & Supplies	7,402,000	477,151
		Lianhua Supermarket Holdings Ltd.	Food & Staples Retailing	3,315,000	1,884,773
		PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	2,752,000	2,998,073
		Ports Design Ltd.	Textiles, Apparel & Luxury Goods	2,649,300	1,386,737
		Sinotrans Shipping Ltd.	Marine	1,935,000	576,275
		Soho China Ltd.	Real Estate Management & Development	7,630,649	6,276,523
		[a]Sohu.com Inc.	Internet Software & Services	49,200	3,202,428
		Tencent Holdings Ltd.	Internet Software & Services	297,419	20,686,983
		Tingyi (Cayman Islands) Holding Corp.	Food Products	850,000	2,443,773
		Travelsky Technology Ltd., H	IT Services	7,011,700	6,228,444
		Uni-President China Holdings Ltd.	Food Products	1,415,500	1,188,031
					84,819,190

		Hong Kong 9.9%
		BOC Hong Kong (Holdings) Ltd.	Banks	2,174,000	6,180,237
		Giordano International Ltd.	Specialty Retail	7,773,725	5,011,136
		I.T Ltd.	Specialty Retail	6,947,400	1,845,128
		Luk Fook Holdings (International) Ltd.	Specialty Retail	3,138,184	9,892,232
		Perfect Shape PRC Holdings Ltd.	Diversified Consumer Services	848,200	204,492
		Sa Sa International Holdings Ltd.	Specialty Retail	2,192,000	1,752,142
					24,885,367

		India 23.9%
		Bajaj Holdings and Investment Ltd.	Diversified Financial Services	231,042	3,907,484
		Biocon Ltd.	Biotechnology	475,389	3,358,972
		Coal India Ltd.	Oil, Gas & Consumable Fuels	291,825	1,399,924
		Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	54,930	2,343,826
		Federal Bank Ltd.	Banks	2,202,542	3,504,837
		Grasim Industries Ltd.	Construction Materials	116,835	5,619,430

20	|	Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton BRIC Fund	Industry	Shares	Value
Common Stocks (continued)
India (continued)
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	14,987	$85,117
ICICI Bank Ltd.	Banks	249,850	5,184,965
Infosys Ltd.	IT Services	226,400	12,369,102
Maharashtra Seamless Ltd.	Metals & Mining	1,199,422	3,890,152
Mindtree Ltd.	IT Services	274,774	6,037,336
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	503,056	2,671,398
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	446,684	6,918,150
Tata Consultancy Services Ltd.	IT Services	75,090	2,662,839
			59,953,532

Russia 8.6%
CTC Media Inc.	Media	492,861	4,539,250
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	592,846	4,565,803
[b]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	83,250	4,625,786
[b]LUKOIL Holdings, ADR (London Stock
Exchange)	Oil, Gas & Consumable Fuels	115,400	6,412,201
[a]Yandex NV, A	Internet Software & Services	41,332	1,247,813
			21,390,853

Total Common Stocks
(Cost $189,585,899)			212,865,593

Preferred Stocks 12.2%
Brazil 12.2%
Banco Bradesco SA, ADR, pfd.	Banks	613,066	8,380,612
Bradespar SA, pfd.	Metals & Mining	274,700	2,383,062
Itausa - Investimentos Itau SA, pfd.	Banks	2,798,781	11,412,014
Vale SA, ADR, pfd., A	Metals & Mining	671,895	8,365,093

Total Preferred Stocks
(Cost $30,418,008)			30,540,781

Total Investments before Short Term
Investments (Cost $220,003,907)			243,406,374

Annual Report | 21

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton BRIC Fund	Trust	Industry	Shares	Value
Short Term Investments
(Cost $5,506,170) 2.2%
Money Market Funds 2.2%
United States 2.2%
[a,c]Institutional Fiduciary Trust Money Market
Portfolio			5,506,170	$5,506,170

Total Investments (Cost $225,510,077)
99.4%				248,912,544
Other Assets, less Liabilities 0.6%				1,500,881

Net Assets 100.0%				$250,413,425

See Abbreviations on page 38.

aNon-income producing.
bAt March 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Templeton
BRIC Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$220,003,907
Cost - Sweep Money Fund (Note 3f)	5,506,170
Total cost of investments	$225,510,077
Value - Unaffiliated issuers	$243,406,374
Value - Sweep Money Fund (Note 3f)	5,506,170
Total value of investments	248,912,544
Receivables:
Investment securities sold	2,226,225
Capital shares sold	113,439
Dividends	748,729
Foreign tax	154,655
Other assets	172
Total assets	252,155,764
Liabilities:
Payables:
Investment securities purchased	220,778
Capital shares redeemed	787,548
Management fees	241,810
Distribution fees	187,794
Transfer agent fees	177,732
Accrued expenses and other liabilities	126,677
Total liabilities	1,742,339
Net assets, at value	$250,413,425
Net assets consist of:
Paid-in capital.	$530,004,016
Distributions in excess of net investment income	(630,706)
Net unrealized appreciation (depreciation)	23,367,398
Accumulated net realized gain (loss)	(302,327,283)
Net assets, at value	$250,413,425

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014

Templeton
BRIC Fund
Class A:
Net assets, at value	$182,771,717
Shares outstanding	17,715,849
Net asset value per share[a]	$10.32
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.95
Class C:
Net assets, at value	$58,215,871
Shares outstanding	5,731,071
Net asset value and maximum offering price per share[a]	$10.16
Advisor Class:
Net assets, at value	$9,425,837
Shares outstanding	916,586
Net asset value and maximum offering price per share	$10.28

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Templeton
BRIC Fund
Investment income:
Dividends (net of foreign taxes of $1,186,061)	$13,892,014
Income from securities loaned	247
Total investment income	13,892,261
Expenses:
Management fees (Note 3a)	3,868,327
Administrative fees (Note 3b)	58,571
Distribution fees: (Note 3c)
Class A	619,302
Class C	718,845
Transfer agent fees: (Note 3e)
Class A	840,908
Class C	276,573
Advisor Class	42,978
Custodian fees (Note 4)	120,155
Reports to shareholders	98,755
Registration and filing fees	64,062
Professional fees	82,416
Trustees’ fees and expenses	14,973
Other.	19,024
Total expenses	6,824,889
Expenses waived/paid by affiliates (Note 3f and 3g)	(304,498)
Net expenses	6,520,391
Net investment income	7,371,870
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(28,744,131)
Foreign currency transactions	48,348
Net realized gain (loss)	(28,695,783)
Net change in unrealized appreciation (depreciation) on:
Investments	(409,724)
Translation of other assets and liabilities denominated in foreign currencies	3,509
Net change in unrealized appreciation (depreciation)	(406,215)
Net realized and unrealized gain (loss)	(29,101,998)
Net increase (decrease) in net assets resulting from operations	$(21,730,128)

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Investment Trust

Financial Statements (continued)

Statements of Changes in Net Assets

Templeton	Templeton BRIC Fund
	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$7,371,870	$3,803,412
Net realized gain (loss) from investments and foreign currency transactions	(28,695,783)	3,279,187
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(406,215)	(47,844,055)
Net increase (decrease) in net assets resulting from operations	(21,730,128)	(40,761,456)
Distributions to shareholders from:
Net investment income:
Class A	(6,523,980)	(1,501,273)
Class C	(1,599,121)	—
Advisor Class	(378,633)	(127,624)
Total distributions to shareholders	(8,501,734)	(1,628,897)
Capital share transactions: (Note 2)
Class A	(65,400,617)	(98,071,144)
Class C	(24,570,655)	(27,609,561)
Advisor Class	(2,991,788)	(8,013,688)
Total capital share transactions	(92,963,060)	(133,694,393)
Net increase (decrease) in net assets	(123,194,922)	(176,084,746)
Net assets:
Beginning of year	373,608,347	549,693,093
End of year	$250,413,425	$373,608,347
Distributions in excess of net investment income included in net assets:
End of year	$(630,706)	$(1,011,743)

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements

Templeton BRIC Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-ended mutual funds are valued at the closing net asset value.

Annual Report | 27

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

28 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At March 31, 2014, the Fund had no securities on loan.

Annual Report | 29

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	2,332,736	$24,935,368	3,019,413	$34,339,577
Shares issued in reinvestment of
distributions	580,183	6,300,786	124,890	1,434,984
Shares redeemed	(9,148,404)	(96,636,771)	(11,841,255)	(133,845,705)
Net increase (decrease)	(6,235,485)	$(65,400,617)	(8,696,952)	$(98,071,144)
Class C Shares:
Shares sold	586,717	$6,084,750	694,634	$7,813,809
Shares issued in reinvestment of
distributions	134,756	1,444,586	—	—
Shares redeemed	(3,088,060)	(32,099,991)	(3,190,113)	(35,423,370)
Net increase (decrease)	(2,366,587)	$(24,570,655)	(2,495,479)	$(27,609,561)

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended March 31,
	2014		2013
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	429,853	$4,592,124	424,142	$4,792,705
Shares issued in reinvestment of
distributions	27,951	302,435	8,495	97,264
Shares redeemed	(745,619)	(7,886,347)	(1,149,524)	(12,903,657)
Net increase (decrease)	(287,815)	$(2,991,788)	(716,887)	$(8,013,688)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

32 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to May 1, 2013, the Fund paid an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class with the exception Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$60,219
CDSC retained	$11,100

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2014, the Fund paid transfer agent fees of $1,160,459, of which $546,446 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Effective April 1, 2013, TAML and Distributors have voluntarily agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 1.72%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, there were no credits earned.

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carry-forwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, capital loss carry forwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$85,086,528
2018	170,308,709
2019	12,538,988

Capital loss carryforwards not subject to expiration:
Short term	4,946,578
Long term	29,277,931
Total capital loss carryforwards	$302,158,734

The tax character of distributions paid during the years ended March 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from Ordinary Income	$8,501,734	$1,628,897

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$227,622,787

Unrealized appreciation	$45,406,881
Unrealized depreciation	(24,117,124)
Net unrealized appreciation (depreciation)	$21,289,757

Distributable earnings - undistributed ordinary income	$1,313,453

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $59,270,134 and $161,801,730, respectively.

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russia issuers’ credit ratings, or a decline in the value and liquidity of Russia stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that insurer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities.

At March 31, 2014, the Fund had 8.6% of its net assets invested in Russia.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$12,199,264	$9,191,589	$—	$21,390,853
All Other Equity Investments[b]	222,015,521	—	—	222,015,521
Short Term Investments	5,506,170	—	—	5,506,170
Total Investments in Securities	$239,720,955	$9,191,589	$—	$248,912,544

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

Annual Report | 37

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton BRIC Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

38 | Annual Report

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton BRIC Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

Annual Report | 39

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton BRIC Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 3.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,010,134 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

	Foreign Tax	Foreign	Foreign
	Paid	Source Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0511	$0.1851	$0.0795
Class C	$0.0511	$0.0638	$0.0274
Advisor Class	$0.0511	$0.2356	$0.1014

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

40 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton BRIC Fund

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013 (year of distribution). The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 41

Templeton Global Investment Trust

Board Members and Officers

The . name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	140	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	37	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(May 2014), Ares Capital Corporation
(specialty finance company)
(2010-present), United Natural Foods,
Inc. (distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
Principal Occupation During at Least the Past 5 Years:				distributors).
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

42 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	140	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	140	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	140	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Annual Report | 43

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 2001	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	44	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2006	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

44 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 45

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

46 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated
and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting esti-
mates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 47

Templeton Global Investment Trust

Shareholder Information

Templeton BRIC Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds comprising Templeton Global Investment Trust, including Templeton BRIC Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

48 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counter-party credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2013 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s total return in 2013 to be in the second-lowest performing quintile of the performance universe, and on an annualized basis to be in the lowest performing

Annual Report | 49

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

quintile of such universe for the previous three- and five-year periods. The performance universe was broad and not limited to funds investing in the BRIC countries, but the Board noted that the Fund’s total return had also underperformed each of the five other U.S. BRIC funds included in such universe during 2013 as well as the previous annualized three- and five-year periods. The Board was not satisfied with the Fund’s performance and discussed with management the reasons for such underperformance, as well as the appropriateness of some change in its portfolio management team. In discussing such performance, the Fund’s portfolio managers expressed their conviction that stocks held in the Fund’s portfolio reflected Templeton’s bottom-up, long-term value approach to investing and that the value of such holdings would eventually be recognized in the market. They noted steps being taken to improve performance, including a more rigorous ongoing review of the fundamentals of each holding and increased selling discipline where prices have declined, and also expressed optimism on the long-term future of the BRIC markets. During such discussions, management expressed its confidence in the existing portfolio management team based on their experience as well as success with other investment products. Based on such discussions and management’s confidence in the Fund’s portfolio managers, the Board did not feel any change in portfolio management should be made at present, but intends to monitor the Fund’s performance and continue discussions with management on an ongoing basis.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be within 20 basis points above the Lipper expense group median, and its actual total expense ratio to be the second highest in its Lipper expense group. Management agreed to extend the voluntary limit on expenses currently applied to the Fund, which the Board found to be acceptable.

50 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund

Annual Report | 51

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton BRIC Fund

Board Review of Investment Management Agreement (continued)

grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 | Annual Report

Annual Report and Shareholder Letter
TEMPLETON BRIC FUND

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 405 A 05/14

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	24

		Templeton Asian Growth Fund	3	Notes to Financial Statements	28

		Performance Summary	10	Report of Independent Registered
				Public Accounting Firm	39
		Your Fund’s Expenses	15
				Tax Information	40
		Important Notice to Shareholders	17
				Board Members and Officers	42
		Financial Highlights and
		Statement of Investments	18	Shareholder Information	48

Annual Report

Templeton Asian Growth Fund

Your Fund’s Goal and Main Investments: Templeton Asian Growth Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies located in the Asia region (excluding Australia, New Zealand and Japan) as defined in the prospectus. Such companies have their principal securities trading markets in, derive at least 50% of their total revenues or profits from goods or services produced or sales made in, have at least 50% of their assets in, are linked to currencies of, or are organized under the laws of or have principal offices in, Asia region countries.

This annual report for Templeton Asian Growth Fund covers the fiscal year ended March 31, 2014.

Economic and Market Overview

The 12 months under review were characterized by growth in emerging markets and a continued economic recovery in developed markets. Although several Asian and other emerging market countries faced headwinds such as soft domestic demand, weak exports and political unrest, emerging market economies overall continued to grow faster than developed market economies. China’s economic growth moderated, resulting largely from slower growth in industrial production, fixed asset investment and exports. However, retail sales continued to rise as household income increased rapidly. Domestic demand continued to account for a greater portion of gross domestic product, indicating that policymakers’ efforts to make China’s economy more consumer driven and less reliant on exports and debt-fueled investments gained traction. Although such economic restructuring resulted in near-term challenges, we think it could potentially lead to more sustainable, robust growth in the long term. Other Asian economies that showed signs of moderation included those of India, Indonesia and Thailand, while several economies, including those of South Korea and Malaysia, showed signs of improvement.

Central bank actions varied in Asia, as they did across other emerging markets. Several central banks, including those of South Korea and Thailand, lowered benchmark interest rates in an effort to boost economic growth. However, other central banks, including those of India and Indonesia, raised interest rates to control inflation and support their currencies. Despite high

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 22.

Annual Report | 3

inflation in several Asian countries, inflation levels in many other countries, including China, were relatively low, potentially giving their central banks room to support economic growth.

Asian and other emerging market equities underperformed their developed market counterparts during the period, as many investors seemed to focus more on headline news and the fiscal and monetary policies in major economies and less on the fundamental strength of many emerging market economies and equities. Asian and other emerging markets recovered from a sharp sell-off in May and June 2013, resulting from worries about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset-purchase program. Concerns about potential U.S. military intervention in Syria also weighed on markets, but investor confidence rose as the tension was defused and as the Fed delayed tapering its asset-purchase program. Asian and other emerging markets experienced heightened volatility later in the period as investors grew concerned about the Fed’s reduction of its monthly asset purchases beginning in January 2014, China’s moderating economic growth, the sharp devaluation of several emerging market currencies, and political unrest in Thailand, Turkey and Ukraine. Further pressuring stocks was the People’s Bank of China’s (PBOC’s) liquidity tightening to curb lending by banks and non-bank institutions, although the PBOC provided temporary liquidity at times. However, expectations for an economic stimulus package from China; optimism about the outcome of the upcoming elections in Indonesia, India and Turkey; and de-escalation of the geopolitical tension between Russia and Ukraine helped stock prices recover near period-end.

For the 12 months ended March 31, 2014, stocks in Asia excluding Japan, as measured by the MSCI All Country (AC) Asia ex Japan Index, generated a +3.07% total return.1, 2 Taiwan was a leading performer. Malaysia, India, South Korea, Hong Kong and China also generated gains. Singapore had a relatively small loss, while Indonesia, Thailand and the Philippines had steeper losses, resulting in part from weaker local currencies.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

4 | Annual Report

Performance Overview

Templeton Asian Growth Fund – Class A had a -5.88% cumulative total return for the 12 months ended March 31, 2014. In comparison, the MSCI AC Asia ex Japan Index generated a +3.07% total return for the same period.1, 2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Manager’s Discussion

The top three stock contributors to absolute performance during the reporting period were MCB Bank, one of Pakistan’s largest banks in terms of assets and deposits; Hyundai Development, one of South Korea’s leading residential property developers; and Brilliance China Automotive Holdings, one of China’s major automobile manufacturers.

MCB Bank is Pakistan’s most profitable bank, resulting from an industry-high 90% share of low-cost deposits in its total deposit base. MCB benefited from positive investor sentiment in the country following the election of opposition leader Nawaz Sharif as prime minister. The new government is more open to efforts by MCB and other banks to use available surplus equity to expand overseas or acquire domestic banks to consolidate the industry. In our view, higher lending rates, investment yields and loan growth, combined with low credit cost, could boost MCB’s earnings growth. High-quality assets, improving domestic business and international expansion, and increased focus on branch-less and Islamic banking could support the bank’s long-term performance.

Hyundai Development, with its strong IPARK brand, has a market-leading position in South Korea’s residential construction business. Despite a weak fourth-quarter 2013 earnings report, Hyundai Development’s share price rebounded near period-end because of investor expectations that signs of improvement in South Korea’s housing market, as indicated in the company’s encouraging 2014 outlook, and the government’s stimulus and deregulation measures, could boost earnings growth. In our view, the country’s growing economy, low interest rates and tax breaks could drive housing demand and potentially benefit the company.

Brilliance China Automotive, which has a joint venture with German luxury car maker BMW for the production and sale of BMW 3-series and 5-series

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Annual Report | 5

cars and X1 compact sport utility vehicles in China, generated strong sales volume and earnings. The company remained a beneficiary of China’s luxury automobile market growth, driven by China’s expanding middle class. We believe that Brilliance China’s capacity expansion, strong brand recognition, product pipeline and business execution could allow the automaker to continue enjoying higher demand for its products and increasing its market share.

In contrast, key detractors from the Fund’s absolute performance included Yitai Coal (Inner Mongolia Yitai Coal), one of China’s biggest coal producers; China VTM (Vanadium Titano-Magnetite) Mining, a major iron ore mine operator in China’s Sichuan Province; and Bank Danamon Indonesia, one of the county’s largest banks.

Yitai Coal’s 2013 output totaled about 46 million tons. In addition to producing high-quality thermal coal, the company holds a diverse business portfolio that includes coal-to-oil conversion technology, railway transportation, pharmaceuticals and solar power generation. Its share price declined because of lower 2013 revenues and earnings resulting from weaker sales volume and average coal price. Further weighing on investor sentiment was the Chinese government’s plan to reduce air pollution by encouraging alternative, cleaner energy sources such as natural gas and wind power, which could dampen coal demand.

China VTM Mining is engaged primarily in mining, ore processing and iron pelletizing, as well as selling iron pellets and medium- and high-grade titanium concentrates to steel producers and titanium-related products users. Its share price corrected after minority shareholders rejected a privatization proposal from the controlling shareholder in May. Weak production, resulting partly from the closure of the company’s biggest niobium and tantalum mine, and low iron ore prices, also negatively affected the company’s shares. We maintained a long-term positive view of the company because of its favorable long-term demand outlook, driven by China’s steel production growth, and valuations we considered to be attractive.

Bank Danamon Indonesia, in our view, could potentially benefit from the country’s economic growth and the rising middle class’s increasing demand for financial products. The bank’s share price declined as regulatory hurdles led Singapore-based DBS Group Holdings to abandon its bid for a controlling stake and as the Indonesian equity market remained weak because of fears

6 | Annual Report

that the Fed’s tapering of its asset-purchase program could further weaken Indonesia’s current account position. We believe that Bank Danamon, which has one of Indonesia’s largest distribution networks, remains well positioned to potentially benefit from the country’s growing, underserved banking sector. The Fund’s holdings in Indonesia rose in value during the period’s final quarter, offsetting some of the earlier losses, as the country’s equity market and currency rallied because of encouraging economic reports and investor optimism that the upcoming elections would result in a reformist government.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2014, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments are traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered undervalued stocks with attractive fundamentals led us to increase the Fund’s holdings in Thailand and Indonesia. Key purchases included additional investments in PTT, Thailand’s state-owned integrated oil and gas company; Siam Commercial Bank, a leading Thai bank; and Bank Danamon Indonesia.

Conversely, we undertook some sales because of share redemptions and as we focused on stocks we considered to be more attractively valued within our investment universe. Such sales were largely in banks, metals and mining companies, and transportation and infrastructure companies. In addition to closing our position in Taiwan, we conducted some of our largest sales in Pakistan, India and China via China H shares.3 Key sales included eliminations of the Fund’s positions in Taiwan-listed garment manufacturer Tainan Enterprises and Pakistani bank Faysal Bank, as well as reduction of our

Top 10 Equity Holdings
3/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	5.8%
Automobiles, China
Hyundai Development Co.	5.3%
Construction & Engineering, South Korea
United Tractors Tbk PT	5.0%
Machinery, Indonesia
Anhui Tianda Oil Pipe Co. Ltd., H	4.9%
Energy Equipment & Services, China
China Merchants Bank Co. Ltd., H	4.8%
Banks, China
Astra International Tbk PT	4.8%
Automobiles, Indonesia
MCB Bank Ltd.	4.5%
Banks, Pakistan
Shenzhen Chiwan Wharf Holdings Ltd., B	4.5%
Transportation Infrastructure, China
SembCorp Marine Ltd.	4.1%
Machinery, Singapore
Land and Houses PCL, fgn.	3.7%
Real Estate Management & Development,
Thailand

Annual Report | 7

investment in Chinese alumina and aluminum products company Chalco (Aluminum Corp. of China).

Thank you for your participation in Templeton Asian Growth Fund.

                              Portfolio Management Team
                           Templeton Asian Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatso-
ever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

Annual Report | 9

Performance Summary as of 3/31/14

Templeton Asian Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

	Net Asset Value
	Share Class	3/31/14	3/31/13		Change
	A (FASQX)	$8.63	$9.45	-$	0.82
	C (n/a)	$8.58	$9.42	-$	0.84
	Advisor (n/a)	$8.64	$9.46	-$	0.82
			5/1/13
	R6 (n/a)	$8.64	$9.47	-$	0.83

	Distributions
		Dividend	Long-Term
	Share Class	Income	Capital Gain		Total
A	(4/1/13–3/31/14)	$0.0748	$0.1481		$0.2229
C	(4/1/13–3/31/14)	$0.0110	$0.1481		$0.1591
R6	(5/1/13–3/31/14)	$0.1101	$0.1481		$0.2582
Advisor	(4/1/13–3/31/14)	$0.0978	$0.1481		$0.2459

10 | Annual Report

Performance Summary (continued)

Performance as of 3/31/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges.

Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	(with waiver)	(without waiver)
A				1.67%	3.00%
1-Year	-5.88%	-11.26%	$8,874
3-Year	-8.41%	-4.79%	$8,631
Since Inception (11/1/10)	-8.59%	-4.28%	$8,615
C				2.42%	3.75%
1-Year	-6.78%	-7.70%	$9,230
3-Year	-10.56%	-3.65%	$8,944
Since Inception (11/1/10)	-11.00%	-3.36%	$8,900
R6[6]				1.20%	2.55%
Since Inception (5/1/13)	-6.10%	-6.10%	$9,390
Advisor				1.42%	2.75%
1-Year	-5.63%	-5.63%	$9,437
3-Year	-7.71%	-2.64%	$9,229
Since Inception (11/1/10)	-7.80%	-2.35%	$9,220

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctua-
tions, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term.
The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/14. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Since Class R6 shares have existed for less than one year, performance is shown for the period since inception and is not annualized.
7. Source: © 2014 Morningstar. The MSCI AC Asia ex Japan Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of Asia, excluding Japan.
8. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products.
This report is not approved, reviewed or produced by MSCI.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.

The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13–3/31/14
A
Actual	$1,000	$1,014.60	$8.04
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05
C
Actual	$1,000	$1,009.80	$12.03
Hypothetical (5% return before expenses)	$1,000	$1,012.96	$12.04
R6
Actual	$1,000	$1,016.30	$5.93
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94
Advisor
Actual	$1,000	$1,016.10	$7.04
Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.60%; C: 2.40%; R6: 1.18%; and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

16 | Annual Report

Important Notice to Shareholders

On February 25, 2014, the Board of Trustees of Templeton Asian Growth Fund approved a proposal to terminate and liquidate the Fund.

Effective at the close of market on March 18, 2014, the Fund closed to new investors. Existing investors who had an open and funded account on March 18, 2014 can continue to invest through exchanges and additional purchases. Effective at the close of market on May 13, 2014, the Fund will be closed to additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

The liquidation is anticipated to occur on or about May 20, 2014 (Liquidation Date).

Annual Report | 17

Templeton Global Investment Trust

Financial Highlights

Templeton Asian Growth Fund
		Year Ended March 31,
Class A	2014	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.45	$9.00	$9.98	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	0.09	0.12	0.08	(0.04)
Net realized and unrealized gains (losses)	(0.69)	0.49	(0.94)	0.02
Total from investment operations	(0.60)	0.61	(0.86)	(0.02)
Less distributions from:
Net investment income	(0.07)	(0.13)	(0.11)	—
Net realized gains	(0.15)	(0.03)	(0.01)	—
Total distributions	(0.22)	(0.16)	(0.12)	—
Net asset value, end of year	$8.63	$9.45	$9.00	$9.98

Total return[d]	(5.88)%	6.33%	(8.48)%	(0.20)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.01%	3.00%	3.53%	4.22%
Expenses net of waiver and payments by affiliates	1.62%	1.76%	2.00%	2.05%
Net investment income (loss)	1.04%	1.32%	0.81%	(1.01)%

Supplemental data
Net assets, end of year (000’s)	$7,663	$9,895	$8,153	$7,052
Portfolio turnover rate	14.42%	14.10%	13.05%	11.22%

aFor the period November 1, 2010 (commencement of operations) to March 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Asian Growth Fund
		Year Ended March 31,
Class C	2014	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.42	$8.96	$9.95	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	0.02	0.05	(—)[d]	(0.07)
Net realized and unrealized gains (losses)	(0.70)	0.50	(0.92)	0.02
Total from investment operations	(0.68)	0.55	(0.92)	(0.05)
Less distributions from:
Net investment income	(0.01)	(0.06)	(0.06)	—
Net realized gains	(0.15)	(0.03)	(0.01)	—
Total distributions	(0.16)	(0.09)	(0.07)	—
Net asset value, end of year	$8.58	$9.42	$8.96	$9.95

Total return[e]	(6.78)%	5.63%	(9.16)%	(0.50)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	3.80%	3.75%	4.28%	5.02%
Expenses net of waiver and payments by affiliates	2.41%	2.51%	2.75%	2.85%
Net investment income (loss)	0.25%	0.57%	0.06%	(1.81)%

Supplemental data
Net assets, end of year (000’s)	$1,670	$2,075	$1,769	$1,140
Portfolio turnover rate	14.42%	14.10%	13.05%	11.22%

aFor the period November 1, 2010 (commencement of operations) to March 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Asian Growth Fund
Period Ended
March 31,
Class R6	2014 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.47
Income from investment operations[b]:
Net investment income[c]	0.12
Net realized and unrealized gains (losses)	(0.69)
Total from investment operations	(0.57)
Less distributions from:
Net investment income	(0.11)
Net realized gains	(0.15)
Total distributions	(0.26)
Net asset value, end of period	$8.64

Total return[d]	(6.10)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.06%
Expenses net of waiver and payments by affiliates	1.21%
Net investment income	1.45%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	14.42%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Highlights (continued)

Templeton Asian Growth Fund
		Year Ended March 31,
Advisor Class	2014	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.46	$9.01	$9.99	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	0.10	0.14	0.07	(0.03)
Net realized and unrealized gains (losses)	(0.67)	0.49	(0.91)	0.02
Total from investment operations	(0.57)	0.63	(0.84)	(0.01)
Less distributions from:
Net investment income	(0.10)	(0.15)	(0.13)	—
Net realized gains	(0.15)	(0.03)	(0.01)	—
Total distributions	(0.25)	(0.18)	(0.14)	—
Net asset value, end of year	$8.64	$9.46	$9.01	$9.99

Total return[d]	(5.63)%	6.57%	(8.24)%	(0.10)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.80%	2.75%	3.28%	4.02%
Expenses net of waiver and payments by affiliates	1.41%	1.51%	1.75%	1.85%
Net investment income (loss)	1.25%	1.57%	1.06%	(0.81)%

Supplemental data
Net assets, end of year (000’s)	$611	$830	$1,098	$1,001
Portfolio turnover rate	14.42%	14.10%	13.05%	11.22%

aFor the period November 1, 2010 (commencement of operations) to March 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Investment Trust

Statement of Investments, March 31, 2014

Templeton Asian Growth Fund	Industry	Shares	Value
Common Stocks 100.6%
China 35.8%
[a] Aluminum Corp. of China Ltd., H	Metals & Mining	430,000	$148,019
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	2,607,496	487,448
Brilliance China Automotive Holdings Ltd.	Automobiles	376,000	575,892
China Merchants Bank Co. Ltd., H	Banks	265,087	481,203
[a] China Vanadium Titano-Magnetite Mining Co. Ltd.	Metals & Mining	2,719,000	308,481
CNOOC Ltd.	Oil, Gas & Consumable Fuels	217,000	326,209
Guangzhou Automobile Group Co. Ltd., H	Automobiles	320,000	336,236
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	196,900	238,052
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	194,000	211,347
Shenzhen Chiwan Wharf Holdings Ltd., B	Transportation Infrastructure	274,000	444,394
			3,557,281

Hong Kong 6.7%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	36,900	359,406
VTech Holdings Ltd.	Communications Equipment	24,000	308,646
			668,052

India 8.8%
Infosys Ltd., ADR	IT Services	3,576	193,748
[b] Reliance Industries Ltd., GDR, 144A	Oil, Gas & Consumable Fuels	10,680	330,439
[c] Tata Steel Ltd., GDR, Reg S	Metals & Mining	54,134	350,382
			874,569

Indonesia 13.2%
Astra International Tbk PT	Automobiles	734,000	474,846
Bank Danamon Indonesia Tbk PT	Banks	912,988	348,377
United Tractors Tbk PT	Machinery	270,921	493,124
			1,316,347

Pakistan 7.5%
MCB Bank Ltd.	Banks	176,005	449,502
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	122,978	301,816
			751,318

Singapore 4.1%
SembCorp Marine Ltd.	Machinery	128,000	412,132

South Korea 5.3%
Hyundai Development Co.	Construction & Engineering	18,560	522,866

Thailand 19.2%
BEC World PCL, fgn.	Media	32,900	55,298
Kiatnakin Bank PCL, fgn.	Banks	207,300	271,712
Land and Houses PCL, fgn.	Real Estate Management & Development	1,237,200	370,111

22 | Annual Report

Templeton Global Investment Trust

Statement of Investments, March 31, 2014 (continued)

Templeton Asian Growth Fund	Industry	Shares	Value
Common Stocks (continued)
Thailand (continued)
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	72,800	$352,493
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	33,500	308,913
Siam Commercial Bank PCL, fgn.	Banks	59,100	287,070
Univanich Palm Oil PCL, fgn.	Food Products	797,700	263,235
			1,908,832

Total Common Stocks
(Cost $10,910,488)			10,011,397

Other Assets, less Liabilities (0.6)%			(63,266)
Net Assets 100.0%			$9,948,131

See Abbreviations on page 38.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014,
the value of this security was $330,439, representing 3.32% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2014, the value of this security was $350,382, representing
3.52% of net assets.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Investment Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Templeton
Asian Growth
Fund
Assets:
Investments in securities:
Cost	$10,910,488
Value	$10,011,397
Receivables:
Investment securities sold	121,437
Capital shares sold	195
Dividends	34,820
Affiliates	26,738
Other assets	7
Total assets	10,194,594
Liabilities:
Payables:
Capital shares redeemed	153,773
Distribution fees	5,229
Transfer agent fees	3,298
Funds advanced by custodian	72,274
Deferred tax	282
Accrued expenses and other liabilities	11,607
Total liabilities	246,463
Net assets, at value	$9,948,131
Net assets consist of:
Paid-in capital	$11,651,417
Undistributed net investment income	18,168
Net unrealized appreciation (depreciation)	(898,805)
Accumulated net realized gain (loss)	(822,649)
Net assets, at value	$9,948,131

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
March 31, 2014
Templeton
Asian Growth
Fund
Class A:
Net assets, at value	$7,662,522
Shares outstanding	888,193
Net asset value per share[a]	$8.63
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.16
Class C:
Net assets, at value	$1,669,678
Shares outstanding	194,501
Net asset value and maximum offering price per share[a]	$8.58
Class R6:
Net assets, at value	$4,560
Shares outstanding	528
Net asset value and maximum offering price per share	$8.64
Advisor Class:
Net assets, at value	$611,371
Shares outstanding	70,800
Net asset value and maximum offering price per share	$8.64

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Investment Trust

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Templeton
Asian Growth
Fund
Investment income:
Dividends (net of foreign taxes of $31,916)	$322,195
Expenses:
Management fees (Note 3a)	155,631
Administrative fees (Note 3b)	2,074
Distribution fees: (Note 3c)
Class A	18,929
Class C	20,298
Transfer agent fees: (Note 3e)
Class A	19,373
Class C	4,273
Class R6	63
Advisor Class	1,850
Custodian fees (Note 4)	8,635
Reports to shareholders	14,706
Registration and filing fees	71,216
Professional fees	51,491
Other	10,863
Total expenses	379,402
Expenses waived/paid by affiliates (Note 3f)	(169,364)
Net expenses	210,038
Net investment income	112,157
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $66)	(756,021)
Foreign currency transactions	(3,806)
Net realized gain (loss)	(759,827)
Net change in unrealized appreciation (depreciation) on:
Investments	(254,180)
Translation of other assets and liabilities denominated in foreign currencies	464
Change in deferred taxes on unrealized appreciation	6,940
Net change in unrealized appreciation (depreciation)	(246,776)
Net realized and unrealized gain (loss)	(1,006,603)
Net increase (decrease) in net assets resulting from operations	$(894,446)

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Investment Trust

Financial Statements (continued)

Statements of Changes in Net Assets

Templeton	Templeton Asian Growth Fund
	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$112,157	$129,928
Net realized gain (loss) from investments and foreign currency transactions	(759,827)	136,640
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	(246,776)	365,921
Net increase (decrease) in net assets resulting from operations	(894,446)	632,489
Distributions to shareholders from:
Net investment income:
Class A	(77,072)	(110,044)
Class C	(2,650)	(10,717)
Class R6	(58)	—
Advisor Class	(10,233)	(13,504)
Net realized gains:
Class A	(152,592)	(29,409)
Class C	(35,674)	(6,538)
Class R6	(78)	—
Advisor Class	(15,495)	(3,089)
Total distributions to shareholders	(293,852)	(173,301)
Capital share transactions: (Note 2)
Class A	(1,345,884)	1,395,280
Class C	(203,813)	237,597
Class R6	5,000	—
Advisor Class	(119,133)	(311,655)
Total capital share transactions	(1,663,830)	1,321,222
Net increase (decrease) in net assets	(2,852,128)	1,780,410
Net assets:
Beginning of year	12,800,259	11,019,849
End of year	$9,948,131	$12,800,259
Undistributed net investment income included in net assets:
End of year	$18,168	$—

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Investment Trust

Notes to Financial Statements

Templeton Asian Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Templeton Asian Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market March 18, 2014.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

28 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Annual Report | 29

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

30 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 31

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	235,168	$2,095,192	377,785	$3,432,698
Shares issued in reinvestment of
distributions	16,540	146,215	8,743	78,247
Shares redeemed	(410,240)	(3,587,291)	(245,959)	(2,115,665)
Net increase (decrease)	(158,532)	$(1,345,884)	140,569	$1,395,280
Class C Shares:
Shares sold	112,262	$1,010,209	133,923	$1,195,078
Shares issued in reinvestment of
distributions	4,335	38,238	1,930	17,255
Shares redeemed	(142,497)	(1,252,260)	(112,924)	(974,736)
Net increase (decrease)	(25,900)	$(203,813)	22,929	$237,597
Class R6 Shares[a]:
Shares sold	528	$5,000
Net increase (decrease)	528	$5,000
Advisor Class Shares:
Shares sold	57,854	$510,623	20,532	$184,632
Shares issued in reinvestment of
distributions	2,708	23,936	1,630	14,604
Shares redeemed	(77,505)	(653,692)	(56,325)	(510,891)
Net increase (decrease)	(16,943)	$(119,133)	(34,163)	$(311,655)

[a]For the period May 1, 2013 (effective date) to March 31, 2014.

32 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report | 33

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees (continued)

Prior to May 1, 2013, the Fund paid an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$6,506
CDSC retained	$6,438

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

34 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees (continued)

For the year ended March 31, 2014, the Fund paid transfer agent fees of $25,559, of which $15,466 was retained by Investor Services.

f. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C and Advisor Class of the Fund do not exceed 1.42%, and Class R6 does not exceed 1.20% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2014. Prior to the combining of the investment management and administrative agreements, the Fund had a contractual fee agreement with FT Services, which was eliminated effective May 1, 2013.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2014.

g. Other Affiliated Transactions

At March 31, 2014, Franklin Advisors Inc., (an affiliate of the investment manager) owned 32.31% of the outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2014, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$15,938
Long term	741,564
Total capital loss carryforwards	$757,502

Annual Report | 35

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended March 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$90,114	$132,665
Long term capital gain	203,738	40,636
	$293,852	$173,301

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$10,975,638

Unrealized appreciation	$814,477
Unrealized depreciation	(1,778,718)
Net unrealized appreciation (depreciation)	$(964,241)

Distributable earnings – undistributed ordinary income	$18,169

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $1,707,312 and $3,146,655, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

36 | Annual Report

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 37

Templeton Global Investment Trust

Notes to Financial Statements (continued)

Templeton Asian Growth Fund

9. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of March 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

Assets:	Level 1	Level 2	Level 3	Total
Investments in Securities:
Equity Investments:[a]
Thailand	$1,538,721	$370,111	$—	$1,908,832
All Other Equity Investments[b]	8,102,565	—	—	8,102,565
Total Investments in Securities	$9,641,286	$370,111	$—	$10,011,397
[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Funds has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 25, 2014, the Board approved a proposal to liquidate the Fund. The Fund expects to liquidate on May 20, 2014.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

38 | Annual Report

Templeton Global Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Asian Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Asian Growth Fund (the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 11, in February 2014 the Board of Trustees for the Templeton Asian Growth Fund approved a proposal to terminate and liquidate the fund. Our opinion is not modified in respect of this matter.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

Annual Report | 39

Templeton Global Investment Trust

Tax Information (unaudited)

Templeton Asian Growth Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $203,738 as a long term capital gain dividend for the fiscal year ended March 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $193,862 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax	Foreign Source	Foreign Source
	Paid	Income	Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0218	$0.1233	$0.0605
Class C	$0.0218	$0.0683	$0.0335
Class R6	$0.0218	$0.1432	$0.0702
Advisor Class	$0.0218	$0.1432	$0.0702

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

40 | Annual Report

Templeton Global Investment Trust

Tax Information (unaudited) (continued)

Templeton Asian Growth Fund

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 41

Templeton Global Investment Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	140	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	37	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(May 2014), Ares Capital Corporation
(specialty finance company)
(2010-present), United Natural Foods,
Inc. (distributor of natural, organic and
specialty foods) (2013-present), Allied
Capital Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company)
Fort Lauderdale, FL 33301-1923				and AML Foods Limited (retail
Principal Occupation During at Least the Past 5 Years:				distributors).
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

42 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	140	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manu-
facture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	140	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	140	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Annual Report | 43

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 2001	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	44	El Oro Ltd. (investments)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2006	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

44 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 45

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

46 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 47

Templeton Global Investment Trust

Shareholder Information

Templeton Asian Growth Fund

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds comprising Templeton Global Investment Trust, including Templeton Asian Growth Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports

48 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Board Review of Investment Management Agreement (continued)

periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares during 2013 and previous years of operations. The Lipper performance universe for the Fund consisted of all retail and institutional Pacific ex-Japan funds as designated by Lipper. The Fund

Annual Report | 49

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Board Review of Investment Management Agreement (continued)

has been in operation for only three full years. The Fund’s 2013 total return as shown in the Lipper report was in the lowest performing quintile of such universe, and both its 2012 and 2011 total returns on an annualized basis were in the second-lowest performing quintile of such universe. The Board also reviewed the Fund’s performance within a supplementary universe consisting of funds in the Pacific/Asia ex-Japan Morningstar category included in the Lipper report at management’s request and found the Fund’s comparative performance within such category to be comparable to its performance with the Lipper designated performance universe. In view of the Fund’s short period of operation, the Board did not believe the Fund’s performance as shown in the Lipper report to be particularly meaningful, and noted that management was recommending the Fund be liquidated.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed the Fund’s contractual management fee to be among the highest in the Lipper expense group but its expenses to be below the median. The Board found the expenses of the Fund to be acceptable, noting its specialized nature and observed that its expenses had been subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the

50 | Annual Report

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Board Review of Investment Management Agreement (continued)

Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund, provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 51

Templeton Global Investment Trust

Shareholder Information (continued)

Templeton Asian Growth Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 | Annual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $283,759 for the fiscal year ended March 31, 2014 and $271,666 for the fiscal year ended March 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,500 the fiscal year ended March 31, 2014 and $5,304 for the fiscal year ended March 31, 2013.  The services for which these fees were paid include preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended March 31, 2014 and $4,600 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,530 for the fiscal year ended March 31, 2014 and $0 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $166,581 for the fiscal year ended March 31, 2014 and $39,194 for the fiscal year ended March 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,541 for the fiscal year ended March 31, 2014 and $49,098 for the fiscal year ended March 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.            N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2014

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date May 27, 2014